UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-08037

AdvisorOne Funds

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, NE

68137

(Address of principal executive offices)

(Zip code)

Gemini Fund Services, LLC., 450 Wireless Blvd.,  Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

402-493-3313

Date of fiscal year end:

4/30

Date of reporting period:      4/30/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

QUARTERS ONLY
50¢

Looking long-term

Annual Report | AdvisorOne Funds | April 30, 2010

AdvisorOne Funds

Distributed by Northern Lights Distributors, LLC, Member FINRA

AdvisorOne Funds Annual Report

Table of Contents

Letter from the Portfolio Management Team	3
Amerigo Fund - Portfolio Summary	5
Amerigo Fund - Performance Update	6
Clermont Fund - Portfolio Summary	7
Clermont Fund - Performance Update	8
Select Allocation Fund - Portfolio Summary	9
Select Allocation Fund - Performance Update	10
Descartes Fund - Portfolio Summary	11
Descartes Fund - Performance Update	12
Liahona Fund - Portfolio Summary	13
Liahona Fund - Performance Update	14
Enhanced Income Fund - Portfolio Summary	15
Enhanced Income Fund - Performance Update	16
Flexible Income Fund - Portfolio Summary	17
Flexible Income Fund - Performance Update	18
Select Appreciation Fund - Portfolio Summary	19
Select Appreciation Fund - Performance Update	20
Reservoir Fund - Portfolio Summary	21
Reservoir Fund - Performance Update	22
Shelter Fund - Portfolio Summary	23
Shelter Fund - Performance Update	24
Amerigo Fund - Schedule of Investments	25
Clermont Fund - Schedule of Investments	28
Select Allocation Fund - Schedule of Investments	32
Descartes Fund - Schedule of Investments	35
Liahona Fund - Schedule of Investments	38
Enhanced Income Fund - Schedule of Investments	41
Flexible Income Fund - Schedule of Investments	43
Select Appreciation Fund - Schedule of Investments	45
Reservoir Fund - Schedule of Investments	47
Shelter Fund - Schedule of Investments	48
Statements of Assets and Liabilities	50
Statements of Operations	52

AdvisorOne Funds Annual Report

Table of Contents, cont'd.

Amerigo Fund - Statements of Changes in Net Assets	54
Clermont Fund - Statements of Changes in Net Assets	54
Select Allocation Fund - Statements of Changes in Net Assets	55
Descartes Fund - Statements of Changes in Net Assets	55
Liahona Fund - Statements of Changes in Net Assets	56
Enhanced Income Fund - Statements of Changes in Net Assets	56
Flexible Income Fund - Statements of Changes in Net Assets	57
Select Appreciation Fund - Statements of Changes in Net Assets	57
Reservoir Fund - Statements of Changes in Net Assets	58
Shelter Fund - Statements of Changes in Net Assets	58
Amerigo Fund - Financial Highlights	59
Clermont Fund - Financial Highlights	61
Select Allocation Fund - Financial Highlights	62
Descartes Fund - Financial Highlights	63
Liahona Fund - Financial Highlights	64
Enhanced Income Fund - Financial Highlights	65
Flexible Income Fund - Financial Highlights	65
Select Appreciation Fund - Financial Highlights	65
Reservoir Fund - Financial Highlights	66
Shelter Fund - Financial Highlights	67
Notes to Financial Statements	68
Report of Independent Registered Public Accounting Firm	85
Shareholder Expense Example	86
Financial Statements of Underlying Fund	88
Trustees and Officers of the Trust	131
Additional Information	134

AdvisorOne Funds Annual Report

Letter from The Portfolio Management Team

Dear Shareholders,

Over the past year, several themes have dominated the markets:

- In the first half of 2009, investors came to the conclusion that the economy was NOT in a Depression, but merely a very deep recession, similar to what we witnessed a generation ago in 1980-1982. The markets started to trade sharply higher and asset prices rose as the markets began to re-price risk to that of a recession, not a depression. We call this phase the Great Recession.
- In the second half of 2009, massive monetary and fiscal stimulus efforts on a scale never witnessed before began to bear fruit, and a global economic recovery began to slowly take hold. As a result, the markets continued to rise, as did asset prices as investors continued to re-price risk from that of a recession to that of an economic recovery. We call this phase the Great Reflation.
- In the first half of 2010, the general theme in the market has been what we refer to as the "Great Expectation." As the markets and corporate profitability have increased, investor expectations of a sustainable economic recovery have also risen.

Over the past year or so, we have slowly transitioned from global efforts to stimulate the economy to an environment where corporate profits have begun to improve and, more recently, revenues have once again begun to improve. We are now approaching the point where the markets are looking for signs that the budding global economic recovery is becoming self-sustaining. In essence, the global economy began to grow on its own without the need for additional monetary fiscal stimulus.

What does all this imply from an investment perspective?

- The second year of an economic recovery has historically continued to produce positive returns for the markets.
- It is during the second year of a recovery that the broader markets tend to enter a wide trading range. Market corrections tend to be short and sharp as investor expectations change. Concerns shift from "is the economy recovering?" to "when is the Fed going to raise rates, what is inflation going to do, and have corporate profit expectations suddenly become too rosy, marking them hard to meet investor expectations?"
- It is also during the second year of a recovery that stocks tend to outperform bonds as corporate profits continue to improve, while bond returns become more modest as rising interest rates globally begin to exert downward pressure on bond prices, particularly U.S. Treasuries.

Should the markets enter a trading range over the next quarter or two, the key will be for investors to "look under the hood" at how market leadership is changing instead of focusing on what the markets are doing, and position portfolios accordingly.

Investment Outlook

As we enter the second year of a recovery, AdvisorOne allocations are becoming more benchmark-like, with large overweights and underweights of various asset classes being trimmed. One year ago, the markets mispriced many different asset classes of securities to a level we had not seen in 70 years. Today, those extreme disparities have been corrected and the market valuations have returned to a more traditional level. As a result, broader diversification is justified until new market

AdvisorOne Funds Annual Report

leadership begins to assert itself.

Due to the highly stimulative monetary and fiscal policies, the market rally in 2009 pretty much lifted "all boats." In 2010, the markets should sort out which of those boats have motors and which do not. As that sifting takes place, market breadth will narrow and the performance between the "winners" and the "losers" will begin to widen. As the market reverts to fundamentals, asset allocation will become increasingly important in the search for incremental return above that of the broad market indices. Fundamentals, such as revenue and earnings growth, will be key when it comes to equity performance.

Fixed income returns in 2009 had a banner year, with high yield bonds producing almost equity-like returns as liquidity and credit risk premiums rapidly declined from the extreme levels witnessed in the fourth quarter of 2008. As the economic recovery begins to take hold, interest rates are likely to rise.

Should interest rates rise, U.S. Treasury securities may very well produce negative rates of return for a second consecutive year. High yield bonds currently trade at yields sufficiently above U.S. Treasuries to cushion a rise in interest rates, and we continue to find the asset class attractive. Investment grade bonds, however, are already priced for an economic recovery. As a result, we would anticipate shortening the duration of our investment grade bond holdings as the year progresses, should interest rates move higher.

We expect corporate bonds to produce income-like returns in 2010, a level that is attractive, but well below what we saw in 2009.

Lastly, many commodities saw strong price gains in 2009 due to declines in the value of the U.S. dollar. Should the U.S. dollar stabilize or trend higher in 2010 as interest rates rise, commodities may begin to trade more based on underlying demand rather than currency. That would tend to favor industrial commodities while placing a commodity such as "gold" at risk.

Sincerely,

Portfolio Management Team

The AdvisorOne Funds are fund of funds, meaning they invest in underlying mutual funds and exchange traded funds (underlying funds). In some instances, it may be less expensive for an investor to invest in the Underlying Funds directly. There is also a risk that the investment advisors of those underlying funds may make investment decisions detrimental to the performance of the Funds or the Underlying Funds may be more volatile than investments in other mutual funds. The Funds invest in Underlying Funds as well as equity, bond or derivative securities.

AdvisorOne Funds Annual Report
Amerigo Fund - Portfolio Summary

Portfolio Commentary

Amerigo's Class N Shares had a total return of 42.6 percent during the 12 months ending April 30, 2010, outperforming its performance benchmark, the S&P 500 Index, which had a total return of 38.8 percent.

During the course of the past 12 months, Amerigo's portfolio has undergone a significant repositioning. At the beginning of the reporting period, the portfolio was heavily positioned in emerging market equities and commodities to take advantage of the reflation theme in global economic policy. That strategy proved beneficial during the spring and summer months of 2009 as emerging market equities and commodities responded favorably to efforts to stimulate economic growth.

As we entered the fall of 2009, positions in emerging market equities were significantly reduced and the fund's broad exposure to commodities was eliminated. Proceeds from those reductions were reinvested into U.S. equities, further overweighting Amerigo's exposure to mid and small cap equities. This was done to reposition the portfolio in order to benefit from what appeared to be a rotational economic recovery. The global economic recovery we witnessed in the past year was first experienced in the emerging market countries. Now, it appears that the economic recovery has "rotated" from the emerging market countries toward the U.S. As a result, the U.S. stock market has recently been outperforming the equity markets in emerging market countries.

As the economic recovery progresses into its second year, we anticipate that market leadership may begin to change from the high beta cyclical sectors more toward fundamentals of sectors that can produce consistent revenue and earnings growth.

**Based on total net asset value as of April 30, 2010. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund's risk because each investment has a greater effect on the Fund's performance.*

You cannot invest directly in an index or benchmark.

Portfolio Composition*

0.69% Diversified Companies
0.94% Money Market Funds
3.95% Specialty
0.32% Other / Cash Equivalents
4.17% International Equity
4.25% Large Cap Value
24.70% Large Cap Blend
5.28% Mid Cap Growth
6.68% Small Cap Blend
17.27% Emerging Markets
15.12% Mid Cap Blend
16.65% Large Cap Growth

Top Ten Portfolio Holdings*

SPDR S&P 500 ETF Trust	**9.76%**
This unit investment trust consists of a portfolio representing all 500 stocks in the S&P 500 Index.	
iShares S&P 500 Index Fund	**9.37%**
This Fund seeks investment results that correspond with the performance of the large-capitalization sector of the U.S. equity market.	
PowerShares QQQ	**8.44%**
This Fund seeks to include 100 of the largest, most innovative non-financial companies that trade on the NASDAQ Stock Market, based on market capitalization.	
iShares Russell 1000 Growth Index Fund	**8.21%**
This Fund seeks investment results that correspond with the large-capitalization growth sector of the U.S. equity market.	
Vanguard Mid Cap ETF	**6.21%**
This Fund seeks to track the performance of the MSCI US Mid-Cap 450 Index, an index of stocks of medium-size U.S. companies.	
iShares Russell Mid Cap Growth Index Fund	**5.28%**
This Fund seeks investment results that correspond with the Russell Mid-Cap Growth Index, an index of the 800 smallest companies in the Russell 1000 Index.	
iShares S&P Latin America 40 Index Fund	**5.04%**
This Fund consists of selected equities trading on the exchanges of four Latin American countries.	
iShares Russell Mid Cap Index Fund	**4.47%**
This Fund seeks investment results that correspond generally to the Russell Midcap Index.	
iShares MSCI Emerging Markets Index Fund	**4.43%**
This Fund seeks investment results that correspond with the global emerging markets.	
iShares Russell 2000 Index Fund	**3.45%**
This Fund seeks investment results that correspond generally to the Russell 2000 Index.

AdvisorOne Funds Annual Report Amerigo Fund - Performance Update

Annualized Total Returns as of April 30, 2010

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class C Shares[1]	41.17%	3.53%	N/A	-0.12%	7/13/00
Class N Shares[2]	42.60%	4.56%	1.05%	4.90%	7/14/97

[1] Class C Shares are subject to a CDSC of 1% on shares redeemed within 18 months of purchase.
[2] Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Amerigo Fund (assuming reinvestment of all dividends and distributions) versus the Amerigo Fund's benchmark index.

$25,000
$20,000
$15,000
$10,000
7/97
10/97
4/98
10/98
4/99
10/99
4/00
10/00
4/01
10/01
4/02
10/02
4/03
10/03
4/04
10/04
4/05
10/05
4/06
10/06
4/07
10/07
4/08
10/08
4/09
10/09
4/10
$18,442
$16,129
Amerigo Fund (Class N)
S&P 500 Index

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund's total annual operating expenses, including underlying fund expenses, for the Amerigo Fund Class C and Class N are 2.46% and 1.46%, respectively. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

"S&P 500 Index", a registered trademark of McGraw-Hill Co., Inc., is a market capitalization weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

AdvisorOne Funds Annual Report

Clermont Fund - Portfolio Summary

Portfolio Commentary

Clermont increased 27.4 percent during the fiscal year ended April 30, 2010, slightly underperforming its benchmark (45 percent of the return of the S&P 500 Index and 55 percent of the return of the Barclays Capital 1-5 Year Government Credit Index), which generated a total return of 28.2 percent.

During the reporting period, positions in emerging market equities and commodities were trimmed, with proceeds reinvested primarily into mid and small cap U.S. equities. The effect of the trades was to reduce the impact of weak international equity performance as the U.S. dollar firmed up and the economic recovery rotated from the emerging market countries toward the U.S.

As securities have recovered much of the dramatic undervaluation we witnessed earlier in the year, Clermont's portfolio has become more conservative, primarily through a reduction in the size of the portfolio's various asset class overweights and underweights. One year ago, the markets mispriced many different asset classes of securities to a level we had not seen in 70 years. Today, those extreme disparities have been corrected and the market valuations have returned to a more traditional level. As a result, we believe broader diversification is justified until new market leadership begins to assert itself.

**Based on total net asset value as of April 30, 2010. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund's risk because each investment has a greater effect on the Fund's performance.*

You cannot invest directly in an index or benchmark.

Portfolio Composition*

0.91% Diversified Companies
1.30% Specialty
1.45% Other / Cash Equivalents
1.98% Money Market Funds
2.28% International Equity
2.37% Small Cap Blend
3.28% Large Cap Value
4.80% Large Cap Growth
6.09% Mid Cap Blend
6.49% Emerging Markets
7.51% Corporate Bonds
19.14% Large Cap Blend
42.42% Bond Funds

Top Ten Portfolio Holdings*

iShares Barclay's Credit Bond Fund — **11.89%**

This Fund seeks results that correspond with the investment grade credit sector of the United States bond market as defined by the Barclays Capital U.S. Credit Bond Index.

iShares iBoxx $ Investment Grade Corporate Bond Fund — **7.32%**

This Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the iBoxx $ Liquid Investment Grade Index.

SPDR S&P 500 ETF Trust — **7.23%**

This unit investment trust consists of a portfolio representing all 500 stocks in the S&P 500 Index.

Vanguard Total Bond Market ETF — **6.48%**

This Fund seeks to track the performance of a broad, market-weighted bond index.

iShares iBoxx $ High Yield Corporate Bond Fund — **5.93%**

This Fund seeks investment results that correspond generally to the price and yield performance of the U.S. dollar high yield corporate bond market as defined by the iBoxx $ Liquid High Yield Index.

iShares S&P 500 Index Fund — **5.04%**

This Fund seeks investment results that correspond with the performance of the large-capitalization sector of the U.S. equity market.

SPDR Barclays Capital High Yield Bond ETF — **3.53%**

This Fund seeks to provide investment results that correspond generally to the price and yield performance of the Barclays Capital High Yield Very Liquid Index.

Vanguard Total Stock Market ETF — **3.14%**

This Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

Vanguard Emerging Markets ETF — **3.03%**

This Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.

Vanguard Short Term Bond ETF — **2.61%**

This Fund seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity.

AdvisorOne Funds Annual Report Clermont Fund - Performance Update

Annualized Total Returns as of April 30, 2010

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class N Shares[1]	27.39%	2.18%	0.85%	2.66%	7/14/97

[1]Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Clermont Fund (assuming reinvestment of all dividends and distributions) versus the Clermont Fund's benchmark index.

$20,000
$15,000
$10,000
$19,487
$16,129
$13,989
7/97
10/97
4/98
10/98
4/99
10/99
4/00
10/00
4/01
10/01
4/02
10/02
4/03
10/03
4/04
10/04
4/05
10/05
4/06
10/06
4/07
10/07
4/08
10/08
4/09
10/09
4/10
Clermont Fund (Class N)
S&P 500 Index
BarCap Govt/Credit 1-5 Yr TR USD

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund's total annual operating expenses, including underlying fund expenses, for the Clermont Fund is 1.60%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

"S&P 500 Index", a registered trademark of McGraw-Hill Co., Inc., is a market capitalization weighted index of 500 widely held common stocks. The Barclays Capital 1-5 Year Government Credit Index measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. Investors cannot invest directly in an index or benchmark.

AdvisorOne Funds Annual Report
Select Allocation Fund - Portfolio Summary

Portfolio Commentary

Select Allocation had a total return of 38.3 percent over the past 12 months, outperforming its performance benchmark (75 percent of the return of the S&P 500 Index and 25 percent of the return of the Barclays Capital 1-5 Year Government Credit Index), which gained 34.0 percent.

The strongest contributor to Select Allocation's outperformance over the past 12 months was the fund's significant overweight toward emerging market equities, especially Latin America. Latin American equities benefitted heavily as global economic policy shifted toward reflation. The bulk of the outperformance generated by Latin America, and emerging markets in general, occurred in the last three calendar quarters of 2009. As we entered the current calendar year, positions in emerging markets and international equities, as well as commodities, were reduced, with proceeds reinvested into U.S. equities.

Select Allocation remains overweight investment grade and high yield and underweight U.S. Treasuries. With interest rates remaining at very low levels, we believe it is too early to reduce the fund's corporate bond exposure and trim portfolio duration at this time.

**Based on total net asset value as of April 30, 2010. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund's risk because each investment has a greater effect on the Fund's performance.*

You cannot invest directly in an index or benchmark.

Portfolio Composition*

0.58% Money Market Funds
0.92% Other / Cash Equivalents
20.79% Emerging Markets
15.84% Large Cap Blend
14.77% Bond Funds
9.81% Corporate Bonds
8.92% Specialty
7.99% Mid Cap Blend
5.64% Large Cap Growth
5.03% International Equity
3.68% Commodity Funds
2.92% Small Cap Blend
2.43% Large Cap Value
0.88% Diversified Companies

Top Ten Portfolio Holdings*

SPDR S&P 500 ETF Trust — **5.03%**
This unit investment trust consists of a portfolio representing all 500 stocks in the S&P 500 Index.

iShares S&P Latin America 40 Index Fund — **4.81%**
This Fund consists of selected equities trading on the exchanges of four Latin American countries.

iShares S&P 500 Index Fund — **4.66%**
This Fund seeks investment results that correspond with the performance of the large-capitalization sector of the U.S. equity market.

iShares MSCI Emerging Markets Index Fund — **4.22%**
This Fund seeks investment results that correspond with the global emerging markets.

iShares iBoxx $ High Yield Corporate Bond Fund — **4.20%**
This Fund seeks investment results that correspond generally to the price and yield performance of the U.S. dollar high yield corporate bond market as defined by the iBoxx $ Liquid High Yield Index.

Vanguard Emerging Markets ETF — **3.89%**
This Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.

iShares Barclays Credit Bond Fund — **3.73%**
This Fund seeks results that correspond with the investment grade credit sector of the United States bond market as defined by the Barclays Capital U.S. Credit Bond Index.

SPDR Barclays Capital High Yield Bond ETF — **3.53%**
This Fund seeks investment results that correspond to the Barclays Capital High Yield Very Liquid Index that tracks the U.S. high yield corporate bond market.

Vanguard Total Stock Market ETF — **3.12%**
This Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

Vanguard Large Cap ETF — **2.83%**
The Fund is an exchange-traded share class of Vanguard Large-Cap Index Fund designed to track the performance of the MSCI US Prime Market 750 Index.

AdvisorOne Funds Annual Report Select Allocation Fund - Performance Update

Annualized Total Returns as of April 30, 2010

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class N Shares[1]	38.27%	N/A	N/A	0.31%	1/27/06

[1]Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Select Allocation Fund (assuming reinvestment of all dividends and distributions) versus the Select Allocation Fund's benchmark index.

$15,000
$12,000
$9,000
$6,000
$12,259
$10,132
$10,122
1/27/06 1/31/06 4/06 7/06 10/06 1/07 4/07 7/07 10/07 1/08 4/08 7/08 10/08 1/09 4/09 7/09 10/09 1/10 4/10
Select Allocation Fund (Class N)
S&P 500 Index
BarCap Govt/Credit 1-5 Yr TR USD

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund's total annual operating expenses, including underlying fund expenses, for the Select Allocation Fund is 1.74%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

"S&P 500 Index," a registered trademark of McGraw-Hill Co., Inc., is a market capitalization weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark. The BarCap 1-5 Year Government Credit Index measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. Investors cannot invest directly in an index or benchmark.

AdvisorOne Funds Annual Report

Descartes Fund - Portfolio Summary

Portfolio Commentary

Descartes increased 39.2 percent during the fiscal year ending April 30, 2010, outperforming its performance benchmark (90 percent of the return of the S&P 500 Index and 10 percent of the return of the Barclays Capital 1-5 Year Government Credit Index) for the period, which gained 36.9 percent.

Descartes' portfolio remains positioned for a moderate improvement in economic conditions over the next couple of years with overweight positions in growth companies, technology, and developing markets. Strategically, we anticipate that these areas of the market could outperform in a slower growth environment. The fund more recently also increased exposure to the more economically sensitive parts of the U.S. equity market, such as domestic small caps.

While the economy is clearly improving, it is expected by many that this recovery will be slower than previous recoveries. Descartes is positioned for an environment between a double dip recession and a rapid recovery.

**Based on total net asset value as of April 30, 2010. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund's risk because each investment has a greater effect on the Fund's performance.*

You cannot invest directly in an index or benchmark.

Portfolio Composition*

2.00% Commodity Funds
1.46% Other / Cash Equivalents
27.94% Specialty
12.92% Large Cap Growth
9.76% Emerging Markets
8.68% Small Cap Growth
8.26% Large Cap Blend
6.58% Bond Funds
5.86% Mid Cap Growth
4.43% Large Cap Value
3.90% Mid Cap Blend
3.83% International Equity
2.28% Small Cap Blend
2.14% Diversified Companies

Top Ten Portfolio Holdings*

iShares Russell 1000 Growth Index Fund	**8.75%**
This Fund seeks investment results that correspond with the large-capitalization growth sector of the U.S. equity market.	
iShares Russell Mid Cap Growth Index Fund	**5.86%**
This Fund seeks investment results that correspond with the Russell Mid-Cap Growth Index, an index of the 800 smallest companies in the Russell 1000 Index.	
iShares Russell 2000 Growth Index Fund	**5.56%**
This Fund seeks to track the performance of the Russell 2000 Growth Index.	
iShares S&P Global Energy Sector Index Fund	**5.42%**
This Fund seeks investment results that correspond generally to the S&P Global Energy Sector Index.	
iShares S&P Global Technology Sector Index Fund	**5.19%**
This Fund seeks investment results that correspond with the performance of companies in the information technology sector of the economy.	
iShares iBoxx Investment Grade Corporate Bond Fund	**3.50%**
This Fund seeks investment results that correspond generally to the price and yield performance of the corporate bond market as defined by the iBoxx $ Liquid Investment Grade Index.	
iShares Dow Jones U.S. Basic Materials Sector Index Fund	**2.80%**
This Fund seeks investment results that correspond with the global emerging markets.	
Vanguard Mega Cap 300 Growth ETF	**2.79%**
The Fund seeks to track the performance of a benchmark index that measures the investment return of the largest-capitalization growth stocks in the United States.	
iShares S&P Latin America 40 Index Fund	**2.77%**
This Fund consists of selected equities trading on the exchanges of four Latin American countries.	
SPDR Technology Select Sector Fund	**2.73%**
This Fund seeks to closely match the returns and characteristics of the Technology Select Sector of the S&P 500 Index.

AdvisorOne Funds Annual Report Descartes Fund - Performance Update

Annualized Total Returns as of April 30, 2010

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class N Shares[1]	39.21%	N/A	N/A	0.24%	4/19/06

[1]Class N Shares are not subject to an initial sales charge of a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Descartes Fund (assuming reinvestment of all dividends and distributions) versus the Descartes Fund's benchmark index.

$26,000
$22,000
$18,000
$14,000
$10,000
$6,000
$24,067
$10,097
$9,876
$9,367
4/19/06 4/30/06 7/06 10/06 1/07 4/07 7/07 10/07 1/08 4/08 7/08 10/08 1/09 4/09 7/09 10/09 1/10 4/10
Descartes Fund (Class N)
Russell 1000 Value Index
S&P 500 Index
BarCap Gov't/Credit 1-5 Yr TR USD

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past perfomance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund's total annual operating expenses, including underlying fund expenses, for the Descartes Fund is 1.62%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

"S&P 500 Index," a registered trademark of McGraw-Hill Co., Inc., is a market capitalization weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark. The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with the lower price-to-book ratios and lower forecasted growth values. The BarCap 1-5 Year Government Credit Index measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. Investors cannot invest directly in an index or benchmark.

The Advisor has elected to change the benchmark comparison for this Fund. Going forward, the S&P 500 Index will be used as the primary broad-based benchmark. The Russell 1000 Value Index will continue to be shown with the S&P 500 Index information for a period of 1 year.

AdvisorOne Funds Annual Report

Liahona Fund - Portfolio Summary

Portfolio Commentary

Liahona had a total return of 29.6 percent during the 12 months ended April 30, 2010, slightly trailing its performance benchmark (65 percent of the return of the S&P 500 Index and 35 percent of the return of the Barclays Capital 1-5 Year Government Credit Index), which gained 32.1 percent.

Liahona is presently overweight growth securities, which are displaying very low risk characteristics relative to their long-term averages. Negatively impacting performance during the period was the general underperformance of international securities and the fund's overweight position in growth.

The fixed income and risk reduction portion of the portfolio is overweight corporate bonds of both high and low quality. Liahona also held a small position in a security whose price is tied to movements in volatility for risk reduction. Corporate bonds positions in the portfolio have been strong contributors to performance over the reporting period.

**Based on total net asset value as of April 30, 2010. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund's risk because each investment has a greater effect on the Fund's performance.*

You cannot invest directly in an index or benchmark.

Portfolio Composition*

1.30% Mid Cap Blend
1.05% Large Cap Value
0.32% Other / Cash Equivalents
1.57% International Equity
3.60% Money Market Funds
4.21% Small Cap Blend
25.91% Bond Funds
4.88% Mid Cap Growth
7.32% Small Cap Growth
7.85% Emerging Markets
16.88% Large Cap Growth
11.79% Large Cap Blend
13.34% Specialty

Top Ten Portfolio Holdings*

Holding	%
iShares Russell 2000 Growth Index Fund — This Fund seeks investment results that correspond generally to the Russell 2000 Index.	**7.05%**
iShares Russell 1000 Growth Index Fund — This Fund seeks investment results that correspond with the large-capitalization growth sector of the U.S. equity market.	**6.25%**
iShares iBoxx Investment Grade Corporate Bond Fund — This Fund seeks investment results that correspond generally to the price and yield performance of the corporate bond market as defined by the iBoxx $ Liquid Investment Grade Index.	**5.86%**
iShares S&P 500 Index Fund — This Fund seeks investment results that correspond with the performance of the large-capitalization sector of the U.S. equity market.	**4.96%**
SPDR S&P 500 ETF Trust — This unit investment trust consists of a portfolio representing all 500 stocks in the S&P 500 Index.	**4.87%**
iShares iBoxx $ High Yield Corporate Bond Fund — This Fund seeks investment results that correspond generally to the price and yield performance of the U.S. dollar high yield corporate bond market as defined by the iBoxx $ Liquid High Yield Index.	**4.73%**
iShares S&P Global Energy Sector Index Fund — This Fund seeks investment results that correspond generally to the S&P Global Energy Sector Index.	**4.39%**
iShares Russell 2000 Index Fund — This Fund seeks investment results that correspond with the small-capitalization sector of the U.S. equity market.	**4.21%**
iShares Russell Mid Cap Growth Index Fund — This Fund seeks investment results that correspond with the Russell Mid Cap Growth Index, an index of the 800 smallest companies in the Russell 1000 Index.	**3.90%**
SPDR Barclays Capital High Yield Bond ETF — This Fund seeks to provide investment results that correspond generally to the price and yield performance of the Barclays Capital High Yield Very Liquid Index.	**3.77%**

AdvisorOne Funds Annual Report Liahona Fund - Performance Update

Annualized Total Returns as of April 30, 2010

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class N Shares[1]	29.57%	N/A	N/A	-0.20%	4/19/06

[1]Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Liahona Fund (assuming reinvestment of all dividends and distributions) versus the Liahona Fund's benchmark index.

$26,000
$22,000
$18,000
$14,000
$10,000
$6,000
$24,067
$9,921
$9,876
$9,367
4/19/06 4/30/06 7/06 10/06 1/07 4/07 7/07 10/07 1/08 4/08 7/08 10/08 1/09 4/09 7/09 10/09 1/10 4/10
Liahona Fund (Class N)
Russell 1000 Value Index
BarCap Govt/Credit 1-5 Yr TR USD
S&P 500 Index

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund's total annual operating expenses, including underlying fund expenses, for the Liahona Fund is 1.79%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

"S&P 500 Index", a registered trademark of McGraw-Hill Co., Inc., is a market capitalization weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark. The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with the lower price-to-book ratios and lower forecasted growth values. The BarCap Govt/Credit 1-5 Yr USD 1-5 Year Government Credit Index measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. Investors cannot invest directly in an index or benchmark.

The Advisor has elected to change the benchmark comparison for this Fund. Going forward, the S&P 500 Index will be used as the primary broad-based benchmark. The Russell 1000 Value Index will continue to be shown with the S&P 500 Index information for a period of 1 year.

AdvisorOne Funds Annual Report
Enhanced Income Fund - Portfolio Summary

Portfolio Commentary

Enhanced Income reported a total return of 6.3 percent since the fund's inception on October 1, 2009. The fund's performance benchmark (40 percent of the return of the S&P 500 Index) gained 6.6 percent over the same period of time.

Positive contributors to performance included U.S. small and mid cap securities. Sector-specific positions in Biotech and Metals and Mining also contributed positively to performance. Negative contributors to performance over the period were related to international underperformance and an unfavorable environment for covered call writing as market volatility declined. To help minimize the impact of the present low volatility environment, we have been writing calls further out of the money in an effort to achieve a balance income generation from options and equity appreciation from the underlying holdings.

We continue to favor U.S. small cap securities and a modest position to emerging markets. Sector positions have been pulled back to lower concentrations to help control daily volatility.

**Based on total net asset value as of April 30, 2010. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund's risk because each investment has a greater effect on the Fund's performance.*

You cannot invest directly in an index or benchmark.

Portfolio Composition*

5.84% Mid Cap Blend
1.69% Other / Cash Equivalents
5.94% Emerging Markets
7.41% Small Cap Blend
33.78% Large Cap Blend
18.71% Bond Funds
26.63% Specialty

Top Ten Portfolio Holdings*

SPDR S&P 500 ETF Trust	**33.78%**
This unit investment trust consists of a portfolio representing all 500 stocks in the S&P 500 Index.	
ProShares Short S&P 500	**22.78%**
The Fund seeks daily investment results that correspond to the inverse of the daily performance of the S&P 500 index.	
iShares iBoxx $ High Yield Corporate Bond Fund	**15.82%**
This Fund seeks investment results that correspond generally to the price and yield performance of the U.S. dollar high yield corporate bond market as defined by the iBoxx $ Liquid High Yield Index.	
iShares Russell 2000 Index Fund	**7.41%**
This Fund seeks investment results that correspond with the small-capitalization sector of the U.S. equity market.	
iShares MSCI Emerging Markets Index Fund	**5.94%**
This Fund seeks investment results that correspond with the global emerging markets.	
SPDR Mid Cap 400 ETF Trust	**5.84%**
The Fund seeks to generally correspond to the price and yield performance of the S&P MidCap 400 Index.	
iShares Barclays TIPS Bond Fund	**2.89%**
This Fund seeks results that correspond with the inflation-protected sector of the United States Treasury market as defined by the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).	
SPDR Energy Select Sector Fund	**1.01%**
This Fund seeks to invest in a wide array of industrial companies including aerospace, defense, building products, contruction, engineering, electrical equipment, and others.	
SPDR S&P Metals & Mining ETF	**1.00%**
This Fund seeks to replicate as closely as possible the total return performance of the S&P Metals and Mining Select Industry Index.	
SPDR Semiconductor Holders Trust	**0.93%**
The investment seeks to replicate as closely as possible the performance of an index derived from the Semiconductor segment of a U.S. total market composite index.

AdvisorOne Funds Annual Report Enhanced Income Fund - Performance Update

Annualized Total Returns as of April 30, 2010

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class N Shares[1]	N/A	N/A	N/A	6.32%	10/1/09

[1]Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Enhanced Income Fund (assuming reinvestment of all dividends and distributions) versus the Enhanced Income Fund's benchmark index.

$12,000
$10,000
$8,000
$11,652
$10,632
10/1/2009
10/31/2009
1/10
4/10
Enhanced income Fund (Class N)
S&P 500 Index

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund's total annual operating expenses, including underlying fund expenses, for the Enhanced Income Fund is 2.37%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

"S&P 500 Index," a registered trademark of McGraw-Hill Co., Inc., is a market capitalization weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

AdvisorOne Funds Annual Report
Flexible Income Fund - Portfolio Summary

Portfolio Commentary

Flexible Income returned 2.2 percent since the fund's inception on October 1, 2009, slightly underperforming its benchmark, the Barclays Aggregate Bond Index, which returned 2.7 percent.

Flexible Income's portfolio is presently positioned to take advantage of the relative yield advantage in investment grade corporate bonds and high yield corporate bonds. Should interest rates and inflation begin to increase, a reduction in investment grade corporate exposure and a reduction in duration relative to the fund's benchmark will take place. At the present time, high yield bond spreads are still sufficiently wide to accommodate a modest increase in interest rates and inflation. We also believe that, unlike investment grade bond spreads, high yield bond spreads may narrow further as default risk declines and investors continue to search for yield.

The duration of Flexible Income's portfolio remains neutral to the benchmark at this time. As the Fed begins to normalize its interest rate policy, we would anticipate shortening portfolio duration. With the current low level of capacity utilization and high level of unemployment, we expect that the Fed will retain a bias toward keeping interest rates low for an extended period of time.

**Based on total net asset value as of April 30, 2010. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund's risk because each investment has a greater effect on the Fund's performance.*

You cannot invest directly in an index or benchmark.

Portfolio Composition*

8.72% Other / Cash Equivalents
4.09% Money Market Funds
2.67% Corporate Bonds
45.77% Bond Funds
38.75% U.S. Government and Agency Obligations

Top Ten Portfolio Holdings*

iShares iBoxx $ Investment Grade Corporate Bond Fund — **8.87%**
This Fund seeks investment results that correspond generally to the price and yield performance of the corporate bond market as defined by the iBoxx $ Liquid Investment Grade Index.

iShares Barclays Credit Bond Fund — **8.38%**
This Fund seeks results that correspond with the investment grade credit sector of the United States bond market as defined by the Barclays Capital U.S. Credit Bond Index.

SPDR Barclays High Yield Bond ETF — **6.17%**
This Fund seeks investment results that correspond to the Lehman Brothers High Yield Very Liquid Index that tracks the U.S. high yield corporate bond market.

iShares iBoxx $ High Yield Corporate Bond Fund — **6.00%**
This Fund seeks investment results that correspond generally to the price and yield performance of the U.S. dollar high yield corporate bond market as defined by the iBoxx $ Liquid High Yield Index.

FNCL, 5.00%, due 2/1/40 — **3.05%**

FGLMC, 6.50%, due 4/1/39 — **3.05%**

iShares Barclays Intermediate Credit Bond Fund — **2.99%**
This Fund seeks results that correspond generally to the price and yield performance of the investment grade credit sector of the United States bond market.

iShares Barclays Aggregate Bond Fund — **2.85%**
This Fund seeks investment results that correspond generally to the price and yield performance of the total United States investment grade bond market as defined by the Barclays Capital U.S. Aggregate Bond Index.

AdvisorOne Funds Annual Report Flexible Income Fund - Performance Update

Annualized Total Returns as of April 30, 2010

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class N Shares[1]	N/A	N/A	N/A	2.15%	10/1/09

[1]Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Flexible Income Fund (assuming reinvestment of all dividends and distributions) versus the Flexible Income Fund's benchmark index.

$10,500
$10,000
$9,500
10/1/2009
10/31/2009
1/10
4/10
$10,267
$10,215
Flexible income Fund (Class N)
Barclays Aggregate Bond Index

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund's total annual operating expenses, including underlying fund expenses, for the Flexible Income Fund is 1.90%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

The Barclays Capital U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities, and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity. In addition, the securities must be denominate in US dollars and must be fixed rate, nonconvertible, and taxable. Investors cannot invest directly in an index.

AdvisorOne Funds Annual Report | Select Appreciation Fund - Portfolio Summary

Portfolio Commentary

Select Appreciation had a total return of 13.1 percent since the fund's inception on October 1, 2010. The fund's performance benchmark (110 percent of the return of the S&P 500 Index) gained 18.2 percent over the same period of time.

During this short period of time, portfolio changes centered on a reduction in emerging market and international equities reinvesting the proceeds from those sales into U.S. equities.

While the broader equity market indices continue to rise, their rise masks the rotating correction that is occurring within the major markets. Sector outperformance more recently has been concentrated in just three of the 10 sectors that comprise the S&P 500 Index. Until we begin to see a less rotational and more defined trend in leadership within the markets, we will continue to be allocated very broadly with minimal over- or underweights relative to our performance benchmark.

**Based on total net asset value as of April 30, 2010. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund's risk because each investment has a greater effect on the Fund's performance.*

You cannot invest directly in an index or benchmark.

Portfolio Composition*

2.14% International Equity
0.48% Money Market Funds
0.20% Other / Cash Equivalents
2.25% Large Cap Growth
3.62% Commodity Funds
4.97% Large Cap Value
26.52% Mid Cap Blend
7.72% Specialty
9.35% Small Cap Blend
22.25% Emerging Markets
20.50% Large Cap Blend

Top Ten Portfolio Holdings*

SPDR S&P 500 ETF Trust — **10.10%**
This unit investment trust consists of a portfolio representing all 500 stocks in the S&P 500 Index.

SPDR S&P Mid Cap 400 Index — **8.97%**
The Fund seeks daily investment results, before fees and expenses, which correspond to the inverse of the daily performance of the S&P 500 index.

Vanguard Emerging Markets ETF — **6.33%**
This Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.

iShares Russell Midcap Index Fund — **5.58%**
This Fund seeks investment results that correspond with the Russell Mid-Cap Growth Index, an index of the 800 smallest companies in the Russell 1000 Index.

SPDR Dow Jones Industrial Average ETF Trust — **4.97%**
This Fund seeks to provide investment results that, before expenses, generally correspond to the price and yield performance of the Dow Jones Industrial Average.

iShares S&P Mid Cap 400 ETF Trust — **4.94%**
The Fund seeks daily investment results, before fees and expenses, which correspond to the inverse of the daily performance of the S&P 500 index.

iShares Russell 2000 Index Fund — **4.85%**
This Fund seeks investment results that correspond with the small-capitalization sector of the U.S. equity market.

Vanguard Small Cap ETF — **4.50%**
This Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.

Barclays ETN+Long C Leveraged ETN Linked to S&P 500 — **4.33%**
This is an exchange-traded note that provides investors with a cash payment at the scheduled maturity or optional redemption based on a leveraged participation in the S&P 500 TR Index.

Vanguard Mid Cap ETF — **4.06%**
This Fund seeks to track the performance of the MSCI US Mid-Cap 450 Index, an index of stocks of medium-size U.S. companies.

AdvisorOne Funds Annual Report Select Appreciation Fund - Performance Update

Annualized Total Returns as of April 30, 2010

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class N Shares[1]	N/A	N/A	N/A	13.14%	10/1/09

[1]Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Select Appreciation Fund (assuming reinvestment of all dividends and distributions) versus the Select Appreciation Fund's benchmark index.

$12,000
$10,000
$8,000
10/1/09
10/31/09
1/10
4/10
$11,652
$11,314
Select Appreciation Fund (Class N)
S&P 500 index

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes a shareholder would pay on Fund distributions or redemptions of Fund shares. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund's total annual operating expenses, including underlying fund expenses, for the Select Appreciation Fund is 2.37%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

"S&P 500 Index," a registered trademark of McGraw-Hill Co., Inc., is a market capitalization weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

AdvisorOne Funds Annual Report
Reservoir Fund - Portfolio Summary

Portfolio Commentary

Reservoir Fund's Class N Shares returned a loss 0.5 percent for the 12 months ending April 30, 2010. Over the same period of time, the fund's performance benchmark (Citigroup 1-Month Treasury Bill) gained 0.08 percent.

The fund is designed to provide higher returns than cash for very modest increases in interest rate risk. With short-term rates virtually at zero, this investment objective has become increasingly difficult. Looking forward, the potential of increasing interest rates is expected to improve the ability of the fund to add value.

Portfolio Composition*

1.24% Other / Cash Equivalents
48.11% U.S. Gov't and Agency Obligations
50.65% Money Market Funds

Top Portfolio Holdings*

Goldman Sachs Prime Obligation Fund	**50.65%**
This Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements.	
U.S. Government and Agency Obligations	**48.11%**

**Based on total net asset value as of April 30, 2010. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund's risk because each investment has a greater effect on the Fund's performance.*

You cannot invest directly in an index or benchmark.

AdvisorOne Funds Annual Report   Reservoir Fund - Performance Update

Annualized Total Returns as of April 30, 2010

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Investor Class Shares[1]	N/A	N/A	N/A	-0.70%	5/29/09
Class N Shares[2]	N/A	N/A	N/A	-0.50%	5/29/09

[1] Investor Class Shares are not subject to an initial sales charge or a CDSC.
[2] Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Reservoir Fund (assuming reinvestment of all dividends and distributions) versus the Reservoir Fund's benchmark index.

$10,500
$10,000
$9,500
5/09
7/09
10/09
1/10
4/10
$10,008
$9,950
$9,930
Reservoir Fund (Class N)
Reservoir Fund (Investor Class)
Citigroup 1-Month Treasury Bill

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes a shareholder would pay on Fund distributions or redemptions of Fund shares. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund's total annual operating expenses, including underlying fund expenses, for the Reservoir Fund Class N and Investor Class are 1.07% and 1.27%, respectively. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

The Citigroup 1-Month T-Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Investors cannot invest directly in an index or benchmark.

AdvisorOne Funds Annual Report
Shelter Fund - Portfolio Summary

Portfolio Commentary

Shelter returned 4.4 percent since its inception on December 30, 2009. Over that same period of time, the fund's performance benchmark (80 percent of the return of the S&P 500 and 20 percent of the return of the Barclays Capital 1-5 Year Government Credit Index) returned 5.6 percent.

The Shelter fund is designed to reposition its portfolio from equities to zero coupon bonds ("ZCB's") in an attempt to protect principal as needed. Two of the main determinants in this process are the level of interest rates and the degree of volatility present in the market.

In January and February of 2010, the fund had three signaled moves. Given the fragility of the economy, the three signals moved assets out of the market. More specifically, the first move to ZCB's was on January 25, where we put 8 percent of the portfolio into ZCB's and 92 percent remained invested in the equity market. The second move into ZCB's came just a few days later (January 29), as an additional 4 percent went into ZCB's, bringing the total to 12 percent in ZCB's and 88 percent invested in equities. The third move out of the market came on February 5, as an additional 12 percent went into ZCB's, bringing the "protected" assets to 24 percent of the fund. Over the time period of these moves, Greece issues brought some volatility to the market as we saw the S&P 500 sell off about 5 percent between January 19 and 22, another 2 percent between January 27 and 29, and another 4 percent between February 2 and February 8. Over this time frame – January 19 through February 8 – the S&P 500 was off 8.02 percent, while the Shelter fund was off 6.70 percent.

The equity allocation in the fund is consistent with the fund's need for broad-based highly liquid exchange traded funds, which are required to support the fund's ability to move into and out of ZCB's. The fund's allocation is also consistent with the fund manager, CLS Investments, LLC's, overall asset allocation views. As such, the fund is overweight growth relative to value. International equities exposure is centered on emerging market countries with little direct exposure to developed European countries. U.S. equity exposure is broadly-diversified across all sectors and market capitalization ranges.

**Based on total net asset value as of April 30, 2010. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund's risk because each investment has a greater effect on the Fund's performance.*

You cannot invest directly in an index or benchmark.

Portfolio Composition*

9.50% Other/Cash Equivalents
3.02% Bond Funds
3.72% International Equity
4.58% Small Cap Blend
4.71% Large Cap Value
4.82% Mid Cap Growth
7.31% Money Market Funds
8.95% Mid Cap Blend
25.18% Large Cap Blend
15.45% Large Cap Growth
12.67% Emerging Markets

Top Ten Portfolio Holdings*

iShares S&P 500 Index Fund	**15.21%**
This Fund seeks investment results that correspond with the performance of the large-capitalization sector of the U.S. equity market.	
SPDR S&P 500 ETF Trust	**9.15%**
This unit investment trust consists of a portfolio representing all 500 stocks in the S&P 500 Index.	
iShares MSCI Emerging Markets ETF	**8.31%**
This Fund seeks investment results that correspond with the global emerging markets.	
Vanguard Mid Cap ETF	**8.23%**
This Fund seeks to track the performance of the MSCI US Mid-Cap 450 Index, an index of stocks of medium-size U.S. companies.	
Vanguard Growth ETF	**7.35%**
This Fund is an exchange-traded share class of Vanguard Growth Index Fund, which is designed to track the performance of the MSCI US Prime Market Growth Index.	
iShares Russell 1000 Growth Index Fund	**7.33%**
This Fund seeks investment results that correspond with the large-capitalization growth sector of the U.S. equity market.	
Vanguard Emerging Markets ETF	**4.36%**
This Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.	
United States Treasury Strip, 0.555%, due 8/15/11	**3.99%**
iShares MSCI EAFE Index Fund	**3.72%**
This Fund seeks investment results that correspond with the MSCI EAFE Index, an index that measures performance of Europe, Australia, and the Far East.	
iShares Barclays 1-3 Year Treasury Bond Fund	**3.02%**
This Fund seeks to approximate the total rate of return that correspond generally to the price and yield performance of the short-term sector of the United States Treasury market.

AdvisorOne Funds Annual Report Shelter Fund - Performance Update

Annualized Total Returns as of April 30, 2010

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class N Shares[1]	N/A	N/A	N/A	4.40%	12/30/09

[1] Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Shelter Fund (assuming reinvestment of all dividends and distributions) versus the Shelter Fund's benchmark index.

$11,000
$10,000
$9,000
$10,598
$10,440
$10,176
12/09
1/09
4/10
Shelter Fund (Class N)
S&P 500 index
BarCap Govt/Credit 1-5 Yr TR USD

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund's total annual operating expenses, including underlying fund expenses, for the Shelter Fund is 1.70%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

"S&P 500 Index", a registered trademark of McGraw-Hill Co., Inc., is a market capitalization weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark. The BarCap 1-5 Year Government Credit Index measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. Investors cannot invest directly in an index or benchmark.

AdvisorOne Funds Annual Report

Schedule of Investments - Amerigo Fund
April 30, 2010
	Shares	Value
Common Stocks - 0.69%
Diversified Companies - 0.69%
Berkshire Hathaway, Inc. - Class B*	50,000	$ 3,850,000
Total Common Stocks (cost $2,889,348)		3,850,000

Equity Funds - 98.05%
Emerging Markets - 17.27%
iShares MSCI Brazil Index Fund	200,000	14,460,000
iShares MSCI Emerging Markets Index Fund	590,000	24,809,500
iShares MSCI Taiwan Index Fund	75,000	952,500
iShares S&P Asia 50 Index Fund	50,000	2,031,500
iShares S&P Latin America 40 Index Fund	590,000	28,249,200
SPDR S&P BRIC 40 ETF	160,000	3,990,720
SPDR S&P China ETF	50,000	3,561,500
SPDR S&P Emerging Asia Pacific ETF	80,000	6,059,200
Vanguard Emerging Markets ETF	300,000	12,618,000
		96,732,120
International Equity - 4.17%
iShares MSCI Canada Index Fund	385,000	10,895,500
iShares MSCI Hong Kong Index Fund	75,000	1,176,750
iShares MSCI Pacific ex-Japan Index Fund	130,000	5,492,500
Vanguard FTSE All-World ex-US ETF	95,000	4,147,700
Vanguard Pacific ETF	30,000	1,619,400
		23,331,850
Large Cap Blend - 24.70%
iShares S&P 500 Index Fund	440,000	52,465,600
SPDR S&P 500 ETF Trust	460,000	54,675,600
Vanguard Dividend Appreciation ETF	55,000	2,743,950
Vanguard Large Cap ETF	300,000	16,251,000
Vanguard Total Stock Market ETF	200,000	12,174,000
		138,310,150

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Amerigo Fund (Continued)
April 30, 2010
	Shares	Value
Large Cap Growth - 16.65%
iShares Russell 1000 Growth Index Fund	875,000	$ 45,946,250
Powershares QQQ	960,000	47,270,400
		93,216,650
Large Cap Value - 4.25%
iShares Russell 1000 Value Index Fund	55,000	3,446,300
SPDR Dow Jones Industrial Average ETF Trust	150,000	16,515,000
Vanguard Value ETF	75,000	3,852,750
		23,814,050
Mid Cap Blend - 15.12%
iShares Russell Midcap Index Fund	270,000	25,023,600
iShares S&P MidCap 400 Index Fund	50,000	4,107,500
SPDR S&P MidCap 400 ETF Trust	50,000	7,456,500
Vanguard Extended Market ETF	270,000	13,305,600
Vanguard Mid-Cap ETF	515,000	34,752,200
		84,645,400
Mid Cap Growth - 5.28%
iShares Russell Midcap Growth Index Fund	590,000	29,588,500

Small Cap Blend - 6.66%
iShares Russell 2000 Index Fund	270,000	19,326,600
Vanguard Small Cap ETF	270,000	17,957,700
		37,284,300
Specialty - 3.95%
SPDR Energy Select Sector Fund	50,000	2,995,500
SPDR Industrial Select Sector Fund	100,000	3,263,000
SPDR KBW Capital Markets ETF	40,000	1,534,800
SPDR S&P Biotech ETF	90,000	5,431,500
SPDR Technology Select Sector Fund	380,000	8,907,200
		22,132,000

Total Equity Funds (cost $494,122,876)		549,055,020

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Amerigo Fund (Continued)
April 30, 2010
	Shares	Value
Money Market Funds - 0.94%
Goldman Sachs Prime Obligation Fund	5,275,680	$ 5,275,680
Total Money Market Funds (cost $5,275,680)		5,275,680

Total Investments (cost $502,287,904) - 99.68%		$ 558,180,700
Assets In Excess of Other Liabilities - 0.32%		1,776,130
NET ASSETS - 100.00%		$ 559,956,830

*Non-income producing security.

BRIC - Brazil, Russia, India, China
DB - Deutsche Bank
DJ - Dow Jones
EAFE - Europe, Australasia, Far East
ETF - Exchange Traded Fund
ETN - Exchange Traded Note
FTSE - Financial Times Stock Exchange
GSCI - Goldman Sachs Commodity Index
KBW - Keefe, Bruyette & Woods
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poors' Depositary Receipts

At April 30, 2010, net unrealized appreciation on investment securities, for federal income tax purposes, was as follows:
Aggregate gross unrealized appreciation for all investments
for which there was an excess of value over cost:		$ 60,217,248
Aggregate gross unrealized depreciation for all investments
for which there was an excess of cost over value:		(4,324,452)
Net unrealized appreciation:		$ 55,892,796

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Clermont Fund
April 30, 2010
	Shares	Value
Common Stocks - 0.91%
Diversified Companies - 0.91%
Berkshire Hathaway, Inc. - Class A*	10	$ 1,153,250
Berkshire Hathaway, Inc. - Class B*	10,500	808,500
Total Common Stocks (cost $2,047,658)		1,961,750

Bond Funds - 42.42%
iShares 10+ Year Credit Bond Fund	3,000	156,330
iShares Barclays 1-3 Year Credit Bond Fund	3,000	313,260
iShares Barclays 3-7 Year Treasury Bond Fund	2,000	223,960
iShares Barclays 7-10 Year Treasury Bond Fund	2,000	181,440
iShares Barclays Aggregate Bond Fund	45,000	4,722,300
iShares Barclays Credit Bond Fund	247,000	25,604,020
iShares Barclays Intermediate Credit Bond Fund	9,000	944,595
iShares iBoxx $ High Yield Corporate Bond Fund	143,000	12,784,200
iShares iBoxx $ Investment Grade Corporate Bond Fund	147,000	15,774,570
PIMCO Enhanced Short Maturity Strategy Fund	3,000	301,017
SPDR Barclays Capital Aggregate Bond ETF	3,000	166,680
SPDR Barclays Capital High Yield Bond ETF	189,000	7,595,910
SPDR Barclays Capital Intermediate Term Credit Bond ETF	18,000	585,810
SPDR Barclays Capital Long Term Credit Bond ETF	3,000	109,683
SPDR Barclays Capital Short Term Corporate Bond ETF	3,000	90,294
Vanguard Intermediate Term Bond ETF	5,000	405,750
Vanguard Intermediate-Term Corporate Bond ETF	18,000	1,389,960
Vanguard Long-Term Corporate Bond ETF	3,000	228,180
Vanguard Short Term Bond ETF	70,000	5,614,000
Vanguard Short-Term Corporate Bond ETF	3,000	229,500
Vanguard Total Bond Market ETF	175,000	13,968,500
Total Bond Funds (cost $87,093,358)		91,389,959

Equity Funds - 46.04%
Emerging Markets - 6.49%
iShares MSCI Emerging Markets Index Fund	70,000	2,943,500
iShares S&P Asia 50 Index Fund	10,000	406,300
iShares S&P Latin America 40 Index Fund	70,000	3,351,600
SPDR S&P Emerging Asia Pacific ETF	10,000	757,400
Vanguard Emerging Markets ETF	155,000	6,519,300
		13,978,100

Global Equity - 0.31%
Vanguard Total World Stock Index Fund ETF	15,000	664,799

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Clermont Fund (Continued)
April 30, 2010
	Shares	Value
International Equity - 2.28%
iShares MSCI Canada Index Fund	20,000	$ 566,000
iShares MSCI Hong Kong Index Fund	30,000	470,700
Vanguard FTSE All-World ex-US ETF	70,000	3,056,200
Vanguard Pacific ETF	15,000	809,700
		4,902,600

Large Cap Blend - 19.14%
iShares S&P 500 Index Fund	91,000	10,850,840
Rydex Russell Top 50 ETF	10,000	869,100
SPDR S&P 500 ETF Trust	131,000	15,570,660
Vanguard Dividend Appreciation ETF	40,000	1,995,600
Vanguard Large-Cap ETF	84,000	4,550,280
Vanguard Mega Cap 300 ETF	16,000	651,840
Vanguard Total Stock Market ETF	111,000	6,756,570
		41,244,890
Large Cap Growth - 4.80%
iShares Russell 1000 Growth Index Fund	80,000	4,200,800
iShares S&P 500 Growth Index Fund	200	12,146
Powershares QQQ	110,000	5,416,400
Vanguard Mega Cap 300 Growth ETF	16,000	705,600
		10,334,946
Large Cap Value - 3.26%
iShares S&P 500 Value Index Fund	200	11,512
SPDR Dow Jones Industrial Average ETF Trust	39,200	4,315,920
Vanguard Mega Cap 300 Value ETF	16,000	598,080
Vanguard Value ETF	41,000	2,106,170
		7,031,682
Mid Cap Blend - 6.09%
iShares Russell Midcap Index Fund	26,000	2,409,680
iShares S&P MidCap 400 Index Fund	12,000	985,800
SPDR S&P MidCap 400 ETF Trust	12,000	1,789,560
Vanguard Extended Market ETF	68,000	3,351,040
Vanguard Mid-Cap ETF	68,000	4,588,640
		13,124,720

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Clermont Fund (Continued)
April 30, 2010
	Shares	Value
Small Cap Blend - 2.37%
iShares Russell 2000 Index Fund	37,000	$ 2,648,460
Vanguard Small Cap ETF	37,000	2,460,870
		5,109,330
Speciality - 1.30%
SPDR KBW Bank ETF	15,000	414,900
SPDR S&P Biotech Sector Fund	15,000	905,250
SPDR Technology Select Sector Fund	63,000	1,476,720
		2,796,870

Total Equity Funds (cost $85,821,577)		99,187,937

	Principal ($)	Value
Corporate Bonds - 7.51%
Agilent Technologies, Inc., 6.50%, due 11/1/17	$ 1,475,000	1,613,768
Alcoa, Inc. 5.87%, due 2/23/22	1,762,000	1,691,132
Alcoa, Inc. 6.00%, due 1/15/12	1,915,000	2,024,864
Bunge, Ltd. Financial 8.50%, due 6/15/19	779,000	925,904
Chevron Phillips Chemical 144A, 8.25%, due 6/15/19 **	1,120,000	1,437,688
Enogex LLC, 6.25%, 3/15/20 **	2,180,000	2,347,467
Freeport-McMoRan Copper & Gold, Inc. 8.375%, due 4/1/17	1,350,000	1,513,269
Mutual of Omaha Insurance Co., 6.80%, due 6/15/36 **	2,000,000	1,867,480
Sunoco, Inc. 4.875%, due 10/15/14	644,000	662,109
Timken Co., 6.00%, due 9/15/14	700,000	752,878
Westar Energy, Inc. 6.00%, due 7/1/14	1,207,000	1,340,434
Total Corporate Bonds (cost $14,360,783)		16,176,993

U.S. Government and Agency Obligations - 0.84%
United States Treasury Note, 0.875%, due 5/31/2011	300,000	301,254
United States Treasury Note, 1.00%, due 9/30/2011	300,000	301,406
United States Treasury Note, 1.00%, due 10/31/2011	300,000	301,301
United States Treasury Note, 0.75%, due 11/30/2011	300,000	300,000
United States Treasury Note, 0.875%, due 1/31/2012	300,000	300,176
United States Treasury Note, 0.875%, due 2/29/2012	300,000	299,941
Total U.S. Government and Agency Obligations (cost $1,804,753)		1,804,078

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Clermont Fund (Continued)
April 30, 2010
	Shares	Value
Money Market Funds - 1.98%
Goldman Sachs Prime Obligation Fund	4,260,328	$ 4,260,328
Total Money Market Funds (cost $4,260,328)		4,260,328

Total Investments (cost $195,388,457) - 99.70%		$ 214,781,045
Assets In Excess of Other Liabilities - 0.30%		638,380
NET ASSETS - 100.00%		$ 215,419,425

* Non-income producing security.
** 144A security.

BRIC - Brazil, Russia, India, China
DB - Deutsche Bank
DJ - Dow Jones
EAFE - Europe, Australasia, Far East
ETF - Exchange Traded Fund
ETN - Exchange Traded Note
FTSE - Financial Times Stock Exchange
GSCI - Goldman Sachs Commodity Index
KBW - Keefe, Bruyette & Woods
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poors' Depositary Receipts

At April 30, 2010, net unrealized appreciation on investment securities, for federal income tax purposes, was as follows:
Aggregate gross unrealized appreciation for all investments
for which there was an excess of value over cost:		$ 20,160,578
Aggregate gross unrealized depreciation for all investments
for which there was an excess of cost over value:		(767,990)
Net unrealized appreciation:		$ 19,392,588

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Select Allocation Fund
April 30, 2010
	Shares	Value
Common Stocks - 0.88%
Diversified Companies - 0.88%
Berkshire Hathaway, Inc. - Class B*	21,500	$ 1,655,500
Total Common Stocks (cost $1,263,423)		1,655,500

Bond Funds - 14.77%
iShares Barclays Credit Bond Fund	68,000	7,048,880
iShares Barclays Intermediate Credit Bond Fund	5,000	524,775
iShares iBoxx $ High Yield Corporate Bond Fund	89,000	7,956,600
iShares iBoxx $ Investment Grade Corporate Bond Fund	41,000	4,399,710
SPDR Barclays Capital High Yield Bond ETF	166,000	6,671,540
SPDR Barclays Capital Intermediate Term Credit Bond ETF	5,000	162,725
Vanguard Intermediate-Term Corporate Bond ETF	5,000	386,100
Vanguard Short Term Bond ETF	5,000	401,000
Vanguard Total Bond Market ETF	5,000	399,100
Total Bond Funds (cost $25,403,995)		27,950,430

Equity Funds - 73.04%
Commodity Funds - 3.68%
iShares S&P GSCI Commodity Indexed Trust*	15,000	482,100
PowerShares DB Agriculture Fund*	15,000	373,500
PowerShares DB Base Metals Fund*	60,000	1,290,000
PowerShares DB Commodity Index Tracking Fund*	15,000	366,600
PowerShares DB Gold Fund*	50,000	2,103,000
PowerShares DB Precious Metals Fund*	50,000	2,025,500
PowerShares DB Silver Fund*	10,000	331,100
		6,971,800
Emerging Markets - 20.79%
iShares FTSE/Xinhua China 25 Index Fund	50,000	2,041,000
iShares MSCI Brazil Index Fund	34,000	2,458,200
iShares MSCI Emerging Markets Index Fund	190,000	7,989,500
iShares S&P Asia 50 Index Fund	34,000	1,381,420
iShares S&P Latin America 40 Index Fund	190,000	9,097,200
SPDR S&P BRIC 40 ETF	95,000	2,369,490
SPDR S&P China ETF	50,000	3,561,500
SPDR S&P Emerging Asia Pacific ETF	34,000	2,575,160
SPDR S&P Emerging Small Cap ETF	10,000	496,900
Vanguard Emerging Markets ETF	175,000	7,360,500
		39,330,870
International Equity - 5.03%
iShares MSCI Canada Index Fund	103,000	2,914,900
iShares MSCI Australia Index Fund	42,000	985,740
iShares MSCI Hong Kong Index Fund	20,000	313,800
iShares MSCI Pacific ex-Japan Index Fund	100,000	4,225,000
Vanguard Pacific ETF	20,000	1,079,600
		9,519,040

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Select Allocation Fund (Continued)
April 30, 2010
	Shares	Value
Large Cap Blend - 15.64%
iShares S&P 500 Index Fund	74,000	$ 8,823,760
SPDR S&P 500 ETF Trust	80,000	9,508,800
Vanguard Large-Cap ETF	99,000	5,362,830
Vanguard Total Stock Market ETF	97,000	5,904,390
		29,599,780
Large Cap Growth - 5.64%
iShares Russell 1000 Growth Index Fund	70,000	3,675,700
PowerShares QQQ	70,000	3,446,800
Vanguard Growth ETF	63,000	3,552,545
		10,675,045
Large Cap Value - 2.43%
SPDR Dow Jones Industrial Average ETF Trust	24,000	2,642,400
Vanguard Value ETF	38,000	1,952,060
		4,594,460
Mid Cap Blend - 7.99%
iShares Russell Midcap Index Fund	20,000	1,853,600
iShares S&P MidCap 400 Index Fund	20,000	1,643,000
SPDR S&P MidCap 400 ETF Trust	20,000	2,982,600
Vanguard Extended Market ETF	74,000	3,646,720
Vanguard Mid-Cap ETF	74,000	4,993,520
		15,119,440
Small Cap Blend - 2.92%
iShares Russell 2000 Index Fund	40,000	2,863,200
Vanguard Small Cap ETF	40,000	2,660,400
		5,523,600
Speciality - 8.92%
iShares Dow Jones US Broker Dealers Index Fund	10,000	293,100
iShares S&P Global Energy Sector Index Fund	35,000	1,254,400
iShares S&P Global Industrials Sector Index Fund	36,000	1,780,560
iShares S&P Global Materials Sector Index Fund	30,000	1,855,797
Market Vectors Coal ETF	40,000	1,494,400
Market Vectors Gold Miners ETF	20,000	1,010,600
SPDR Consumer Staples Select Sector Fund	50,000	1,381,500
SPDR Industrial Select Sector Fund	22,000	717,860
SPDR KBW Capital Markets ETF	20,000	767,400
SPDR Materials Select Sector Fund	40,000	1,360,400
SPDR S&P Biotech ETF	55,000	3,319,250
SPDR Technology Select Sector Fund	70,000	1,640,800
		16,876,067
Total Equity Funds (cost $125,447,650)		138,210,102

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Select Allocation Fund (Continued)
April 30, 2010
	Principal ($)	Value
Corporate Bonds - 9.81%
Agilent Technologies, Inc. 6.50%, due 11/1/17	$ 1,160,000	$ 1,269,133
Alcoa, Inc., 5.87%, due 2/23/22	1,719,000	1,649,862
Alcoa, Inc., 6.00%, due 1/15/12	1,779,000	1,881,061
Alcoa, Inc., 6.75%, due 7/15/18	743,000	787,610
Bunge, Ltd. Financial 8.50%, due 6/15/19	712,000	846,269
Chevron Phillips Chemical 144A, 8.25%, due 6/15/19 **	1,112,000	1,427,419
Corning, Inc., 7.25%, due 8/15/36	785,000	854,465
Enogex LLC, 6.25%, due 3/15/20 **	1,450,000	1,561,388
Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 4/1/17	2,480,000	2,779,931
Mutual of Omaha Insurance Co., 6.80%, due 6/15/36 **	1,615,000	1,507,990
Nordstrom, Inc. 7.00%, due 1/15/38	1,802,000	2,122,846
Sunoco, Inc. 4.875%, due 10/15/14	623,000	640,519
United States Steel Corp., 7.375%, due 4/1/20	1,200,000	1,224,000
Total Corporate Bonds (cost $15,958,077)		18,552,493

U.S. Government and Agency Obligations - 0.32%
United States Treasury Note, 1.00%, due 10/31/2011	200,000	200,867
United States Treasury Note, 0.75%, due 11/30/2011	200,000	200,000
United States Treasury Note, 0.375%, due 2/29/2012	200,000	199,962
Total U.S. Government and Agency Obligations (cost $600,772)		600,829

	Shares	Value
Money Market Funds - 0.58%
Goldman Sachs Prime Obligation Fund	1,090,867	1,090,867
Total Money Market Funds (cost $1,090,867)		1,090,867

Total Investments (cost $169,764,784) - 99.40%		$ 188,060,221
Assets In Excess of Other Liabilities - 0.60%		1,162,583
NET ASSETS - 100.00%		$ 189,222,804

*Non-income producing security.
** 144A security.

BRIC - Brazil, Russia, India, China
DB - Deutsche Bank
DJ - Dow Jones
EAFE - Europe, Australasia, Far East
ETF - Exchange Traded Fund
ETN - Exchange Traded Note
FTSE - Financial Times Stock Exchange
GSCI - Goldman Sachs Commodity Index
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poors' Depositary Receipts
KBW - Keefe, Bruyette & Woods

At April 30, 2010, net unrealized appreciation on investment securities, for book purposes, was as follows:
Aggregate gross unrealized appreciation for all investments
for which there was an excess of value over cost:		$ 19,719,368
Aggregate gross unrealized depreciation for all investments
for which there was an excess of cost over value:		(1,423,931)
Net unrealized appreciation:		$ 18,295,437

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Descartes Fund
April 30, 2010
	Shares	Value
Common Stocks - 2.14%
Diversified Companies - 2.14%
Berkshire Hathaway, Inc. - Class A*	15	$ 1,729,875
Berkshire Hathaway, Inc. - Class B*	21,000	1,617,000
Total Common Stocks (cost $3,428,300)		3,346,875

Bond Funds - 6.58%
iShares iBoxx $ High Yield Corporate Bond Fund	27,500	2,458,500
iShares iBoxx Investment Grade Corporate Bond Fund	51,000	5,472,810
SPDR Barclays Capital High Yield Bond ETF	59,000	2,371,210
Total Bond Funds (cost $9,551,972)		10,302,520

Equity Funds - 89.82%
Commodity Funds - 2.00%
iPath Dow Jones-UBS Commodity Index Total Return ETN*	16,000	649,920
PowerShares DB Agriculture Fund*	76,000	1,892,400
PowerShares DB Commodity Index Tracking Fund*	24,000	586,560
		3,128,880
Emerging Markets - 9.76%
iShares FTSE/Xinhua China 25 Index Fund
iShares MSCI All Country Asia ex Japan Index Fund	19,500	1,110,525
iShares MSCI Emerging Markets Index Fund	97,000	4,078,850
iShares MSCI Emerging Markets Infrastructure Index Fund	1,000	31,070
iShares MSCI Taiwan Index Fund	188,000	2,387,600
iShares S&P Latin America 40 Index Fund	90,500	4,333,140
SPDR S&P Emerging Asia Pacific ETF	19,500	1,476,930
SPDR S&P Emerging Europe ETF	2,000	90,800
Vanguard Emerging Markets ETF	42,000	1,766,520
		15,275,435
International Equity - 3.83%
iShares MSCI Australia Index Fund	50,000	1,173,500
iShares MSCI Canada Index Fund	45,500	1,287,650
iShares MSCI EAFE Index Fund	2,000	108,860
iShares MSCI Hong Kong Index Fund	161,000	2,526,090
iShares MSCI Singapore Index Fund	74,000	890,960
		5,987,060
Large Cap Blend - 8.26%
iShares Morningstar Large Core Index Fund	35,000	2,387,434
iShares S&P 500 Index Fund	30,000	3,577,200
Rydex Russell Top 50 ETF	30,500	2,650,755
SPDR S&P 500 ETF Trust	20,800	2,472,288
Vanguard Mega Cap 300 ETF	45,000	1,833,300
		12,920,977
Large Cap Growth - 12.92%
iShares Morningstar Large Growth Index Fund	3,000	182,444
iShares Russell 1000 Growth Index Fund	260,800	13,694,608
iShares Russell 3000 Growth Index Fund	46,000	1,972,940
Vanguard Mega Cap 300 Growth ETF	99,000	4,365,900
		20,215,892

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Descartes Fund (Continued)
April 30, 2010
	Shares	Value
Large Cap Value - 4.43%
iShares Russell 1000 Value Index Fund	51,000	$ 3,195,660
iShares S&P 500 Value Index Fund	46,000	2,647,760
Vanguard Mega Cap 300 Value ETF	29,000	1,084,020
		6,927,440
Mid Cap Blend - 3.90%
iShares Morningstar Mid Core Index Fund	46,000	3,512,100
iShares Russell Midcap Index Fund	28,000	2,595,040
		6,107,140
Mid Cap Growth - 5.86%
iShares Russell Midcap Growth Index Fund	183,000	9,177,450

Small Cap Blend - 2.26%
iShares Russell 2000 Index Fund	49,500	3,543,210

Small Cap Growth - 8.66%
iShares Morningstar Small Growth Index Fund	10,000	729,300
iShares Russell 2000 Growth Index Fund	114,000	8,706,180
Vanguard Small-Cap Growth ETF	60,000	4,111,800
		13,547,280
Speciality - 27.94%
iShares DJ U.S. Insurance Index Fund	53,000	1,617,030
iShares Dow Jones US Basic Materials Sector Index Fund	68,500	4,386,055
iShares Dow Jones US Healthcare Sector Index Fund	29,000	1,863,250
iShares S&P Global Energy Sector Index Fund	236,500	8,476,160
iShares S&P Global Technology Sector Index Fund	138,000	8,115,780
iShares S&P North American Technology-Software Index Fund*	70,000	3,446,100
iShares S&P US Preferred Stock Index Fund	22,000	847,660
PowerShares DB US Dollar Index Bullish Fund*	126,000	3,017,700
PowerShares Water Resources Portfolio	34,000	614,040
Rydex S&P Equal Weight Technology ETF	7,000	338,940
SPDR Consumer Discretionary Select Sector Fund	31,000	1,079,730
SPDR Energy Select Sector Fund	59,000	3,534,690
SPDR Technology Select Sector Fund	182,000	4,266,080
SPDR Utilities Select Sector Fund	70,000	2,132,900
		43,736,115

Total Equity Funds (cost $141,471,946)		140,566,879

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Descartes Fund (Continued)
April 30, 2010
	Shares	Value
Money Market Funds - 1.95%
Goldman Sachs Prime Obligation Fund	3,057,531	$ 3,057,531
Total Money Market Funds (cost $3,057,531)		3,057,531

Total Investments (cost $157,509,749) - 100.49%		$ 157,273,805
Liabilities In Excess of Other Assets - (0.49)%		(762,185)
NET ASSETS - 100.00%		$ 156,511,620

*Non-income producing security

BRIC - Brazil, Russia, India, China
DB - Deutsche Bank
DJ - Dow Jones
EAFE - Europe, Australasia, Far East
ETF - Exchange Traded Fund
ETN - Exchange Traded Note
FTSE - Financial Times Stock Exchange
GSCI - Goldman Sachs Commodity Index
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poors' Depositary Receipts
KBW - Keefe, Bruyette & Woods

At April 30, 2010, net unrealized appreciation on investment securities, for federal income tax purposes, was as follows:
Aggregate gross unrealized appreciation for all investments
for which there was an excess of value over cost:		$ 6,740,073
Aggregate gross unrealized depreciation for all investments
for which there was an excess of cost over value:		(6,989,518)
Net unrealized depreciation:		$ (249,445)

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Liahona Fund
April 30, 2010
	Shares	Value
Common Stocks - 0.23%
Diversified Companies - 0.23%
Berkshire Hathaway, Inc. - Class B*	5,000	$ 385,000
Total Common Stocks (cost $446,387)		385,000

Bond Funds - 25.91%
iShares Barclays 1-3 Year Credit Bond Fund	38,000	3,967,960
iShares Barclays 3-7 Year Credit Bond Fund	6,000	671,880
iShares Barclays Aggregate Bond Fund	26,000	2,728,440
iShares Barclays Credit Bond Fund	58,500	6,064,110
iShares Barclays Intermediate Credit Bond Fund	38,000	3,988,290
iShares iBoxx $ High Yield Corporate Bond Fund	88,500	7,911,900
iShares iBoxx $ Investment Grade Corporate Bond Fund	91,300	9,797,403
PIMCO 1-5 Year US TIPS Index Fund	8,000	415,840
SPDR Barclays Capital High Yield Bond ETF	157,000	6,309,830
SPDR Barclays Capital International Treasury Bond ETF	27,000	1,489,050
Total Bond Funds (cost $42,343,660)		43,344,703

Equity Funds - 70.63%
Commodity Funds - 0.46%
PowerShares DB Agriculture Fund*	31,000	771,900

Emerging Markets - 7.85%
iShares MSCI All Country Asia ex Japan Index Fund	19,000	1,082,050
iShares MSCI Brazil Index Fund	3,000	216,900
iShares MSCI Emerging Markets Index Fund	91,000	3,826,550
iShares MSCI Taiwan Index Fund	35,000	444,500
iShares S&P Emerging Markets Infrastructure Index Fund	3,000	93,210
iShares S&P Latin America 40 Index Fund	9,000	430,920
SPDR S&P Emerging Asia Pacific ETF	13,000	984,620
SPDR S&P Emerging Europe ETF	28,000	1,271,200
Vanguard Emerging Markets ETF	113,500	4,773,810
		13,123,760
International Equity - 1.57%
iShares MSCI Canada Index Fund	30,000	849,000
iShares MSCI Hong Kong Index Fund	75,000	1,176,750
iShares MSCI Japan Index Fund	57,000	592,230
		2,617,980
Large Cap Blend - 11.79%
iShares Morningstar Large Core Index Fund	5,000	341,062
iShares S&P 500 Index Fund	69,600	8,299,104
Rydex Russell Top 50 ETF	10,000	869,100
SPDR S&P 500 ETF Trust	68,500	8,141,910
Vanguard Mega Cap 300 ETF	51,000	2,077,740
		19,728,916

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Liahona Fund (Continued)
April 30, 2010
	Shares	Value
Large Cap Growth - 16.88%
iShares Morningstar Large Growth Index Fund	31,000	$ 1,885,253
iShares Russell 1000 Growth Index Fund	199,000	10,449,490
iShares Russell 3000 Growth Index Fund	72,000	3,088,080
iShares S&P 500 Growth Index Fund	99,000	6,012,270
Vanguard Growth ETF	72,000	4,060,051
Vanguard Mega Cap 300 Growth ETF	62,000	2,734,200
		28,229,344
Large Cap Value - 1.05%
iShares Russell 1000 Value Index Fund	15,500	971,230
Vanguard Mega Cap 300 Value ETF	21,000	784,980
		1,756,210
Mid Cap Blend - 1.30%
iShares Morningstar Mid Core Index Fund	3,000	229,050
iShares Russell Midcap Index Fund	21,000	1,946,280
		2,175,330
Mid Cap Growth - 4.86%
iShares Morningstar Mid Growth Index Fund	19,000	1,605,500
iShares Russell Midcap Growth Index Fund	130,000	6,519,500
		8,125,000
Small Cap Blend - 4.21%
iShares Russell 2000 Index Fund	98,500	7,050,630

Small Cap Growth - 7.32%
iShares Morningstar Small Growth Index Fund	6,000	437,580
iShares Russell 2000 Growth Index Fund	154,500	11,799,165
		12,236,745
Speciality - 13.34%
iPath S&P 500 VIX Short-Term Futures ETN*	15,000	317,700
iShares DJ U.S. Basic Materials Sector Index Fund	15,000	960,450
iShares DJ U.S. Insurance Index Fund	22,000	671,220
iShares Dow Jones US Healthcare Sector Index Fund	35,000	2,248,750
iShares S&P Global Energy Sector Index Fund	205,000	7,347,200
iShares S&P Global Technology Sector Index Fund	34,000	1,999,540
iShares S&P Global Utilities Sector Index Fund	16,000	720,800
iShares S&P North American Technology-Software Index Fund*	14,000	689,220
iShares S&P US Preferred Stock Index Fund	21,000	809,130
SPDR Consumer Discretionary Select Sector Fund	8,000	278,640
SPDR DJ Global Titans ETF	500	28,131
SPDR Energy Select Sector Fund	42,000	2,516,219
PowerShares DB US Dollar Index Bullish Fund*	64,000	1,532,800
SPDR Utilities Select Sector Fund	53,000	1,614,911
Vanguard Information Technology Index Fund	10,000	574,200
		22,308,911

Total Equity Funds (cost $112,382,675)		118,124,726

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Liahona Fund (Continued)
April 30, 2010
	Shares	Value
Money Market Funds - 3.60%
Goldman Sachs Prime Obligation Fund	6,024,823	$ 6,024,823
Total Money Market Funds (cost $6,024,823)		6,024,823

Total Investments (cost $161,197,545) - 100.37%		$ 167,879,252
Liabilities In Excess of Other Assets - (0.37)%		(596,890)
NET ASSETS - 100.00%		$ 167,282,362

*Non-income producing security.

BRIC - Brazil, Russia, India, China
DB - Deutsche Bank
DJ - Dow Jones
EAFE - Europe, Australasia, Far East
ETF - Exchange Traded Fund
ETN - Exchange Traded Note
FTSE - Financial Times Stock Exchange
GSCI - Goldman Sachs Commodity Index
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poors' Depositary Receipts
KBW - Keefe, Bruyette & Woods

At April 30, 2010, net unrealized appreciation on investment securities, for federal income tax purposes, was as follows:
Aggregate gross unrealized appreciation for all investments
for which there was an excess of value over cost:		$ 8,825,055
Aggregate gross unrealized depreciation for all investments
for which there was an excess of cost over value:		(2,143,348)
Net unrealized appreciation:		$ 6,681,707

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Enhanced Income Fund
April 30, 2010
	Shares	Value
Bond Funds - 18.71%
iShares Barclays TIPS Bond Fund	14,500	$ 1,537,870
iShares iBoxx $ High Yield Corporate Bond Fund	94,000	8,403,600
Total Bond Funds (cost $9,722,348)		9,941,470

Equity Funds - 79.60%
Emerging Markets - 5.94%
iShares MSCI Emerging Markets Index Fund	75,000	3,153,750

Large Cap Blend - 33.78%
SPDR S&P 500 ETF Trust	151,000	17,947,860

Mid Cap Blend - 5.84%
SPDR Mid Cap 400 ETF Trust	20,800	3,101,904

Small Cap Blend - 7.41%
iShares Russell 2000 Index Fund	55,000	3,936,900

Speciality - 26.63%
ProShares Short S&P 500*	249,000	12,103,890
SPDR Energy Select Sector Fund	9,000	539,190
SPDR S&P Biotech ETF	8,000	482,800
SPDR S&P Metals & Mining ETF	9,500	529,720
SPDR Semiconductor Holders Trust	17,000	492,150
		14,147,750

Total Equity Funds (cost $41,072,791)		42,288,164

Money Market Funds - 1.91%
Goldman Sachs Prime Obligation Fund	1,012,569	1,012,569
Total Money Market Funds (cost $1,012,569)		1,012,569

Total Investments (cost $51,807,708) - 100.22%		$ 53,242,203
Liabilities In Excess of Other Assets - (0.22)%		(118,067)
NET ASSETS - 100.00%		$ 53,124,136

*Non-income producing security.

BRIC - Brazil, Russia, India, China
DB - Deutsche Bank
DJ - Dow Jones
EAFE - Europe, Australasia, Far East
ETF - Exchange Traded Fund
ETN - Exchange Traded Note
FTSE - Financial Times Stock Exchange
GSCI - Goldman Sachs Commodity Index
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poors' Depositary Receipts
KBW - Keefe, Bruyette & Woods

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Enhanced Income Fund (Continued)
April 30, 2010
	Contracts**	Value
Schedule of Call Options Written
iShares iBoxx $ High Yield Corporate Bond Fund Call	500	$ 5,000
May 2010, Exercise Price $90
iShares MSCI Emerging Markets Index Fund Call	600	5,400
May 2010, Exercise Price $46
iShares Russell 2000 Index Fund Call	400	5,200
May 2010, Exercise Price $77
SPDR S&P Biotech ETF Call	1	5
May 2010, Exercise Price $64
SPDR S&P 500 ETF Trust Call	1,000	7,000
May 2010, Exercise Price $127
SPDR S&P 500 ETF Trust Call	400	1,200
May 2010, Exercise Price $129
ProShares Short S&P 500 Call	65	650
May 2010, Exercise Price $55
ProShares Short S&P 500 Call	815	8,150
May 2010, Exercise Price $54
SPDR Energy Select Sector Fund Call	60	1,500
May 2010, Exercise Price $64
SPDR Mid Cap 400 ETF Call	150	8,250
June 2010, Exercise Price $161

Total Call Options Written (Proceeds $50,641)		$ 42,355

** Each option contract allows the holder of the option to purchase or sell 50 or 100 shares of the underlying security.

At April 30, 2010, net unrealized appreciation on investment securities, for federal income tax purposes, was as follows:
Aggregate gross unrealized appreciation for all investments
for which there was an excess of value over cost:		$ 2,209,724
Aggregate gross unrealized depreciation for all investments
for which there was an excess of cost over value:		(775,229)
Net unrealized appreciation:		$ 1,434,495

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Flexible Income Fund
April 30, 2010
	Shares	Value
Bond Funds - 45.77%
iShares Barclays 10-20 Year Treasury Bond Fund	1,025	$ 112,534
iShares Barclays 1-3 Year Credit Bond Fund	2,625	274,103
iShares Barclays Agency Bond Fund	5,100	553,095
iShares Barclays Aggregate Bond Fund	18,300	1,920,402
iShares Barclays Credit Bond Fund	54,450	5,644,287
iShares Barclays Intermediate Credit	19,175	2,012,512
iShares Barclays MBS Fixed Rate Bond Fund	3,625	389,108
iShares iBoxx $ High Yield Corporate Bond Fund	45,225	4,043,115
iShares iBoxx $ Investment Grade Corporate Bond Fund	55,700	5,977,167
SPDR Barclays Cap Intermediate ETF	5,000	162,725
SPDR Barclays Cap Mortgage Bank Back Bond ETF	8,375	224,701
SPDR Barclays Capital Aggregate	15,550	863,958
SPDR Barclays Capital CA Muni ETF	13,000	294,320
SPDR Barclays High Yield Bond ETF	103,475	4,158,660
Vanguard Intermediate-Term Corporate Bond ETF	19,850	1,532,817
Vanguard Mortgage Bus Security ETF	6,625	333,436
Vanguard Short-Term Corporate Bond ETF	5,625	430,312
Vanguard Total Bond Market ETF	23,850	1,903,707
Total Bond Funds (cost $30,277,050)		30,830,959

	Principal ($)	Value
U.S. Government and Agency Obligations - 38.75%
Fannie Mae Benchmark, 6.0%, due 1/25/32	$ 225,000	235,433
Federal Farm Credit Bank, 1.6%, due 10/1/12	1,000,000	999,870
Federal Home Loan Bank, 1.875%, due 12/28/12	75,000	75,025
Federal Home Loan Bank, 2.125%, due 11/25/13	500,000	497,910
Federal Home Loan Bank, 2.3%, due 11/26/13	1,000,000	999,560
Federal Home Loan Bank, 2.5%, due 12/23/13	400,000	402,084
Federal Home Loan Bank, 2.85%, due 12/30/14	150,000	149,793
Federal Home Loan Bank, 3.625%, due 10/14/16	250,000	250,370
Federal Home Loan Bank, 3.75%, due 10/28/16	75,000	75,009
FGLMC, 6.50%, due 3/1/39	404,726	439,213
FGLMC, 6.50%, due 4/1/39	1,892,561	2,053,826
FGLMC, 6.50%, due 9/1/38	375,258	407,196
FNCI, 5.50%, due 12/1/39	988,965	1,041,815
FNCL AC 2826, 6.50%, due 10/1/39	198,508	214,775
FNCL, 5.00%, due 2/1/40	1,987,997	2,057,895
FNCL, 5.50%, due 4/1/40	998,905	1,052,286
FNCL, 6.50%, due 12/1/37	75,801	81,948
FNCL, 5.00%, due 10/1/39	97,816	101,255
FNCL, 6.50%, due 7/1/37	99,491	107,558
FNMA, 2.00%, due 6/3/13	1,000,000	1,000,310
Freddie Mac, 2.50%, due 2/11/14	200,000	200,110
Freddie Mac, 4.00%, due 7/12/17	25,000	25,043
United States Treasury Note, 10.625%, due 8/15/15	2,000,000	2,805,313
United States Treasury Note, 2.125%, due 11/30/14	1,475,000	1,466,473

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Flexible Income Fund (Continued)
April 30, 2010
	Principal ($)	Value
U.S. Government and Agency Obligations - 38.75% (Continued)
United States Treasury Note, 2.375%, due 10/31/14	$ 625,000	$ 628,735
United States Treasury Note, 2.375%, due 9/30/14	25,000	25,183
United States Treasury Note, 2.625%, due 6/30/14	100,000	102,164
United States Treasury Note, 2.75%, due 10/31/13	175,000	180,858
United States Treasury Note, 4.00%, due 2/15/15	1,000,000	1,076,602
United States Treasury Note, 4.125%, due 5/15/15	1,000,000	1,082,188
United States Treasury Note, 4.125%, due 8/31/12	1,000,000	1,069,766
United States Treasury Note, 4.25%, due 11/15/13	175,000	190,251
United States Treasury Note, 4.25%, due 11/15/17	2,500,000	2,675,195
United States Treasury Note, 4.50%, due 5/15/17	1,000,000	1,090,938
United States Treasury Note, 4.75%, due 5/15/14	125,000	138,604
United States Treasury Note, 4.75%, due 8/15/17	1,000,000	1,105,586
Total U.S. Government and Agency Obligations (cost $26,092,461)		26,106,140

Corporate Bonds - 2.67%
Corning, Inc., 6.20%, due 3/15/16	345,000	380,901
Enogex, LLC, 6.25%, due 3/15/20 **	100,000	107,682
Freeport-McMoran Copper & Gold, Inc., 8.375%, due 4/1/17	1,000,000	1,120,940
Mutual Of Omaha, 6.80%, due 6/15/36 **	200,000	186,748
Total Corporate Bonds (cost $1,768,471)		1,796,271

	Shares	Value
Short-Term Investments - 11.51%
Money Market Funds - 4.09%
Goldman Sachs Prime Obligation Fund	2,757,797	2,757,797

	Principal ($)	Value
U.S. Government and Agency Obligations - 7.42%
Federal Home Loan Bank Discount, due 6/21/10	$ 1,000,000	999,802
Federal Home Loan Bank Discount, due 7/19/10	1,000,000	999,693
United States Treasury Bill, due 2/10/11	1,000,000	997,237
United States Treasury Bill, due 5/13/10	1,000,000	999,972
United States Treasury Bill, due 8/12/10	1,000,000	999,513
		4,996,217

Total Short-Term Investments (cost $7,754,014)		7,754,014

Total Investments (cost $65,891,996) - 98.70%	$ 66,487,384
Assets In Excess of Other Liabilities - 1.30%	877,035
NET ASSETS - 100.00%	$ 67,364,419

** 144A security.

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Select Appreciation Fund
April 30, 2010
	Shares	Value
Equity Funds - 99.32%
Commodity Funds - 3.62%
iPath Dow Jones UBS Commodity Index Total Return ETN*	15,000	$ 609,300
iPath Dow Jones UBS Industrial Metals Subindex Total Return ETN*	15,000	618,615
iShares Silver Trust*	4,000	73,080
PowerShares DB Base Metals Fund*	30,000	645,000
SPDR Gold Trust*	4,000	461,520
		2,407,515
Emerging Markets - 22.25%
iShares FTSE/Xinhua China 25 Index Fund	30,000	1,224,600
iShares MSCI Brazil Index Fund	20,000	1,446,000
iShares MSCI Emerging Markets Index Fund	10,000	420,500
iShares S&P Asia 50 Index Fund	10,000	406,300
iShares S&P Latin America 40 Index Fund	30,000	1,436,400
SPDR S&P BRIC 40 ETF	35,000	872,970
SPDR S&P China ETF	30,000	2,136,900
SPDR S&P Emerging Asia Pacific ETF	25,000	1,893,500
SPDR S&P Emerging Small Cap ETF	15,000	745,350
Vanguard Emerging Markets ETF	100,000	4,206,000
		14,788,520
International Equity - 2.14%
iShares MSCI Canada Index Fund	20,000	566,000
iShares MSCI Pacific ex-Japan Index Fund	10,000	422,500
Vanguard FTSE All-World ex-US ETF	10,000	436,600
		1,425,100
Large Cap Blend - 20.50%
Barclays ETN+Long C Leveraged ETN Linked to S&P 500*	25,001	2,879,155
iShares S&P 500 Index Fund	20,000	2,384,800
SPDR S&P 500 ETF Trust	56,500	6,715,590
Vanguard Large-Cap ETF	8,000	433,360
Vanguard Total Stock Market ETF	20,000	1,217,400
		13,630,305
Large Cap Growth - 2.25%
iShares Russell 1000 Growth Index Fund	5,000	262,550
Powershares QQQ	25,000	1,231,000
		1,493,550
Large Cap Value - 4.97%
SPDR Dow Jones Industrial Average ETF Trust	30,000	3,303,000

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report
Schedule of Investments - Select Appreciation Fund (Continued)
April 30, 2010
	Shares	Value
Mid Cap Blend - 26.52%
iShares Russell Midcap Index Fund	40,000	$ 3,707,200
iShares S&P Midcap 400 Index Fund	40,000	3,286,000
SPDR S&P MidCap 400 ETF Trust	40,000	5,965,200
Vanguard Extended Market ETF	40,000	1,971,200
Vanguard Mid Cap ETF	40,000	2,699,200
		17,628,800
Small Cap Blend - 9.35%
iShares Russell 2000 Index Fund	45,000	3,221,100
Vanguard Small Cap ETF	45,000	2,992,950
		6,214,050
Specialty - 7.72%
iShares DJ US Broker Dealers Index Fund	10,000	293,100
SPDR Consumer Discretionary Select Sector Fund	15,000	522,450
SPDR Consumer Staples Select Sector Fund	10,000	276,300
SPDR Energy Select Sector Fund	5,000	299,550
SPDR Financial Select Sector Fund	20,000	323,000
SPDR Health Care Select Sector Fund	15,000	463,950
SPDR Industrial Select Sector Fund	10,000	326,300
SPDR KBW Capital Markets ETF	20,000	767,400
SPDR Materials Select Sector Fund	10,000	340,100
SPDR S&P Biotech ETF	10,000	603,500
SPDR Technology Select Sector Fund	15,000	351,600
SPDR Utilities Select Sector Fund	10,000	304,700
Vanguard REIT ETF	5,000	261,500
		5,133,450

Total Equity Funds (cost $62,166,797)		66,024,290

Money Market Funds - 0.48%
Goldman Sachs Prime Obligation Fund	320,384	320,384
Total Money Market Funds (cost $320,384)		320,384

Total Investments (cost $62,487,181) - 99.80%		$ 66,344,674
Assets In Excess of Other Liabilities - 0.20%		127,073
NET ASSETS - 100.00%		$ 66,471,747

*Non-income producing security.

BRIC - Brazil, Russia, India, China
DB - Deutsche Bank
DJ - Dow Jones
EAFE - Europe, Australasia, Far East
ETF - Exchange Traded Fund
ETN - Exchange Traded Note
FTSE - Financial Times Stock Exchange
GSCI - Goldman Sachs Commodity Index
KBW - Keefe, Bruyette & Woods
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poors' Depositary Receipts

At April 30, 2010, net unrealized appreciation on investment securities, for federal income tax purposes, was as follows:
Aggregate gross unrealized appreciation for all investments
for which there was an excess of value over cost:		$ 3,892,882
Aggregate gross unrealized depreciation for all investments
for which there was an excess of cost over value:		(35,389)
Net unrealized appreciation:		$ 3,857,493

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Reservoir Fund
April 30, 2010
	Shares	Value
Short-Term Investments - 98.76%
Money Market Funds - 50.65%
Goldman Sachs Prime Obligation Fund	2,101,631	$ 2,101,631

	Principal ($)	Value
U.S. Government and Agency Obligations - 48.11%
United States Treasury Note, 0.259%, due 12/16/2010	$ 1,000,000	998,145
United States Treasury Note, 0.31%, due 2/10/2011	1,000,000	998,016
		1,996,161

Total Short-Term Investments (cost $4,097,792)		4,097,792

Total Investments (cost $4,097,792) - 98.76%		$ 4,097,792
Assets In Excess of Other Liabilities - 1.24%		51,162
NET ASSETS - 100.00%		$ 4,148,954

At April 30, 2010, net unrealized appreciation on investment securities, for federal income tax purposes, was as follows:
Aggregate gross unrealized appreciation for all investments
for which there was an excess of value over cost:		$ -
Aggregate gross unrealized depreciation for all investments
for which there was an excess of cost over value:		-
Net unrealized depreciation:		$ -

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Shelter Fund
April 30, 2010
	Shares	Value
Bond Funds - 3.02%
iShares Barclays 1-3 Year Treasury Bond Fund	4,500	$ 375,930
Total Bond Funds (cost $376,092)		375,930

Equity Funds - 85.05%
Commodity Funds - 0.53%
iPath Dow Jones UBS Commodity Index Total Return ETN*	1,400	56,868
PowerShares DB Commodity Index Tracking Fund*	350	8,554
		65,422
Emerging Markets - 12.67%
iShares MSCI Emerging Markets Index Fund	24,600	1,034,430
Vanguard Emerging Markets ETF	12,900	542,574
		1,577,004
Global Equity - 1.73%
Vanguard Total World Stock Index Fund	4,850	214,952

International Equity - 3.72%
iShares MSCI EAFE Index Fund	8,500	462,655

Large Cap Blend - 25.18%
iShares S&P 500 Index Fund	15,875	1,892,935
SPDR S&P 500 ETF Trust	9,575	1,138,084
Vanguard Total Stock Market ETF	1,675	101,957
		3,132,976
Large Cap Growth - 15.45%
iShares Russell 1000 Growth Index Fund	17,375	912,361
PowerShares QQQ	1,950	96,018
Vanguard Growth ETF	16,225	914,921
		1,923,300
Large Cap Value - 4.71%
iShares Russell 1000 Value Index Fund	3,750	234,975
Vanguard Value ETF	6,825	350,600
		585,575
Mid Cap Blend - 8.95%
iShares Russell Midcap Index Fund	975	90,363
Vanguard Mid-Cap ETF	15,175	1,024,009
		1,114,372
Mid Cap Growth - 4.82%
Vanguard Mid-Cap Growth Index Fund	5,525	297,190
iShares Russell Midcap Growth Index Fund	6,025	302,154
		599,344
Small Cap Blend - 4.58%
iShares Russell 2000 Index Fund	3,825	273,793
Vanguard Small-Cap ETF	4,450	295,970
		569,763

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Shelter Fund (Continued)
April 30, 2010
	Shares	Value
Small Cap Growth - 2.71%
iShares Russell 2000 Growth Index Fund	2,225	$ 169,923
Vangaurd Small-Cap Growth ETF	2,450	167,899
		337,822

Total Equity Funds (cost $10,148,356)		10,583,185

	Principal ($)	Value
U.S. Government and Agency Obligations - 4.39%
United States Treasury Strip, 0.447%, due 4/30/11	$ 50,000	49,758
United States Treasury Strip, 0.555%, due 8/15/11	500,000	496,310
Total U.S. Government and Agency Obligations (cost $546,601)		546,068

	Shares	Value
Short-Term Investments - 10.92%
Money Market Funds - 7.31%
Goldman Sachs Prime Obligation Fund	909,895	909,895

	Principal ($)	Value
U.S. Government and Agency Obligations - 3.61%
Federal Home Loan Bank, due 5/18/10	$ 150,000	149,991
Federal Home Loan Mortgage Corp., 0.18%, due 7/27/10	50,000	49,978
United States Treasury Note, 0.351%, due 3/10/11	250,000	249,239
		449,208

Total Short-Term Investments (cost $1,359,103)		1,359,103

Total Investments (cost $12,430,152) - 103.38%		$ 12,864,286
Liabilities In Excess of Other Assets - (3.38%)		(420,197)
NET ASSETS - 100.00%		$ 12,444,089

*Non-income producing security.

BRIC - Brazil, Russia, India, China
DB - Deutsche Bank
DJ - Dow Jones
EAFE - Europe, Australasia, Far East
ETF - Exchange Traded Fund
ETN - Exchange Traded Note
FTSE - Financial Times Stock Exchange
GSCI - Goldman Sachs Commodity Index
KBW - Keefe, Bruyette & Woods
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poors' Depositary Receipts
At April 30, 2010, net unrealized appreciation on investment securities, for federal income tax purposes, was as follows:
Aggregate gross unrealized appreciation for all investments
for which there was an excess of value over cost:		$ 444,082
Aggregate gross unrealized depreciation for all investments
for which there was an excess of cost over value:		(9,948)
Net unrealized appreciation:		$ 434,134

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Assets and Liabilities
April 30, 2010
			Select
	Amerigo	Clermont	Allocation	Descartes	Liahona
Assets:	Fund	Fund	Fund	Fund	Fund
Investments, at cost	$ 502,287,904	$ 195,388,457	$ 169,764,784	$ 157,509,749	$ 161,197,545
Investments in securities, at value	$ 558,180,700	$ 214,781,045	$ 188,060,221	$ 157,273,805	$ 167,879,252
Receivable for securities sold	3,122,245	867,440	813,837	-	-
Receivable for fund shares sold	243,517	330,743	245,284	116,965	315,475
Interest and dividends receivable	13,753	283,547	296,019	33	228
Receivable due from advisor	-	-	-	-	-
Prepaid expenses - paid to affiliates	-	-	-	-	-
Prepaid expenses and other assets	100,345	45,200	40,669	37,879	32,285
Total Assets	561,660,560	216,307,975	189,456,030	157,428,682	168,227,240
Liabilities:
Payable for securities purchased	-	-	-	744,658	722,659
Payable for fund shares redeemed	1,153,820	698,025	60,556	26,345	73,653
Payable for dividends	-	-	-	-	-
Accrued advisory fees	472,112	169,476	138,427	115,931	127,311
Fees payable to other affiliates	45,631	4,098	11,308	8,658	5,353
Accrued distribution (12b-1) fees	3,431	-	-	-	-
Call options written, at fair value
(premiums received $0, $0, $0, $0, $0)	-	-	-	-	-
Accrued expenses and other liabilities	28,736	16,951	22,935	21,470	15,902
Total Liabilities	1,703,730	888,550	233,226	917,062	944,878
Net Assets	$ 559,956,830	$ 215,419,425	$ 189,222,804	$ 156,511,620	$ 167,282,362
Net Assets:
Paid in capital	$ 640,758,825	$ 222,131,490	$ 203,185,121	$ 173,028,939	$ 165,812,953
Undistributed net investment income (loss)	1,972,745	2,874,051	2,619,741	262,447	358,123
Accumulated net realized gain (loss)
on investments and written options	(138,667,536)	(28,978,704)	(34,877,495)	(16,543,822)	(5,570,421)
Net unrealized appreciation (depreciation)
on investments and written options	55,892,796	19,392,588	18,295,437	(235,944)	6,681,707
Net Assets	$ 559,956,830	$ 215,419,425	$ 189,222,804	$ 156,511,620	$ 167,282,362
Class C Shares:
Net assets	$ 4,129,805	$ -	$ -	$ -	$ -
Net asset value and offering price per share
(Net assets ÷ Total shares of beneficial
interest outstanding)*	$ 11.80	$ -	$ -	$ -	$ -
Total shares outstanding at end of period	349,938	-	-	-	-

Class N Shares:
Net assets	$ 555,827,025	$ 215,419,425	$ 189,222,804	$ 156,511,620	$ 167,282,362
Net asset value and offering price per share
(Net assets ÷ Total shares of beneficial
interest outstanding)	$ 12.34	$ 9.31	$ 8.92	$ 9.48	$ 9.17
Total shares outstanding at end of period	45,040,582	23,127,216	21,209,387	16,516,800	18,250,829

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Assets and Liabilities (Continued)
April 30, 2010
	Enhanced	Flexible	Select
	Income	Income	Appreciation	Reservoir	Shelter
Assets:	Fund	Fund	Fund	Fund	Fund
Investments, at cost	$ 51,807,708	$ 65,891,996	$ 62,487,181	$ 4,097,792	$ 12,430,152
Investments in securities, at value	$ 53,242,203	$ 66,487,384	$ 66,344,674	$ 4,097,792	$ 12,864,286
Receivable for securities sold	-	314,981	-	-	-
Receivable for fund shares sold	185,231	335,138	186,797	9,136	104,054
Interest and dividends receivable	460	263,825	2,747	21	8
Receivable due from advisor	-	-	-	13,948	13,974
Prepaid expenses - paid to affiliates	2,921	2,260	-	-	-
Prepaid expenses and other assets	18,788	18,823	18,910	44,098	25,720
Total Assets	53,449,603	67,422,411	66,553,128	4,164,995	13,008,042
Liabilities:
Payable for securities purchased	240,886	-	-	-	533,276
Payable for fund shares redeemed	3,871	17,037	11,410	14	-
Payable for dividends	146	50	-	-	-
Accrued advisory fees	23,285	24,386	44,417	-	-
Fees payable to other affiliates	-	-	6,385	4,136	4,946
Accrued distribution (12b-1) fees	-	-	-	56	-
Call options written, at fair value
(premiums received $50,641, $0, $0, $0, $0)	42,355	-	-	-	-
Accrued expenses and other liabilities	14,924	16,519	19,169	11,835	25,731
Total Liabilities	325,467	57,992	81,381	16,041	563,953
Net Assets	$ 53,124,136	$ 67,364,419	$ 66,471,747	$ 4,148,954	$ 12,444,089
Net Assets:
Paid in capital	$ 51,708,719	$ 66,761,071	$ 62,499,243	$ 4,148,954	$ 12,009,955
Undistributed net investment income (loss)	-	242	-	-	-
Accumulated net realized gain (loss)
on investments and written options	(27,364)	7,718	115,011	-	-
Net unrealized appreciation (depreciation)
on investments and written options	1,442,781	595,388	3,857,493	-	434,134
Net Assets	$ 53,124,136	$ 67,364,419	$ 66,471,747	$ 4,148,954	$ 12,444,089
Class C/Investor Class Shares:
Net assets	$ -	$ -	$ -	$ 382,833	$ -
Net asset value and offering price per share
(Net assets ÷ Total shares of beneficial
interest outstanding)	$ -	$ -	$ -	$ 9.93	$ -
Total shares outstanding at end of period	-	-	-	38,539	-

Class N Shares:
Net assets	$ 53,124,136	$ 67,364,419	$ 66,471,747	$ 3,766,121	$ 12,444,089
Net asset value and offering price per share
(Net assets ÷ Total shares of beneficial
interest outstanding)	$ 10.58	$ 10.11	$ 11.25	$ 9.95	$ 10.44
Total shares outstanding at end of period	5,018,828	6,660,442	5,911,069	378,332	1,191,954

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Operations
For the Year Ended April 30, 2010
			Select
	Amerigo	Clermont	Allocation	Descartes	Liahona
	Fund	Fund	Fund	Fund	Fund
Investment Income:
Interest income	$ 1,914	$ 841,101	$ 846,807	$ 237	$ 1,089
Dividend income	8,984,393	5,550,443	3,532,267	2,299,659	1,912,930
Total investment income	8,986,307	6,391,544	4,379,074	2,299,896	1,914,019
Expenses:
Investment advisory fees	5,920,308	1,710,564	1,480,767	1,256,917	746,967
Administration fees	409,390	170,774	138,462	120,554	73,028
Accounting fees	115,569	52,788	46,612	44,374	35,909
Transfer agent fees	132,469	65,790	122,689	76,819	53,132
Custodian fees	56,631	15,947	18,435	15,487	6,465
Professional fees	55,655	28,062	22,250	19,837	16,499
Distribution fees (12b-1) - Class C	38,436	-	-	-	-
Printing and postage expense	42,804	13,348	21,206	14,777	5,794
Registration & filing fees	29,610	16,752	21,944	21,944	11,944
Insurance expense	25,999	6,924	6,176	5,535	2,257
Chief compliance officer fees	33,705	5,596	5,468	4,945	2,572
Trustees' fees	13,667	10,667	13,239	13,239	13,239
Miscellaneous fees and expenses	8,195	1,253	5,091	2,955	2,404
Total expenses before waivers	6,882,438	2,098,465	1,902,339	1,597,383	970,210
Expenses waived/reimbursed	(23,324)	(128,022)	(195,804)	(148,783)	(107,844)
Net Expenses	6,859,114	1,970,443	1,706,535	1,448,600	862,366
Net Investment Income (Loss)	2,127,193	4,421,101	2,672,539	851,296	1,051,653
Net Realized and Unrealized Gain (Loss)
on Investments and Written Options:
Net realized gain (loss) on:
Investments	(7,093,329)	(392,958)	896,352	(1,610,096)	138,030
Written options	-	-	-	-	-
Distributions of realized gains by other
investment companies	-	4,098	195	-	1,112
Total net realized gain (loss)	(7,093,329)	(388,860)	896,547	(1,610,096)	139,142
Net change in unrealized appreciation
(depreciation) on investments	210,619,360	34,882,782	42,463,822	40,800,227	16,355,338
Net change in unrealized appreciation
(depreciation) on written options	-	-	-	-	-
Net Realized and Unrealized Gain (Loss)
on Investments and Written Options	203,526,031	34,493,922	43,360,369	39,190,131	16,494,480
Net Increase (Decrease) in Net Assets
Resulting from Operations	$ 205,653,224	$ 38,915,023	$ 46,032,908	$ 40,041,427	$ 17,546,133

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Operations (Continued)
For the Period Ended April 30, 2010
	Enhanced	Flexible	Select
	Income	Income	Appreciation	Reservoir	Shelter
	Fund (a)	Fund (a)	Fund (a)	Fund (b)	Fund (c)
Investment Income:
Interest income	$ 227	$ 158,161	$ 87	$ 1,491	$ 362
Dividend income	254,304	331,112	198,939	-	17,643
Total investment income	254,531	489,273	199,026	1,491	18,005
Expenses:
Investment advisory fees	109,425	93,560	146,023	7,953	20,285
Administration fees	24,656	22,737	24,785	4,361	3,029
Accounting fees	15,904	14,816	13,774	33,999	9,000
Transfer agent fees	30,610	28,513	33,425	8,384	1,000
Custodian fees	2,356	3,830	5,655	2,832	2,500
Professional fees	10,097	11,612	13,125	5,163	19,000
Distribution fees (12b-1) - Investor Class	-	-	-	92	-
Printing and postage expense	5,049	5,049	5,049	5,766	3,000
Registration & filing fees	20,195	20,195	20,195	27,698	15,000
Insurance expense	-	-	-	221	1,250
Chief compliance officer fees	3,028	3,533	3,533	144	666
Trustees' fees	5,049	5,049	6,564	14,460	5,500
Miscellaneous fees and expenses	1,515	1,824	2,018	2,249	1,998
Total expenses before waivers	227,884	210,718	274,146	113,322	82,228
Expenses (waived ) recaptured	(101,850)	(97,013)	(108,252)	(104,336)	(58,895)
Net Expenses	126,034	113,705	165,894	8,986	23,333
Net Investment Income (Loss)	128,497	375,568	33,132	(7,495)	(5,328)
Net Realized and Unrealized Gain (Loss)
on Investments and Written Options:
Net realized gain (loss) on:
Investments	59,370	7,702	157,204	-	1
Written options	(85,432)	-	-	-	-
Distributions of realized gains by other
investment companies	-	16	-	-	-
Total net realized gain (loss)	(26,062)	7,718	157,204	-	1
Net change in unrealized appreciation
(depreciation) on investments	1,434,495	595,388	3,857,493	-	434,134
Net change in unrealized appreciation
(depreciation) on written options	8,286	-	-	-	-
Net Realized and Unrealized Gain (Loss)
on Investments and Written Options	1,416,719	603,106	4,014,697	-	434,135
Net Increase (Decrease) in Net Assets
Resulting from Operations	$ 1,545,216	$ 978,674	$ 4,047,829	$ (7,495)	$ 428,807
(a) The AdvisorOne Enhanced Income Fund, Flexible Income Fund, and Select Appreciation commenced operations October 5, 2009.
(b) The AdvisorOne Reservoir Fund commenced operations May 29, 2009.
(c) The AdvisorOne Shelter Fund commenced operations December 30, 2009.

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Changes in Net Assets

	Amerigo Fund		Clermont Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2010	April 30, 2009	April 30, 2010	April 30, 2009
Increase (Decrease) in Net Assets:

From Operations:
Net investment income (loss)	$ 2,127,193	$ 6,985,925	$ 4,421,101	$ 3,909,110
Net realized gain (loss) on investments	(7,093,329)	(131,293,881)	(392,958)	(28,068,109)
Net realized gain (loss) on written options	-	-	-	-
Distributions of realized gains
by other investment companies	-	-	4,098	-
Net change in unrealized appreciation
(depreciation) on investments	210,619,360	(211,349,015)	34,882,782	(19,243,728)
Net change in unrealized appreciation
(depreciation) on written options	-	-	-	-
Net increase (decrease) in net assets
resulting from operations	205,653,224	(335,656,971)	38,915,023	(43,402,727)
From Distributions to Shareholders:
From Net Investment Income:
Class C	(5,576)	-	-	-
Class N	(6,975,267)	(6,476,501)	(4,314,646)	(1,914,024)
From Net Realized Gains:
Class C	-	(140,113)	-	-
Class N	-	(20,541,462)	-	(1,760,902)
Total Dividends and Distributions
to Shareholders	(6,980,843)	(27,158,076)	(4,314,646)	(3,674,926)
From Fund Share Transactions (Note 6)	(159,485,195)	51,978,437	54,528,558	5,143,835
Total Increase (Decrease) in Net Assets	39,187,186	(310,836,610)	89,128,935	(41,933,818)

Net Assets:
Beginning of year	520,769,644	831,606,254	126,290,490	168,224,308
End of year	$ 559,956,830	$ 520,769,644	$ 215,419,425	$ 126,290,490
Undistributed net investment income
at end of year	$ 1,972,745	$ 6,979,853	$ 2,874,051	$ 2,791,352

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Changes in Net Assets (Continued)

	Select Allocation Fund		Descartes Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2010	April 30, 2009	April 30, 2010	April 30, 2009
Increase (Decrease) in Net Assets:

From Operations:
Net investment income (loss)	$ 2,672,539	$ 3,010,576	$ 851,296	$ 1,438,576
Net realized gain (loss) on investments	896,352	(35,724,828)	(1,610,096)	(14,873,645)
Net realized gain (loss) on written options	-	-	-	-
Distributions of realized gains
by other investment companies	195	-	-	-
Net change in unrealized appreciation
(depreciation) on investments	42,463,822	(35,218,907)	40,800,227	(48,754,922)
Net change in unrealized appreciation
(depreciation) on written options	-	-	-	-
Net increase (decrease) in net assets
resulting from operations	46,032,908	(67,933,159)	40,041,427	(62,189,991)
From Distributions to Shareholders:
From Net Investment Income:
Class C	-	-	-	-
Class N	(2,981,030)	(1,465,927)	(1,147,055)	(920,227)
From Net Realized Gains:
Class C	-	-	-	-
Class N	-	(3,344,383)	-	(233,658)
Total Dividends and Distributions
to Shareholders	(2,981,030)	(4,810,310)	(1,147,055)	(1,153,885)
From Fund Share Transactions (Note 6)	25,806,184	28,172,504	11,610,860	7,585,372
Total Increase (Decrease) in Net Assets	68,858,062	(44,570,965)	50,505,232	(55,758,504)

Net Assets:
Beginning of year	120,364,742	164,935,707	106,006,388	161,764,892
End of year	$ 189,222,804	$ 120,364,742	$ 156,511,620	$ 106,006,388
Undistributed net investment income
at end of year	$ 2,619,741	$ 2,989,017	$ 262,447	$ 512,469

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Changes in Net Assets (Continued)

	Liahona Fund		Enhanced Income Fund

			For the Period
	Year Ended	Year Ended	Ended
	April 30, 2010	April 30, 2009	April 30, 2010 (a)
Increase (Decrease) in Net Assets:

From Operations:
Net investment income (loss)	$ 1,051,653	$ 941,886	$ 128,497
Net realized gain (loss) on investments	138,030	(5,698,856)	59,370
Net realized gain (loss) on written options	-	-	(85,432)
Distributions of realized gains
by other investment companies	1,112	-	-
Net change in unrealized appreciation
(depreciation) on investments	16,355,338	(10,521,382)	1,434,495
Net change in unrealized appreciation
(depreciation) on written options	-	-	8,286
Net increase (decrease) in net assets
resulting from operations	17,546,133	(15,278,352)	1,545,216
From Distributions to Shareholders:
From Net Investment Income:
Class C	-	-	-
Class N	(999,660)	(616,686)	(128,527)
From Net Realized Gains:
Class C	-	-	-
Class N	-	(216,900)	(1,272)
Total Dividends and Distributions
to Shareholders	(999,660)	(833,586)	(129,799)
From Fund Share Transactions (Note 6)	109,642,725	9,465,570	51,708,719
Total Increase (Decrease) in Net Assets	126,189,198	(6,646,368)	53,124,136

Net Assets:
Beginning of year	41,093,164	47,739,532	-
End of year	$ 167,282,362	$ 41,093,164	$ 53,124,136
Undistributed net investment income
at end of year	$ 358,123	$ 306,130	$ -
(a) The AdvisorOne Enhanced Income Fund commenced operations October 5, 2009.

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Changes in Net Assets (Continued)

	Flexible Income Fund	Select Appreciation Fund

	For the Period	For the Period
	Ended	Ended
	April 30, 2010 (a)	April 30, 2010 (a)
Increase (Decrease) in Net Assets:

From Operations:
Net investment income (loss)	$ 375,568	$ 33,132
Net realized gain (loss) on investments	7,702	157,204
Net realized gain (loss) on written options	-	-
Distributions of realized gains
by other investment companies	16	-
Net change in unrealized appreciation
(depreciation) on investments	595,388	3,857,493
Net change in unrealized appreciation
(depreciation) on written options	-	-
Net increase (decrease) in net assets
resulting from operations	978,674	4,047,829
From Distributions to Shareholders:
From Net Investment Income:
Class C	-	-
Class N	(375,326)	(70,386)
From Net Realized Gains:
Class C	-	-
Class N	-	(4,939)
Total Dividends and Distributions
to Shareholders	(375,326)	(75,325)
From Fund Share Transactions (Note 6)	66,761,071	62,499,243
Total Increase (Decrease) in Net Assets	67,364,419	66,471,747

Net Assets:
Beginning of year	-	-
End of year	$ 67,364,419	$ 66,471,747
Undistributed net investment income
at end of year	$ 242	$ -
(a) The AdvisorOne Flexible Income Fund and Select Appreciation Fund commenced operations October 5, 2009.

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Changes in Net Assets (Continued)

	Reservoir Fund	Shelter Fund

	For the Period	For the Period
	Ended	Ended
	April 30, 2010 (b)	April 30, 2010 (c)
Increase (Decrease) in Net Assets:

From Operations:
Net investment income (loss)	$ (7,495)	$ (5,328)
Net realized gain (loss) on investments	-	1
Net realized gain (loss) on written options	-	-
Distributions of realized gains
by other investment companies	-	-
Net change in unrealized appreciation
(depreciation) on investments	-	434,134
Net change in unrealized appreciation
(depreciation) on written options	-	-
Net increase (decrease) in net assets
resulting from operations	(7,495)	428,807
From Distributions to Shareholders:
From Net Investment Income:
Class C	-	-
Investor Class	-	-
From Net Realized Gains:
Class C	-	-
Investor Class	-	-
Total Dividends and Distributions
to Shareholders	-	-
From Fund Share Transactions (Note 6)	4,156,449	12,009,955
Total Increase (Decrease) in Net Assets	4,148,954	12,438,762

Net Assets:
Beginning of year	-	-
End of year	$ 4,148,954	$ 12,438,762
Undistributed net investment income
at end of year	$ -	$ -
(b) The AdvisorOne Reservoir Fund commenced operations May 29, 2009.
(c) The AdvisorOne Shelter Fund commenced operations December 30, 2009.

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
Amerigo Fund

Selected data based on a share outstanding throughout each period indicated. (a)

	Class C Shares

	Fiscal Years Ending April 30,
	2010	2009		2008		2007		2006

Net asset value, beginning of period	$ 8.37	$ 14.31		$ 14.47		$ 14.91		$ 12.65

Income (loss) from investment operations:
Net investment income (loss) (b)	(0.07)	0.01		(0.10)		(0.05)		(0.07)
Net realized and unrealized gain (loss)
on investments	3.52	(5.60)		0.65		1.49		2.67
Total income (loss) from
investment operations	3.45	(5.59)		0.55		1.44		2.60

Less distributions from:
net investment income	(0.02)	-		-		-		(0.01)
net realized gain	-	(0.35)		(0.71)		(1.88)		(0.33)
Total distributions from net investment
income and net realized gains	$ (0.02)	$ (0.35)		$ (0.71)		$ (1.88)		$ (0.34)

Net asset value, end of period	$ 11.80	$ 8.37		$ 14.31		$ 14.47		$ 14.91

Total return (c)	41.17%	(38.90)%		3.62%		10.25%		20.73%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 4,130	$ 3,292		$ 5,850		$ 7,194		$ 7,893
Ratio of expenses to
average net assets (d)	2.15%	2.15%	(e)	2.15%	(e)	2.15%	(e)	2.15%
Ratio of expenses to average net assets
before waivers and reimbursements (d)	2.15%	2.15%	(e)	2.15%	(e)	2.15%	(e)	2.16%
Ratio of net investment income (loss) to
average net assets (b)	(0.64)%	0.11%		(0.67)%		(0.37)%		(0.51)%
Portfolio turnover rate	29%	69%		44%		173%		73%

(a) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.
(d) Does not include the expenses of the investment companies in which the Fund invests.
(e) Such percentage reflects recapture of prior period expense reimbursement by Advisor.

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
Amerigo Fund

Selected data based on a share outstanding throughout each period indicated. (a)

	Class N Shares

	Fiscal Years Ending April 30,
	2010	2009		2008		2007		2006

Net asset value, beginning of period	$ 8.75	$ 14.97		$ 15.02		$ 15.39		$ 12.97

Income (loss) from investment operations:
Net investment income (loss) (b)	0.04	0.12		0.06		0.09		0.08
Net realized and unrealized gain (loss)
on investments	3.68	(5.88)		0.67		1.55		2.73
Total income (loss) from
investment operations	3.72	(5.76)		0.73		1.64		2.81

Less distributions from:
net investment income	(0.13)	(0.11)		(0.06)		(0.13)		(0.06)
net realized gains	-	(0.35)		(0.72)		(1.88)		(0.33)
Total distributions from net investment
income and net realized gains	(0.13)	(0.46)		(0.78)		(2.01)		(0.39)

Net asset value, end of period	$ 12.34	$ 8.75		$ 14.97		$ 15.02		$ 15.39

Total return (c)	42.60%	(38.26)%		4.64%		11.29%		21.89%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 555,827	$ 517,478		$ 825,756		$ 655,153		$ 586,480
Ratio of expenses to
average net assets (d)	1.15%	1.15%	(e)	1.15%	(e)	1.15%	(e)	1.15%
Ratio of expenses to average net assets
before waivers and reimbursements (d)	1.15%	1.15%	(e)	1.15%	(e)	1.15%	(e)	1.16%
Ratio of net investment income (loss) to
average net assets (b)	0.37%	1.13%		0.39%		0.61%		0.53%
Portfolio turnover rate	29%	69%		44%		173%		73%

(a) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.
(d) Does not include the expenses of the investment companies in which the Fund invests.
(e) Such percentage reflects recapture of prior period expense reimbursement by Advisor.

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
Clermont Fund

Selected data based on a share outstanding throughout each period indicated. (a)

	Class N Shares

	Fiscal Years Ending April 30,
	2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 7.48	$ 10.51	$ 11.39	$ 11.04	$ 10.33

Income (loss) from investment operations:
Net investment income (loss) (b)	0.22	0.25	0.23	0.23	0.17
Net realized and unrealized gain (loss)
on investments	1.82	(3.04)	(0.33)	0.66	0.96
Total income (loss) from
investment operations	2.04	(2.79)	(0.10)	0.89	1.13

Less distributions from:
net investment income	(0.21)	(0.13)	(0.23)	(0.23)	(0.15)
net realized gains	-	(0.11)	(0.55)	(0.31)	(0.27)
Total distributions from net investment
income and net realized gains	(0.21)	(0.24)	(0.78)	(0.54)	(0.42)

Net asset value, end of period	$ 9.31	$ 7.48	$ 10.51	$ 11.39	$ 11.04

Total return (c)	27.39%	(26.48)%	(1.13)%	8.23%	11.14%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 215,419	$ 126,290	$ 168,224	$ 130,047	$ 133,609
Ratio of expenses to
average net assets (d)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets
before waivers and reimbursements (d)	1.22%	1.27%	1.23%	1.25%	1.26%
Ratio of net investment income (loss) to
average net assets (b)	2.58%	2.98%	2.06%	2.07%	1.56%
Portfolio turnover rate	27%	67%	66%	118%	55%

(a) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.
(d) Does not include the expenses of the investment companies in which the Fund invests.

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
Select Allocation Fund

Selected data based on a share outstanding throughout each period indicated. (a)

	Class N Shares

	Fiscal Years Ending April 30,				Period Ended
	2010	2009	2008	2007	April 30, 2006*

Net asset value, beginning of period	$ 6.58	$ 11.32	$ 11.14	$ 10.11	$ 10.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.15	0.18	0.14	0.12	0.01
Net realized and unrealized gain (loss)
on investments	2.36	(4.63)	0.65	1.04	0.10
Total income (loss) from
investment operations	2.51	(4.45)	0.79	1.16	0.11

Less distributions from:
net investment income	(0.17)	(0.09)	(0.13)	(0.10)	-
net realized gains	-	(0.20)	(0.48)	(0.03)	-
Total distributions from net investment
income and net realized gains	(0.17)	(0.29)	(0.61)	(0.13)	-

Net asset value, end of period	$ 8.92	$ 6.58	$ 11.32	$ 11.14	$ 10.11

Total return (c)	38.27%	(39.25)%	6.93%	11.56%	1.10%	(f)

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 189,223	$ 120,365	$ 164,936	$ 123,339	$ 33,338
Ratio of expenses to
average net assets (d)	1.15%	1.15%	1.15%	1.15%	1.15%	(e)
Ratio of expenses to average net assets
before waivers and reimbursements (d)	1.28%	1.30%	1.23%	1.31%	2.12%	(e)
Ratio of net investment income (loss) to
average net assets (b)	1.80%	2.31%	1.18%	1.12%	0.55%	(e)
Portfolio turnover rate	40%	75%	83%	102%	86%	(f)

* Fund commenced operations on January 27, 2006.
(a) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.
(d) Does not include the expenses of the investment companies in which the Fund invests.
(e) Annualized for periods less than one year.
(f) Not annualized.

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
Descartes Fund

Selected data based on a share outstanding throughout each period indicated. (a)

	Class N Shares

	Fiscal Years Ending April 30,					Period Ended
	2010	2009	2008	2007		April 30, 2006*

Net asset value, beginning of period	$ 6.87	$ 10.84	$ 11.32	$ 9.99		$ 10.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.06	0.09	0.04	0.10		-
Net realized and unrealized gain (loss) on
on investments	2.63	(3.99)	(0.10)	1.31		(0.01)
Total income (loss) from
investment operations	2.69	(3.90)	(0.06)	1.41		(0.01)

Less distributions from:
net investment income	(0.08)	(0.06)	(0.06)	(0.08)		-
net realized gains	-	(0.01)	(0.36)	-		-
Total distributions from net investment
income and net realized gains	(0.08)	(0.07)	(0.42)	(0.08)	#	-

Net asset value, end of period	$ 9.48	$ 6.87	$ 10.84	$ 11.32		$ 9.99

Total return (c)	39.21%	(35.92)%	(0.75)%	14.16%		(0.10)%	(f)

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 156,512	$ 106,006	$ 161,765	$ 136,870		$ 4,591
Ratio of expenses to
average net assets (d)	1.15%	1.15%	1.15%	1.15%		1.15%	(e)
Ratio of expenses to average net assets
before waivers and reimbursements (d)	1.27%	1.26%	1.22%	1.32%		23.48%	(e)
Ratio of net investment income (loss) to
average net assets (b)	0.68%	1.14%	0.39%	0.92%		0.43%	(e)
Portfolio turnover rate	27%	38%	38%	16%		0%	(f)

* Fund commenced operations on April 19, 2006.
(a) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.
(d) Does not include the expenses of the investment companies in which the Fund invests.
(e) Annualized for periods less than one year.
(f) Not annualized.

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
Liahona Fund

Selected data based on a share outstanding throughout each period indicated. (a)

	Class N Shares

	Fiscal Years Ending April 30,				Period Ended
	2010	2009	2008	2007	April 30, 2006*

Net asset value, beginning of period	$ 7.18	$ 10.40	$ 10.94	$ 9.99	$ 10.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.12	0.19	0.12	0.16	-
Net realized and unrealized gain (loss)
on investments	2.00	(3.24)	(0.33)	0.91	(0.01)
Total income (loss) from
investment operations	2.12	(3.05)	(0.21)	1.07	(0.01)

Less distributions from:
net investment income	(0.13)	(0.13)	(0.12)	(0.12)	-
net realized gains	-	(0.04)	(0.21)	-	-
Total distributions from net investment
income and net realized gains	(0.13)	(0.17)	(0.33)	(0.12)	-

Net asset value, end of period	$ 9.17	$ 7.18	$ 10.40	$ 10.94	$ 9.99

Total return (c)	29.57%	(29.31)%	(2.06)%	10.71%	(0.10)%	(f)

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 167,282	$ 41,093	$ 47,740	$ 34,502	$ 1,826
Ratio of expenses to
average net assets (d)	1.15%	1.15%	1.15%	1.15%	1.15%	(e)
Ratio of expenses to average net assets
before waivers and reimbursements (d)	1.29%	1.43%	1.39%	1.73%	74.02%	(e)
Ratio of net investment income (loss) to
average net assets (b)	1.40%	2.30%	1.14%	1.58%	0.24%	(e)
Portfolio turnover rate	7%	46%	49%	81%	7%	(f)

* Fund commenced operations on April 19, 2006.
(a) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.
(d) Does not include the expenses of the investment companies in which the Fund invests.
(e) Annualized for periods less than one year.
(f) Not annualized.

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
Enhanced Income Fund, Flexible Income Fund and Select Appreciation Fund

Selected data based on a share outstanding throughout each period indicated. (a)

	Class N Shares

	Period Ended April 30, 2010*
	Enhanced		Flexible	Select
	Income		Income	Appreciation
	Fund		Fund	Fund

Net asset value, beginning of period	$ 10.00		$ 10.00	$ 10.00

Income (loss) from investment operations:
Net investment income (b)	0.06		0.15	0.01
Net realized and unrealized gain
on investments and written options	0.57		0.06	1.30
Total income from
investment operations	0.63		0.21	1.31

Less distributions from:
net investment income	(0.05)		(0.10)	(0.06)
net realized gains	(0.00)	(g)	-	(0.00)	(g)
Total distributions from net investment
income and net realized gains	(0.05)		(0.10)	(0.06)

Net asset value, end of period	$ 10.58		$ 10.11	$ 11.25

Total return (c)(f)	6.32%		2.15%	13.14%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 53,124		$ 67,364	$ 66,472
Ratio of expenses to
average net assets (d)(e)	1.05%		0.80%	1.15%
Ratio of expenses to average net assets
before waivers and reimbursements (d)(e)	1.90%		1.48%	1.90%
Ratio of net investment income to
average net assets (b)(e)	1.07%		2.64%	0.23%
Portfolio turnover rate (f)	3%		3%	20%

*	The Enhanced Income Fund, Flexible Income Fund and Select Appreciation Fund commenced operations on October 5, 2009.
(a) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.
(d) Does not include the expenses of the investment companies in which the Fund invests.
(e) Annualized for periods less than one year.
(f) Not annualized.
(g) Amount represents less than $0.01 per share.

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
Reservoir Fund

Selected data based on a share outstanding throughout each period indicated. (a)

	Investor	Class N
	Class Shares	Shares

	Period Ended
	April 30, 2010*

Net asset value, beginning of period	$ 10.00	$ 10.00

Income (loss) from investment operations:
Net investment income (loss) (b)	(0.06)	(0.05)
Net realized and unrealized gain (loss)
on investments	(0.01)	-
Total income (loss) from
investment operations	(0.07)	(0.05)

Net asset value, end of period	$ 9.93	$ 9.95

Total return (c)(f)	(0.70)%	(0.50)%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 383	$ 3,766
Ratio of expenses to
average net assets (d)(e)	0.80%	0.60%
Ratio of expenses to average net assets
before waivers and reimbursements (d)(e)	3.58%	7.81%
Ratio of net investment income (loss) to
average net assets (b)(e)	(0.66)%	(0.50)%
Portfolio turnover rate (f)	0%	0%

*Fund commenced operations on May 29, 2009.
(a) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.
(d) Does not include the expenses of the investment companies in which the Fund invests.
(e) Annualized for periods less than one year.
(f) Not annualized.

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
Shelter Fund

Selected data based on a share outstanding throughout each period indicated. (a)

Class N
Shares

Period Ended
April 30, 2010*

Net asset value, beginning of period	$ 10.00

Income (loss) from investment operations:
Net investment income (loss) (b)	(0.01)
Net realized and unrealized gain
on investments	0.45
Total income from
investment operations	0.44

Net asset value, end of period	$ 10.44

Total return (c)(f)	4.40%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 12,444
Ratio of expenses to
average net assets (d)(e)	1.15%
Ratio of expenses to average net assets
before waivers and reimbursements (d)(e)	4.05%
Ratio of net investment income (loss) to
average net assets (b)(e)	(0.26)%
Portfolio turnover rate (f)	0%

*Fund commenced operations on December 30, 2009.
(a) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.
(d) Does not include the expenses of the investment companies in which the Fund invests.
(e) Annualized for periods less than one year.
(f) Not annualized.

Refer to the Notes to Financial Statements at the back of this report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Notes to Financial Statements

April 30, 2010

1.

Organization

AdvisorOne Funds (the “Trust” or the “Funds”) was organized as a Delaware Business Trust in December 1996 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. Amerigo Fund, Clermont Fund, Select Allocation Fund, Descartes Fund, Liahona Fund, Enhanced Income Fund, Flexible Income Fund, Select Appreciation Fund, Reservoir Fund,  and Shelter Fund (collectively the “Funds” and each individually a “Fund”) are each a series of the Trust.  The Funds operate as diversified investment companies.

  Fund

Primary Objective

Amerigo Fund	Long-term growth of capital without regard to current income
Clermont Fund	Combination of current income and growth of capital
Select Allocation Fund	Total return, consisting of capital growth and income
Descartes Fund	Long-term growth of capital without regard to current income
Liahona Fund	Growth of capital and current income
Enhanced Income Fund	Total return, consisting of capital growth and income
Flexible Income Fund	Total return, consisting of capital growth and income, consistent with preservation of capital
Select Appreciation Fund Reservoir Fund Shelter Fund	Long-term growth Current income Limiting the impact of large equity market declines

The Funds offer the following classes of shares:

  Class

Funds Offering Class

Class C	Amerigo Fund
Class N	Amerigo Fund, Clermont Fund, Select Allocation Fund, Descartes Fund, Liahona Fund, Enhanced Income Fund, Flexible Income Fund, Select Appreciation Fund, Reservoir Fund, and Shelter Fund
Investor Class	Reservoir Fund

Class C Shares are offered subject to a 1.00% contingent deferred sales charge applied to redemptions occurring within eighteen months of purchase. Class N and Investor Class Shares are offered at net asset value.

2.

Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2010

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.   Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Funds’ Board on a quarterly basis, in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2010 for the Funds’ assets and liabilities measured at fair value:

Amerigo

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 3,850,000	$ -	$ -	$ 3,850,000
Equity Funds	549,055,020	-	-	549,055,020
Money Market Funds	5,275,680	-	-	5,275,680
Total	$ 558,180,700	$ -	$ -	$ 558,180,700

Clermont

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 1,961,750	$ -	$ -	$ 1,961,750
Bond Funds	91,389,959	-	-	91,389,959
Equity Funds	99,187,937	-	-	99,187,937
Corporate Bonds	-	16,176,993	-	16,176,993
U.S. Government & Agency Obligations	-	1,804,078	-	1,804,078
Money Market Funds	4,260,328	-	-	4,260,328
Total	$ 196,799,974	$ 17,981,071	$ -	$ 214,781,045

Select Allocation

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 1,655,500	$ -	$ -	$ 1,655,500
Bond Funds	27,950,430	-	-	27,950,430
Equity Funds	138,210,102	-	-	138,210,102
Corporate Bonds	-	18,552,493	-	18,552,493
U.S. Government & Agency Obligations	-	600,829	-	600,829
Money Market Funds	1,090,867	-	-	1,090,867
Total	$ 168,906,899	$ 19,153,322	$ -	$ 188,060,221

Descartes

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 3,346,875	$ -	$ -	$ 3,346,875
Bond Funds	10,302,520	-	-	10,302,520
Exchange Traded Funds	140,566,879	-	-	140,566,879
Short-Term Investments	3,057,531	-	-	3,057,531
Total	$ 157,273,805	$ -	$ -	$ 157,273,805

Liahona

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 385,000	$ -	$ -	$ 385,000
Bond Funds	43,344,703	-	-	43,344,703
Equity Funds	118,124,726	-	-	118,124,726
Money Market Funds	6,024,823	-	-	6,024,823
Total	$ 167,879,252	$ -	$ -	$ 167,879,252

Enhanced Income

Assets	Level 1	Level 2	Level 3	Total
Bond Funds	$ 9,941,470	$ -	$ -	$ 9,941,470
Exchange Traded Funds	42,288,164	-	-	42,288,164
Short-Term Investments	1,012,569	-	-	1,012,569
Total	$ 53,242,203	$ -	$ -	$ 53,242,203
Liabilites	Level 1	Level 2	Level 3	Total
Written Options	$ 42,355	$ -	$ -	$ 42,355
Total	$ 42,355	$ -	$ -	$ 42,355

Flexible Income

Assets	Level 1	Level 2	Level 3	Total
Bond Funds	$ 30,830,959	$ -	$ -	$ 30,830,959
Corporate Bonds	-	1,796,271	-	1,796,271
U.S. Government & Agency Obligations	-	26,106,140	-	26,106,140
Money Market Funds	2,757,797	-	-	2,757,797
Short Term U.S. Government & Agency	-	4,996,217	-	4,996,217
Total	$ 33,588,756	$ 32,898,628	$ -	$ 66,487,384

Select Appreciation

Assets	Level 1	Level 2	Level 3	Total
Equity Funds	$ 66,024,290	$ -	$ -	$ 66,024,290
Money Market Funds	320,384	-	-	320,384
Total	$ 66,344,674	$ -	$ -	$ 66,344,674

Reservoir

Assets	Level 1	Level 2	Level 3	Total
Money Market Funds	$ 2,101,631	$ -	$ -	$ 2,101,631
Short Term U.S. Government & Agency	-	1,996,161	-	1,996,161
Total	$ 2,101,631	$ 1,996,161	$ -	$ 4,097,792

Shelter

Assets	Level 1	Level 2	Level 3	Total
Bond Funds	$ 375,930	$ -	$ -	$ 375,930
Equity Funds	10,583,185	-	-	10,583,185
U.S. Government & Agency Obligations	-	546,068	-	546,068
Money Market Funds	909,895	-	-	909,895
Short Term U.S. Government & Agency	-	449,208	-	449,208
Total	$ 11,869,010	$ 995,276	$ -	$ 12,864,286

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2010

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Options Transactions

The Funds are subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

The Funds may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When a Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the fund, the benefits realized by the fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.   With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.   For the year ended April 30, 2010, the Enhanced Income Fund had unrealized appreciation and realized loss on option contracts subject to equity price risk amounted to $8,286 and $85,432, respectively.  Such figures can be found on the Statements of Assets and Liabilities and the Statements of Operations in this shareholder report.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2010

The number of option contracts written and the premiums received by Enhanced Income Fund during the period ended April 30, 2010, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	-	-
Options written	11,801	$ 237,620
Options exercised	(170)	(5,105)
Options expired	(4,329)	(76,787)
Options closed	(3,311)	(105,087)
Options outstanding, end of period	3,991	$ 50,641

Income Taxes

It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Funds’ 2010 tax returns. The Funds identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income

Corporate actions (including cash dividends) are recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

Expenses

Expenses of the Trust that are directly identifiable to a specific Fund, are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.  Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Distributions to Shareholders

Income will normally be declared and distributed annually for each of the Funds.  The Funds declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.  These differences are primarily due to the treatment of wash sale losses, grantor trust and partnership income.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2010

Indemnification

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

Fees and Compensation Paid to Affiliates and Other Parties

Advisory Fees

Each Fund has entered into an Investment Advisory Agreement with CLS Investments, LLC (the “Adviser”, formerly Clarke Lanzen Skalla Investment Firm, LLC), a subsidiary of NorthStar Financial Services Group, LLC.  As compensation for the services rendered, facilities furnished, and expenses borne by the Adviser, the Funds will pay the Adviser a fee accrued daily and paid monthly, at the annualized rate of 1.00% of net assets for all funds with the exception of Reservoir, Enhanced Income and Flexible Income. The rates these funds will pay are as follows: Reservoir, 0.50%; Enhanced Income, 0.90%; and Flexible Income, 0.65%.

The Adviser has agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit total fund operating expenses for each Fund, net of waivers and custodial credits.  The annualized rates are as follows:

Expense Limitation
Class C (Amerigo Only)	2.15%
Class N (Amerigo, Clermont, Select Allocation, Descartes, Liahona, Select Appreciation and Shelter	1.15%
Class N (Enhanced)	1.05%
Class N (Flexible Income)	0.80%
Class N (Reservoir)	0.60%
Investor Class (Reservoir)	0.80%

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2010

The waivers and reimbursements, if any, of the Adviser’s fees for the year ended April 30, 2010 were as follows:

Fund	Waiver/Reimbursement
Amerigo Clermont Fund	$23,324 128,022
Select Allocation Fund	195,804
Descartes Fund	148,783
Liahona Fund	107,844
Enhanced Income Fund	101,850
Flexible Income Fund	97,013
Select Appreciation Fund	108,252
Reservoir Fund Shelter Fund	104,336 58,895

Fees waived or expenses reimbursed may be recouped by the Adviser from a Fund for a period up to three years from the date the fee or expense was waived or reimbursed.  However, no recoupment payment will be made by a Fund if it would result in the Fund exceeding the contractual expense limitation described above.  During the year ended April 30, 2010, the Adviser recaptured no fees for prior period expense waivers/reimbursements from the Funds.  The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Adviser through April 30 of the years indicated.

Fund	2011	2012	2013	Total
Amerigo	$ ―	$ ―	$ 23,324	$ 23,324
Clermont	113,146	151,770	128,022	392,938
Select Allocation	118,709	190,957	195,804	505,470
Descartes	101,383	142,070	148,783	392,236
Liahona Enhanced Income Flexible Income Select Appreciation Reservoir Shelter	98,713 - - - - -	112,449 - - - - -	107,844 101,850 97,013 108,252 104,336 58,895	319,006 101,850 97,013 108,252 104,336 58,895

Administration, Fund Accounting, Transfer Agent, Custody Administration Fees

The Funds have entered into separate servicing agreements with Gemini Fund Services, LLC (“GFS”), an affiliate of the Adviser, whereby GFS will provide administrative, fund accounting and transfer agency services to the Funds.  The Administration Services Agreement provides that GFS may retain Sub-Administrators for the purpose of providing such services to one or more Funds of the Trust.  For providing administration services to the Fund, GFS receives from each Fund a monthly fee at an annual rate of 0.10% of the first $100 million of the Fund’s average daily net assets, and at reduced rates thereafter, subject to certain minimum requirements. For providing fund accounting services, GFS receives from each Fund a monthly fee of $2,250 for the initial class and $500 for each class thereafter, plus a basis point fee calculated on the Fund’s average daily net assets exceeding $25 million.  For providing transfer agent services, GFS receives from each Fund a monthly fee based on the greater of a $18,000 minimum [excluding the Reservoir and Shelter Funds] or an annual per account fee of $16.00 for open accounts and $2.00 for closed accounts, plus certain transaction fees, which are allocated by shareholder accounts.  In addition to the service fees mentioned above, GFS is also reimbursed for any out-of-pocket expenses.  The total expenses incurred by each Fund for such services provided by GFS are disclosed in the Statement of Operations.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2010

GFS also provides custody administration services to the Funds pursuant to a custody agreement.  For providing such services, GFS receives from each Fund a monthly fee calculated at an annual rate of .0075% for the first $100 million of the Trust’s average daily portfolio market value, and at reduced rates thereafter.  The Custody fees listed in the Statement of Operations include the fees paid to First National Bank of Omaha, the Fund’s custodian bank, and GFS as custody administrator.  GFS’ share of such fees for the year ended April 30, 2010 was $37,983.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, Gemcom charges a per-page conversion fee and a flat filing fee.  For the year ended April 30, 2010, Gemcom received $78,384 for providing such services. Such fees would be included in the line item marked “Printing and postage expenses” on the Statement of Operations in this shareholder report.

Chief Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Funds an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended April 30, 2010, the Funds incurred expenses of $63,190 for compliance services pursuant to the Trust’s Agreement with NLCS. The total expenses incurred by each Fund for CCO services are disclosed in the Statement of Operations.

Distributor

The distributor of the Funds is Northern Lights Distributors, LLC. (the “Distributor”), an affiliate of the Adviser. The Trust has adopted Distribution Plans and Agreements pursuant to Rule 12b-1 under the 1940 Act.  The Plans and Agreements provide for the payment of a distribution fee to the Distributor at an annualized rate of 0.75% of the average daily net assets attributable to Class C shares.  The Plans and Agreements for Class C shares also provide for the payment of a shareholder service fee at an annualized rate of 0.25% of the average daily net assets attributable to the Class C shares.  Class N shares do not pay any 12b-1 distribution or shareholder service fees.

Trustees Fees

The Funds pay no compensation to their Trustees who are employees of the Adviser or its affiliates.  The Board has approved the following Trustee compensation schedule: Each Trustee will receive $3,000 for each regular board meeting attended in-person; a minimum of $1,000 for each special board meeting attended in-person, or $200 per Fund participating in the special meeting, whichever is greater; $500 for in-person committee meetings and $250 for telephonic committee meetings, unless the committee meeting is on the same day as a board meeting, in which case it will not be compensated. The Trust also reimburses each such Trustee for travel and other expenses incurred in attending meetings of the Board.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2010

A Trustee and certain officers of the Trust are officers of GFS and/or NLCS and/or the Adviser and/or the Distributor.

4.

Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at April 30, 2010, were as follows:

5.

Investment Transactions

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the period ended April 30, 2010, were as follows:

	Purchases	Sales
Amerigo Fund	$166,855,472	$325,051,703
Clermont Fund	96,961,331	44,961,630
Select Allocation Fund	85,172,027	58,591,617
Descartes Fund	43,475,969	33,402,067
Liahona Fund	111,342,644	5,259,202
Enhanced Income Fund	51,366,219	630,449
Flexible Income Fund	59,571,428	833,733
Select Appreciation Fund	67,815,616	5,806,022
Reservoir Fund	-	-
Shelter Fund	11,181,313	10,443

6.

Shareholders’ Transactions

At April 30, 2010, the Funds had an unlimited number of shares authorized.

Following is a summary of shareholder transactions for each Fund:

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2010

	Year Ended		Year Ended
	April 30, 2010		April 30, 2009
Amerigo Fund	Shares	Dollars	Shares	Dollars
Class C Shares:
Shares Sold	19,054	$ 202,799	32,683	$ 334,503
Shares issued to shareholders
in reinvestment	490	5,477	17,477	137,888
Shares redeemed	(62,866)	(654,492)	(65,805)	(596,207)
Net decrease	(43,322)	$ (446,216)	(15,645)	$ (123,816)

Amerigo Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	8,757,207	$ 95,057,853	15,692,992	$ 169,764,699
Shares issued to shareholders
in reinvestment	585,657	6,817,044	3,221,941	26,484,390
Shares redeemed	(23,441,221)	(260,913,876)	(14,930,607)	(144,146,836)
Net increase / (decrease)	(14,098,357)	$ (159,038,979)	3,984,326	$ 52,102,253

Clermont Fund	Shares	Dollars	Shares	Dollars
Class C Shares:
Shares Sold	12,071,829	$ 105,468,307	8,752,842	$ 71,454,034
Shares issued to shareholders
in reinvestment	471,714	4,193,541	495,864	3,604,931
Shares redeemed	(6,289,390)	(55,133,290)	(8,385,597)	(69,915,130)
Net increase	6,254,153	$ 54,528,558	863,109	$ 5,143,835

Select Allocation	Shares	Dollars	Shares	Dollars
Class C Shares:
Shares Sold	7,267,631	$ 60,818,004	7,079,804	$ 54,019,169
Shares issued to shareholders
in reinvestment	335,154	2,855,508	732,285	4,591,429
Shares redeemed	(4,683,580)	(37,867,328)	(4,088,585)	(30,438,094)
Net increase	2,919,205	$ 25,806,184	3,723,504	$ 28,172,504

Descartes Fund	Shares	Dollars	Shares	Dollars
Class C Shares:
Shares Sold	4,530,389	$ 40,323,030	4,011,279	$ 32,938,920
Shares issued to shareholders
in reinvestment	125,138	1,136,256	176,906	1,151,661
Shares redeemed	(3,577,776)	(29,848,426)	(3,669,387)	(26,505,209)
Net increase	1,077,752	$ 11,610,860	518,798	$ 7,585,372

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2010

	Year Ended		Year Ended
	April 30, 2010		April 30, 2009
Liahona Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	13,923,369	$ 121,515,288	3,187,597	$ 25,089,710
Shares issued to shareholders
in reinvestment	110,937	976,247	117,540	832,183
Shares redeemed	(1,504,658)	(12,848,810)	(2,172,941)	(16,456,323)
Net increase	12,529,648	$ 109,642,725	1,132,196	$ 9,465,570

Enhanced Income Fund (b)	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	5,174,291	$ 53,335,198	-	$ -
Shares issued to shareholders
in reinvestment	12,351	129,596	-	-
Shares redeemed	(167,814)	(1,756,075)	-	-
Net increase	5,018,828	$ 51,708,719	-	$ -

Flexible Income Fund (b)	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	6,869,480	$ 68,859,162	-	$ -
Shares issued to shareholders
in reinvestment	37,254	374,778	-	-
Shares redeemed	(246,292)	(2,472,869)	-	-
Net increase	6,660,442	$ 66,761,071	-	$ -

Select Appreciation Fund (b)	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	6,110,771	$ 64,663,137	-	$ -
Shares issued to shareholders
in reinvestment	7,019	75,309	-	-
Shares redeemed	(206,721)	(2,239,203)	-	-
Net increase	5,911,069	$ 62,499,243	-	$ -

Reservoir Fund (a)	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	492,845	$ 4,914,231	-	$ -
Shares issued to shareholders
in reinvestment	-	-	-	-
Shares redeemed	(114,513)	(1,140,895)	-	-
Net increase	378,332	$ 3,773,336	-	$ -

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2010

	Year Ended		Year Ended
	April 30, 2010		April 30, 2009
Reservoir Fund (a)	Shares	Dollars	Shares	Dollars
Investor Class Shares:
Shares Sold	38,978	$ 387,477	-	$ -
Shares issued to shareholders
in reinvestment	-	-	-	-
Shares redeemed	(439)	(4,364)	-	-
Net increase	38,539	$ 383,113	-	$ -

Shelter Fund (c)	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	1,215,628	$ 12,262,192	-	$ -
Shares issued to shareholders
in reinvestment	-	-	-	-
Shares redeemed	(23,674)	(246,910)	-	-
Net increase	1,191,954	$ 12,015,282	-	$ -

(a)

Fund commenced operations May 29, 2009.

(b)

Fund commenced operations October 5, 2009.

(c)

Fund commenced operations December 30, 2009.

7.   Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the fiscal years ended April 30,2010 and April 30, 2009 were as follows:

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2010

As of April 30, 2010, the components of distributable earnings/ (deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales,  partnership gains and straddles.  The difference between book basis and tax basis undistributed ordinary income is primarily attributable to short term capital gains, grantor trusts and partnership adjustments.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The following Fund incurred and elected to defer such capital losses as follows:

At April 30, 2010, the following Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains.  The capital loss carry forwards will expire on the dates indicated below:

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2010

Permanent book and tax differences primarily attributable to grantor trusts and partnership adjustments resulted in reclassification for the following Funds for the period ended April 30, 2010 was follows:

8.   Underlying Investment in other Investment Companies

The Reservoir Fund currently seeks to achieve its investment objective by investing a portion of its assets in Goldman Sachs Financial Square Funds – Prime Obligations Fund (the “Portfolio”), a registered open-end fund incorporated in the USA. The Fund may redeem its investment from the Portfolio at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Portfolio.  The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.  As of April 30, 2010, the percentage of the Fund’s net assets invested in the Portfolio was 50.65%.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2010

9. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

10.   Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   In addition, the Funds are required to disclose the date through which subsequent events have been evaluated.   Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AdvisorOne Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Amerigo Fund, Clermont Fund, Select Allocation Fund (formerly Berolina Fund), Descartes Fund, Liahona Fund, Enhanced Income Fund, Flexible Income Fund, Select Appreciation Fund, Reservoir Fund, and Shelter Fund (each a series of AdvisorOne Funds), as of April 30, 2010, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Amerigo Fund, Clermont Fund, Select Allocation Fund (formerly Berolina Fund), Descartes Fund, Liahona Fund, Enhanced Income Fund, Flexible Income Fund, Select Appreciation Fund, Reservoir Fund, and Shelter Fund, as of April 30, 2010 and the results of their operations, the changes in their net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 29, 2010

AdvisorOne Funds Annual Report

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund you may incur two types of costs: (1) transaction costs, including contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses:  The first section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the applicable number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions.  Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Ratio (Annualized)	Expenses Paid During the Period
	11/1/2009	4/30/2010
Amerigo Fund
Actual:
Class C	$ 1,000.00	$ 1,161.90	2.15%	$ 11.52	*
Class N	1,000.00	1,168.30	1.15%	6.18	*
Hypothetical (5% return before expenses):
Class C	1,000.00	1,014.13	2.15%	10.74	*
Class N	1,000.00	1,019.09	1.15%	5.76	*
Clermont Fund
Actual	1,000.00	1,099.10	1.15%	5.99	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*

*Expenses are equal to the Fund’s respective annual expense ratios for the most recent six month period, multiplied by the average account value over the period, multiplied by 181/365.

	Beginning Account Value	Ending Account Value	Expense Ratio (Annualized)	Expenses Paid During the Period
	11/1/2009	4/30/2010
Select Allocation Fund
Actual	1,000.00	1,124.70	1.15%	6.06	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*
Descartes Fund
Actual	1,000.00	1,137.20	1.15%	6.09	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*
Liahona Fund
Actual	1,000.00	1,103.60	1.15%	6.00	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*
Enhanced Income Fund
Actual	1,000.00	1,068.60	1.05%	5.39	*
Hypothetical (5% return before expenses):	1,000.00	1,019.59	1.05%	5.26	*
Flexible Income Fund
Actual	1,000.00	1,025.60	0.80%	4.02	*
Hypothetical (5% return before expenses):	1,000.00	1,020.83	0.80%	4.01	*
Select Appreciation Fund
Actual	1,000.00	1,137.10	1.15%	6.09	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*
Reservoir Fund
Actual:
Class N	1,000.00	997.00	0.60%	2.97	*
Investor Class	1,000.00	996.00	0.80%	3.96	*
Hypothetical (5% return before expenses):
Class N	1,000.00	1,021.84	0.60%	3.01	*
Investor Class	1,000.00	1,020.83	0.80%	4.01	*
	Beginning Account Value	Ending Account Value	Expense Ratio (Annualized)	Expenses Paid During the Period
	12/30/2009	4/30/2010
Shelter Fund
Actual	1,000.00	1,044.00	1.15%	3.86	**
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*

*Expenses are equal to the Fund’s respective annual expense ratios for the most recent six month period, multiplied by the average account value over the period, multiplied by 181/365.

**Expenses are equal to the Fund’s respective annual expense ratios for the most recent six month period, multiplied by the average account value over the period, multiplied by 120/365.

AdvisorOne Funds Annual Report

Supplemental Information

April 30, 2010

Financial Statements of Underlying Fund

As discussed in Note 8 to the financial statements of the AdvisorOne Reservoir Fund, the following pages will include the financial statements of the aforementioned underlying fund, the Goldman Sachs Financial Square Funds – Prime Obligations Fund (the “Portfolio”).   The pages have been extracted from the latest audited annual report published for the Portfolio, dated August 31, 2009.   The full report of the Goldman Sachs Funds, along with the report of the independent registered public accounting firm is included in the Goldman Sachs Funds’ N-CSR filing dated October 17, 2009, available at ‘www.sec.gov’.  Only data presented for the Goldman Sachs Financial Square Funds – Prime Obligations Fund is pertinent to the overall review of the financial statements of the AdvisorOne Reservoir Fund.   Following the pages extracted from the August 31, 2009 report, the reader will find an unaudited portfolio of holdings for the Goldman Sachs Financial Square Funds – Prime Obligations Fund as of April 30, 2010.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments

August 31, 2009

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Commercial Paper and Corporate Obligations – 24.4%			
Amstel Funding Corp.			
$ 125,000,000	0.900%	09/01/09	$ 125,000,000
Amsterdam Funding Corp.			
106,983,000	0.400	10/01/09	106,947,339
125,000,000	0.350	10/05/09	124,958,681
150,000,000	0.350	10/08/09	149,946,042
90,000,000	0.370	10/09/09	89,964,850
71,353,000	0.350	10/14/09	71,323,170
68,681,000	0.350	10/16/09	68,650,952
Aspen Funding Corp.			
50,000,000	0.260	09/10/09	49,996,750
50,000,000	0.400	10/01/09	49,983,333
50,055,000	0.400	10/05/09	50,036,090
50,057,000	0.400	10/06/09	50,037,533
150,000,000	0.340	10/28/09	149,919,250
Atlantic Asset Securitization Corp.			
100,000,000	0.250	09/03/09	99,998,611
100,000,000	0.320	09/08/09	99,993,778
Atlantis One Funding Corp.			
150,000,000	0.400	09/18/09	149,971,667
195,000,000	0.300	11/10/09	194,886,250
Cafco LLC			
60,000,000	0.400	09/02/09	59,999,333
90,000,000	0.400	09/03/09	89,998,000
75,000,000	0.350	11/13/09	74,946,771
Charta LLC			
100,000,000	0.280	09/11/09	99,992,222
175,000,000	0.350	11/16/09	174,870,694
90,000,000	0.350	11/17/09	89,932,625
Ciesco LLC			
80,000,000	0.400	09/02/09	79,999,111
90,000,000	0.400	09/03/09	89,998,000
CRC Funding LLC			
110,000,000	0.400	09/02/09	109,998,778
110,000,000	0.400	09/03/09	109,997,555
75,000,000	0.350	11/13/09	74,946,771
Enterprise Funding Co. LLC			
116,630,000	0.340	10/05/09	116,592,549
100,096,000	0.340	10/09/09	100,060,077
58,178,000	0.340	10/16/09	58,153,274
Falcon Asset Securitization Corp.			
150,000,000	0.250	09/24/09	149,976,042
Gemini Securitization Corp.			
100,000,000	0.240	09/10/09	99,994,000
140,000,000	0.250	09/11/09	139,990,278
95,000,000	0.300	11/10/09	94,944,583
General Electric Capital Corp.			
400,000,000	0.250	09/02/09	399,997,222
395,000,000	0.270	11/30/09	394,733,375
Govco LLC			
110,000,000	0.400	09/03/09	109,997,556
130,000,000	0.350	11/09/09	129,912,792
75,000,000	0.350	11/12/09	74,947,500
LMA Americas LLC			
30,000,000	0.410	09/15/09	29,995,217
100,000,000	0.280	10/14/09	99,966,555
21,000,000	0.370	10/14/09	20,990,719
Commercial Paper and Corporate Obligations – (continued)			
LMA Americas LLC – (continued)			
$ 120,000,000	0.270%	10/22/09	$ 119,954,100
150,000,000	0.360	10/22/09	149,923,500
90,000,000	0.320	10/29/09	89,953,600
77,300,000	0.300	11/27/09	77,243,957
Newport Funding Corp.			
100,000,000	0.280	09/16/09	99,988,333
50,057,000	0.400	10/06/09	50,037,533
100,000,000	0.400	10/08/09	99,958,889
Ranger Funding Co. LLC			
164,511,000	0.330	10/19/09	164,438,615
150,144,000	0.330	10/22/09	150,073,808
Regency Markets No.1 LLC			
157,648,000	0.260	09/10/09	157,637,753
77,286,000	0.370	10/15/09	77,251,050
Sheffield Receivables Corp.			
85,000,000	0.270	10/07/09	84,977,050
85,000,000	0.270	10/13/09	84,973,225
Straight-A Funding LLC			
158,000,000	0.370	09/01/09	158,000,000
146,000,000	0.370	09/02/09	145,998,499
125,262,000	0.370	09/10/09	125,250,413
125,790,000	0.360	10/07/09	125,744,716
40,028,000	0.250	11/17/09	40,006,596
100,000,000	0.260	11/23/09	99,940,056
Tasman Funding, Inc.			
150,210,000	0.950	09/03/09	150,202,072
25,201,000	1.200	09/04/09	25,198,480
50,080,000	0.650	09/21/09	50,061,916
Thames Asset Global Securitization, Inc.			
69,850,000	0.350	09/14/09	69,841,172
195,000,000	0.350	09/24/09	194,956,396
68,436,000	0.360	10/13/09	68,407,257
60,584,000	0.360	10/19/09	60,554,920
100,138,000	0.350	10/26/09	100,084,454
Ticonderoga Funding LLC			
168,000,000	0.360	10/05/09	167,942,880
180,000,000	0.350	10/23/09	179,909,000
75,000,000	0.310	11/06/09	74,957,375
Tulip Funding Corp.			
80,049,000	0.360	10/13/09	80,015,379
Variable Funding Capital Corp.			
400,000,000	1.000	10/06/09	399,611,111
150,000,000	1.000	10/13/09	149,825,000
Windmill Funding Corp.			
60,000,000	0.380	10/05/09	59,978,467
43,000,000	0.350	10/07/09	42,984,950
100,000,000	0.360	10/07/09	99,964,000
100,000,000	0.350	10/08/09	99,964,028
81,825,000	0.370	10/09/09	81,793,043
50,000,000	0.360	10/13/09	49,979,000

The accompanying notes are an integral part of these financial statements. 15

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2009

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Commercial Paper and Corporate Obligations – (continued)			
Windmill Funding Corp. – (continued)			
$ 60,000,000	0.350%	10/16/09	$ 59,973,750
100,000,000	0.350	10/19/09	99,953,333
TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS			$ 9,174,055,571

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
U.S. Government Guarantee Variable Rate Obligation*[a] – 0.4%			
Bank of America N.A.			
$ 168,000,000	0.546%	10/29/09	$ 168,000,000

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Master Demand Note – 2.0%			
Bank of America Securities LLC			
$ 750,000,000	0.450%	09/08/09	$ 750,000,000

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
U.S. Government Agency Obligations – 32.9%			
Federal Home Loan Bank			
$ 800,000,000	0.390%[a]	09/01/09	$ 800,000,000
440,000,000	0.528[a]	09/01/09	439,900,778
200,000,000	0.860[a]	09/01/09	200,000,000
200,000,000	0.496[a]	09/06/09	200,000,000
160,000,000	0.449[a]	09/08/09	159,986,137
530,000,000	0.650[a]	09/10/09	530,000,000
450,000,000	2.720	09/18/09	450,000,000
332,000,000	0.181[a]	09/28/09	331,950,994
148,000,000	0.258[a]	10/09/09	147,991,079
385,000,000	0.230[a]	10/13/09	384,988,186
560,000,000	0.302[a]	10/26/09	559,577,641
70,000,000	0.311[a]	11/01/09	69,966,083
100,000,000	0.281[a]	11/19/09	99,987,825
30,000,000	0.900	01/19/10	29,895,000
300,000,000	0.950	04/05/10	299,870,047
300,000,000	0.650	05/14/10	299,981,085
217,200,000	0.600	06/21/10	217,034,708
160,000,000	0.560	08/27/10	159,924,211
Federal Home Loan Mortgage Corp.			
360,000,000	0.630[a]	09/03/09	359,887,012
635,000,000	0.410[a]	10/12/09	635,000,000
41,000,000	0.343[a]	11/01/09	41,000,752
150,000,000	0.440	01/29/10	149,725,000
100,000,000	0.350	02/01/10	99,851,250
320,000,000	1.000	02/01/10	318,640,000
350,000,000	1.000	02/04/10	348,483,333
192,500,000	0.420	02/08/10	192,140,667
277,000,000	3.125	02/12/10	280,396,142
750,000,000	0.660	05/04/10	746,631,250
Federal National Mortgage Association			
600,000,000	0.380[a]	09/01/09	599,999,672
400,000,000	0.440[a]	09/01/09	399,895,416
480,000,000	0.400[a]	10/13/09	479,875,281
400,000,000	0.250	11/16/09	399,788,889
560,000,000	0.260	01/08/10	559,478,267

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
U.S. Government Agency Obligations – (continued)			
Federal National Mortgage Association – (continued)			
$ 390,000,000	0.320%	01/14/10	$ 389,532,000
350,000,000	0.600	01/15/10	349,206,667
192,500,000	0.420	02/08/10	192,140,667
414,500,000	0.540	07/12/10	412,547,705
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			$12,335,273,744

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Variable Rate Obligations[a] – 3.1%			
Bank of America N.A.			
$ 345,000,000	0.808%	10/02/09	$ 345,000,000
General Electric Capital Corp.			
215,000,000	0.318	09/24/09	215,000,000
Wachovia Bank N.A.			
100,000,000	0.909	10/15/09	100,174,734
Wells Fargo & Co.			
95,000,000	0.729	09/15/09	95,012,131
230,000,000	0.782	09/23/09	230,009,369
Wells Fargo Bank N.A.			
166,456,000	0.733	11/02/09	166,574,393
TOTAL VARIABLE RATE OBLIGATIONS			$ 1,151,770,627

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
U.S. Treasury Obligations – 3.2%			
United States Treasury Bills			
$ 150,000,000	0.180%	10/15/09	$ 149,967,000
500,000,000	0.185	10/22/09	499,868,959
374,000,000	0.540	06/10/10	372,417,980
123,000,000	0.410	06/17/10	122,595,159
47,000,000	0.442	06/17/10	46,833,042
TOTAL U.S. TREASURY OBLIGATIONS			$ 1,191,682,140
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS			$24,770,782,082

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Repurchase Agreements-Unaffiliated Issuers[b] – 31.7%			
Bank of America Securities LLC			
$ 150,000,000	0.220%	09/01/09	$ 150,000,000

Maturity Value: $150,000,917

Collateralized by Federal Home Loan Mortgage Corp., 5.500%, due 06/01/38 and Federal National Mortgage Association, 4.000% to 5.500%, due 04/01/38 to 08/01/39. The aggregate market value of the collateral, including accrued interest, was $153,000,001.

16

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Repurchase Agreements-Unaffiliated Issuers[b] – (continued)			
Bank of America Securities LLC			
$ 245,000,000	0.180%	10/06/09	$ 245,000,000
Maturity Value: $245,056,350 Settlement Date: 08/21/09 Collateralized by Federal Home Loan Mortgage Corp., 5.000% to 6.500%, due 11/01/36 to 09/01/39 and Federal National Mortgage Association, 4.500% to 6.500%, due 04/01/18 to 08/01/39. The aggregate market value of the collateral, including accrued interest, was $249,899,996.			
Barclays Capital, Inc.			
150,000,000	0.200	09/01/09	150,000,000
Maturity Value: $150,000,833 Collateralized by Federal Home Loan Mortgage Corp., 4.500% to 5.500%, due 04/01/20 to 08/01/38, and Federal National Mortgage Association, 4.500% to 6.500%, due 06/01/24 to 10/01/47. The aggregate market value of the collateral, including accrued interest, was $152,999,986.			
260,000,000	0.190	10/05/09	260,000,000
Maturity Value: $260,063,122 Settlement Date: 08/20/09 Collateralized by Federal Home Loan Mortgage Corp., 4.500% to 7.000%, due 01/01/24 to 08/01/39 and Federal National Mortgage Association, 4.000% to 7.000%, due 06/01/14 to 03/01/48. The aggregate market value of the collateral, including accrued interest, was $265,199,956.			
295,000,000	0.180	10/07/09	295,000,000
Maturity Value: $295,063,425 Settlement Date: 08/25/09 Collateralized by Federal Home Loan Mortgage Corp., 4.000% to 6.000%, due 01/01/18 to 05/01/39 and Federal National Mortgage Association, 4.000% to 7.500%, due 02/01/18 to 11/01/48. The aggregate market value of the collateral, including accrued interest, was $300,900,000.			
Deutsche Bank Securities, Inc.			
250,000,000	0.220	09/01/09	250,000,000
Maturity Value: $250,001,528			
190,000,000	0.190	10/05/09	190,000,000
Maturity Value: $190,046,128 Settlement Date: 08/20/09 Collateralized by Federal Home Loan Mortgage Corp., 5.000% to 7.000%, due 12/01/35 to 04/01/39, and Federal National Mortgage Association, 5.000% to 7.000%, due 01/01/34 to 06/01/39 and Government National Mortgage Association, 7.000%, due 09/15/37 to 01/15/39. The aggregate market value of the collateral, including accrued interest, was $453,199,952.			
Joint Repurchase Agreement Account I			
28,100,000	0.209	09/01/09	28,100,000
Maturity Value: $28,100,163			
Joint Repurchase Agreement Account II			
10,321,800,000	0.217	09/01/09	10,321,800,000
Maturity Value: $10,321,862,218			
TOTAL REPURCHASE AGREEMENTS-UNAFFILIATED ISSUERS			$11,889,900,000

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Repurchase Agreements-Affiliated Issuers[b] – 2.3%			
Goldman, Sachs & Co.			
$ 144,100,000	0.200%	09/01/09	$ 144,100,000
Maturity Value: $144,100,801 Collateralized by Government National Mortgage Association, 4.000% to 8.000%, due 11/15/16 to 08/15/39. The aggregate market value of the collateral, including accrued interest, was $148,423,000.			
700,000,000	0.210	09/01/09	700,000,000
Maturity Value: $700,004,083 Collateralized by Government National Mortgage Association, 4.000% to 7.000%, due 03/15/24 to 08/15/39. The aggregate market value of the collateral, including accrued interest, was $720,999,933.			
TOTAL REPURCHASE AGREEMENTS-AFFILIATED ISSUERS			$ 844,100,000
TOTAL INVESTMENTS – 100.0%			$37,504,782,082
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%			5,321,900
NET ASSETS – 100.0%			$37,510,103,982

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

* This debt is guaranteed under the Federal Deposit Insurance Corporation's ("FDIC") Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(a) Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2009.

(b) Unless noted, all repurchase agreements were entered into on August 31, 2009. Additional information on Joint Repurchase Agreement Accounts I & II appears on pages 42 and 43.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

The accompanying notes are an integral part of these financial statements. 17

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities

August 31, 2009

	Federal Fund	Government Fund
Assets:		
Investments in securities, at value based on amortized cost—unaffiliated issuers	$23,175,318,745	$30,154,246,746
Repurchase agreements, at value based on amortized cost—unaffiliated issuers	—	29,885,100,000
Repurchase agreements, at value based on amortized cost—affiliated issuers	—	1,350,000,000
Cash	15,887	95,609
Receivables:		
Interest	9,405,259	10,962,562
Fund shares sold	437,935	212,693
Other assets	244,663	460,636
Total assets	23,185,422,489	61,401,078,246
Liabilities:		
Due to Custodian	—	—
Payables:		
Investment securities purchased	399,514,667	1,652,332,734
Amounts owed to affiliates	3,949,001	9,074,780
Fund shares redeemed	—	47,037
Dividend distribution	585,359	4,359,290
Accrued expenses	489,627	1,601,654
Total liabilities	404,538,654	1,667,415,495
Net Assets:		
Paid-in capital	22,779,559,810	59,727,022,242
Undistributed net investment income	338,186	974,666
Accumulated net realized gain (loss) from investments	985,839	5,665,843
NET ASSETS	$22,780,883,835	$59,733,662,751
Net asset value, offering and redemption price per share	$1.00	$1.00
Net Assets:		
FST Shares	$20,069,800,907	$51,896,719,896
FST Select Shares	256,462,985	2,218,312,203
FST Preferred Shares	511,911,251	873,241,468
FST Capital Shares	157,720,798	1,022,472,387
FST Administration Shares	897,619,851	3,217,352,893
FST Service Shares	887,368,043	505,563,904
Total Net Assets	$22,780,883,835	$59,733,662,751
Shares outstanding $0.001 par value (unlimited shares authorized):		
FST Shares	20,068,634,465	51,890,944,841
FST Select Shares	256,448,079	2,218,065,120
FST Preferred Shares	511,881,497	873,144,296
FST Capital Shares	157,711,630	1,022,359,808
FST Administration Shares	897,567,676	3,216,995,092
FST Service Shares	887,316,463	505,507,621

44

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Money Market Fund	Prime Obligations Fund	Tax-Free Money Market Fund	Treasury Instruments Fund	Treasury Obligations Fund
$16,906,068,913	$24,770,782,082	$10,305,179,512	$21,117,948,980	$10,420,965,752
6,562,600,000	11,889,900,000	—	—	11,274,900,000
500,000,000	844,100,000	—	—	—
—	—	20,834,655	50,104	1,835
13,951,132	15,678,709	18,081,796	2,460,664	433,531
4,663,817	812,997	732,735	6,411	—
499,741	1,161,199	272,288	377,291	—
23,987,783,603	37,522,434,987	10,345,100,986	21,120,843,450	21,696,301,118
296,964	364,026	—	—	—
—	—	252,371,173	451,451,573	187,771,893
3,534,647	5,334,097	1,448,147	3,647,038	3,627,724
9,074,621	2,951,227	394,891	335,939	60,422
1,085,910	2,274,473	438,624	120,238	814,120
695,255	1,407,182	676,601	222,300	983,618
14,687,397	12,331,005	255,329,436	455,777,088	193,257,777
23,971,490,840	37,509,215,777	10,088,850,686	20,663,092,098	21,497,731,468
1,605,366	7,335,312	—	1,235,189	1,654,032
—	(6,447,107)	920,864	739,075	3,657,841
$23,973,096,206	$37,510,103,982	$10,089,771,550	$20,665,066,362	$21,503,043,341
$1.00	$1.00	$1.00	$1.00	$1.00
$21,878,982,541	$30,756,776,484	$ 9,416,369,928	$18,393,880,739	$16,942,168,269
42,777,728	99,249,046	85,670,360	173,590,476	670,027,904
87,673,035	1,226,201,047	45,223,115	321,167,556	304,897,375
76,008,495	568,066,007	162,752,210	65,817,417	330,367,420
1,415,174,806	3,986,524,101	308,304,604	1,476,015,174	2,196,762,239
472,479,601	873,287,297	71,451,333	234,595,000	1,058,820,134
$23,973,096,206	$37,510,103,982	$10,089,771,550	$20,665,066,362	$21,503,043,341
21,877,510,462	30,756,043,090	9,415,463,829	18,392,123,457	16,937,983,076
42,774,848	99,246,680	85,661,141	173,573,892	669,862,393
87,667,133	1,226,171,809	45,218,762	321,136,872	304,822,056
76,003,378	568,052,461	162,736,608	65,811,129	330,285,808
1,415,078,523	3,986,429,028	308,274,907	1,475,874,160	2,196,219,565
472,447,791	873,266,473	71,444,485	234,572,588	1,058,558,570

The accompanying notes are an integral part of these financial statements. 45

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Statements of Operations

	Federal Fund	
	For the Period January 1, 2009 to August 31, 2009*	For the Fiscal Year Ended December 31, 2008
Investment income:		
Interest income—from unaffiliated issuers	$105,228,816	$558,861,672
Interest income—from affiliated issuers	—	—
Total investment income	105,228,816	558,861,672
Expenses:		
Fund-Level Expenses:		
Management fees	40,595,539	44,896,438
U.S. Treasury Temporary Guarantee Program fees	3,263,417	2,299,113
Transfer Agent fees	1,980,260	2,706,640
Custody and accounting fees	882,472	1,066,327
Registration fees	632,768	295,338
Professional fees	77,368	77,961
Printing fees	65,438	89,091
Trustee fees	11,500	15,689
Other	295,167	237,034
Subtotal	47,803,929	51,683,631
Class Specific Expenses:		
FST Service Share fees	3,738,668	5,280,366
FST Administration Share fees	1,981,629	2,407,043
FST Preferred Share fees	370,260	373,164
FST Capital Share fees	126,448	36,504
FST Select Share fees	22,780	16,400
Total expenses	54,043,714	59,797,108
Less—expense reductions	(6,547,726)	(5,887,208)
Net expenses	47,495,988	53,909,900
NET INVESTMENT INCOME	$ 57,732,828	$504,951,772
Net realized gain (loss) from investment transactions	7,179,362	6,424,870
Payment by affiliate relating to certain investment transaction	—	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 64,912,190	$511,376,642

* The Funds changed their fiscal year end from December 31 to August 31.

46

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Government Fund		Money Market Fund		Prime Obligations Fund	
For the Period January 1, 2009 to August 31, 2009*	For the Fiscal Year Ended December 31, 2008	For the Period January 1, 2009 to August 31, 2009*	For the Fiscal Year Ended December 31, 2008	For the Period January 1, 2009 to August 31, 2009*	For the Fiscal Year Ended December 31, 2008
$233,514,926	$623,139,281	$117,402,801	$680,416,970	$165,826,612	$1,436,494,051
3,902,836	9,923,067	1,211,208	7,423,719	1,228,792	9,248,554
237,417,762	633,062,348	118,614,009	687,840,689	167,055,404	1,445,742,605
89,536,494	54,364,217	31,802,714	48,052,598	47,290,828	102,032,819
4,144,432	2,919,795	5,986,814	2,129,821	16,248,159	6,056,125
4,367,599	3,164,269	1,551,344	2,980,700	2,306,857	6,397,960
2,090,054	1,290,118	765,461	1,196,343	1,097,584	2,428,583
1,867,943	210,510	245,876	199,507	436,158	330,331
78,728	74,073	78,420	78,320	85,681	76,891
97,270	92,231	43,137	100,997	48,190	162,012
11,500	15,689	11,500	15,689	11,500	15,689
312,289	293,509	1,018,822	837,106	564,227	712,602
102,506,309	62,424,411	41,504,088	55,591,081	68,089,184	118,213,012
2,156,637	2,452,494	1,682,402	3,479,555	3,646,294	8,706,699
6,387,315	6,257,304	2,030,677	2,103,330	7,133,297	11,845,540
566,343	740,761	62,421	134,094	831,349	1,650,275
1,188,219	1,108,610	60,896	61,267	668,889	1,436,472
366,304	283,177	7,209	26,733	16,525	84,902
113,171,127	73,266,757	45,347,693	61,396,060	80,385,538	141,936,900
(20,453,751)	(12,268,050)	(7,430,167)	(11,112,567)	(11,525,908)	(23,707,395)
92,717,376	60,998,707	37,917,526	50,283,493	68,859,630	118,229,505
$144,700,386	$572,063,641	$ 80,696,483	$637,557,196	$ 98,195,774	$1,327,513,100
26,168,569	32,246,331	3,457,635	(2,642,218)	9,507,514	(114,800,827)
—	—	—	—	—	100,000,000
$170,868,955	$604,309,972	$ 84,154,118	$634,914,978	$107,703,288	$1,312,712,273

The accompanying notes are an integral part of these financial statements. 47

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Statements of Operations

	Tax-Free Money Market Fund	
	For the Period January 1, 2009 to August 31, 2009*	For the Fiscal Year Ended December 31, 2008
Investment income:		
Interest income—from unaffiliated issuers	$42,404,387	$247,532,452
Interest income—from affiliated issuers	—	—
Total investment income	42,404,387	247,532,452
Expenses:		
Fund-Level Expenses:		
Management fees	14,413,638	23,726,135
U.S. Treasury Temporary Guarantee Program fees	3,110,651	1,167,563
Transfer Agent fees	703,091	1,443,428
Custody and accounting fees	426,098	1,450,011
Registration fees	143,033	118,315
Professional fees	85,024	119,110
Printing fees	37,059	72,217
Trustee fees	11,500	15,689
Other	229,509	216,660
Subtotal	19,159,603	28,329,128
Class Specific Expenses:		
FST Administration Share fees	679,080	1,660,709
FST Service Share fees	543,040	1,580,164
FST Capital Share fees	219,538	431,446
FST Preferred Share fees	35,645	159,350
FST Select Share fees	12,642	15,335
Total expenses	20,649,548	32,176,132
Less—expense reductions	(3,323,062)	(7,129,750)
Net expenses	17,326,486	25,046,382
NET INVESTMENT INCOME	$25,077,901	$222,486,070
Net realized gain from investment transactions	1,000,995	555,789
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,078,896	$223,041,859

* The Funds changed their fiscal year end from December 31 to August 31.

48 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Treasury Instruments Fund		Treasury Obligations Fund	
For the Period January 1, 2009 to August 31, 2009*	For the Fiscal Year Ended December 31, 2008	For the Period January 1, 2009 to August 31, 2009*	For the Fiscal Year Ended December 31, 2008
$44,223,592	$303,625,971	$42,492,656	$283,521,060
—	—	—	1,363,246
44,223,592	303,625,971	42,492,656	284,884,306
37,323,153	48,051,508	31,798,050	33,269,308
—	2,642,814	—	1,762,641
1,813,437	2,756,845	1,551,114	2,022,932
905,237	1,143,700	783,358	853,508
883,425	231,397	530,448	92,709
101,058	72,032	111,031	71,916
63,088	83,712	50,174	79,423
11,500	15,689	11,500	15,689
184,714	190,796	339,787	303,123
41,285,612	55,188,493	35,175,462	38,471,249
3,312,531	7,466,801	4,918,339	6,562,892
1,421,641	3,313,127	3,827,824	7,716,984
76,894	161,829	413,441	455,624
208,242	411,800	200,453	245,756
36,309	18,447	47,596	5,110
46,341,229	66,560,497	44,583,115	53,457,615
(7,527,400)	(6,194,992)	(7,638,562)	(4,944,355)
38,813,829	60,365,505	36,944,553	48,513,260
$ 5,409,763	$243,260,466	$ 5,548,103	$236,371,046
10,309,376	70,239,515	22,778,788	7,560,120
$15,719,139	$313,499,981	$28,326,891	$243,931,166

The accompanying notes are an integral part of these financial statements. 49

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets

	Federal Fund		
	For the Period January 1, 2009 to August 31, 2009*	For the Fiscal Year Ended December 31, 2008	For the Fiscal Year Ended December 31, 2007
From operations:			
Net investment income	$ 57,732,828	$ 504,951,772	$ 551,410,750
Net realized gain (loss) from investment transactions	7,179,362	6,424,870	935,224
Net increase in net assets resulting from operations	64,912,190	511,376,642	552,345,974
Distributions to shareholders:			
From net investment income:			
FST Shares	(55,977,760)	(455,548,376)	(481,656,463)
FST Select Shares	(182,634)	(1,260,815)	(62)
FST Preferred Shares	(711,833)	(8,631,884)	(7,967,752)
FST Capital Shares	(77,666)	(480,119)	(273,503)
FST Administration Shares	(782,935)	(19,286,914)	(30,990,154)
FST Service Shares	—	(19,743,664)	(31,124,208)
From net realized gains:			
FST Shares	(5,848,391)	(5,405,109)	—
FST Select Shares	(24,639)	(15,066)	—
FST Preferred Shares	(121,284)	(96,805)	—
FST Capital Shares	(28,704)	(8,435)	—
FST Administration Shares	(266,862)	(273,165)	—
FST Service Shares	(247,486)	(282,447)	—
Total distributions to shareholders	(64,270,194)	(511,032,799)	(552,012,142)
From share transactions (at $1.00 per share):			
Proceeds from sales of shares	71,578,933,218	116,586,733,084	49,213,027,669
Reinvestment of distributions	49,648,242	418,589,268	464,762,629
Cost of shares redeemed	(83,453,479,514)	(99,331,054,440)	(42,983,182,698)
Net increase (decrease) in net assets resulting from share transactions	(11,824,898,054)	17,674,267,912	6,694,607,600
NET INCREASE (DECREASE)	(11,824,256,058)	17,674,611,755	6,694,941,432
Net assets:			
Beginning of period	34,605,139,893	16,930,528,138	10,235,586,706
End of period	$ 22,780,883,835	$ 34,605,139,893	$ 16,930,528,138
Undistributed net investment income	$ 338,186	$ 338,186	$ 338,186

* The Funds changed their fiscal year end from December 31 to August 31.

50 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Government Fund			Money Market Fund		
For the Period January 1, 2009 to August 31, 2009*	For the Fiscal Year Ended December 31, 2008	For the Fiscal Year Ended December 31, 2007	For the Period January 1, 2009 to August 31, 2009*	For the Fiscal Year Ended December 31, 2008	For the Fiscal Year Ended December 31, 2007
$ 144,700,386	$ 572,063,641	$ 413,135,535	$ 80,696,483	$ 637,557,196	$ 940,918,203
26,168,569	32,246,331	(4,479)	3,457,635	(2,642,218)	(6,860)
170,868,955	604,309,972	413,131,056	84,154,118	634,914,978	940,911,343
(134,603,209)	(457,814,607)	(278,099,004)	(77,737,720)	(591,297,803)	(867,258,529)
(3,612,545)	(21,069,146)	(9,838,170)	(144,107)	(2,485,877)	(6,439,110)
(1,467,837)	(16,862,397)	(20,161,843)	(288,565)	(3,678,008)	(5,181,853)
(1,791,486)	(15,886,153)	(19,379,310)	(155,269)	(1,045,447)	(894,696)
(3,225,309)	(51,375,415)	(66,682,891)	(1,858,811)	(20,921,327)	(33,259,292)
—	(9,055,923)	(18,969,838)	(512,011)	(15,486,516)	(27,877,864)
(29,515,660)	(15,193,030)	—	(1,678,802)	—	—
(889,653)	(387,283)	—	(2,286)	—	—
(445,122)	(309,031)	—	(6,953)	—	—
(651,412)	(419,528)	—	(4,716)	—	—
(2,030,160)	(1,352,923)	—	(112,950)	—	—
(356,460)	(218,665)	—	(37,835)	—	—
(178,588,853)	(589,944,101)	(413,131,056)	(82,540,025)	(634,914,978)	(940,911,344)
247,795,009,026	220,115,862,932	65,777,621,848	105,488,222,804	160,213,384,096	118,791,667,426
98,830,513	298,483,724	191,892,915	59,432,669	367,425,033	572,169,760
(245,161,652,880)	(177,117,234,724)	(57,535,124,292)	(101,353,012,736)	(164,925,882,658)	(110,395,351,888)
2,732,186,659	43,297,111,932	8,434,390,471	4,194,642,737	(4,345,073,529)	8,968,485,298
2,724,466,761	43,311,477,803	8,434,390,471	4,196,256,830	(4,345,073,529)	8,968,485,297
57,009,195,990	13,697,718,187	5,263,327,716	19,776,839,376	24,121,912,905	15,153,427,608
$ 59,733,662,751	$ 57,009,195,990	$ 13,697,718,187	$ 23,973,096,206	$ 19,776,839,376	$ 24,121,912,905
$ 974,666	$ 974,666	$ 974,666	$ 1,605,366	$ 2,815,814	$ 173,596

The accompanying notes are an integral part of these financial statements.

51

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets

	Prime Obligations Fund		
	For the Period January 1, 2009 to August 31, 2009*	For the Fiscal Year Ended December 31, 2008	For the Fiscal Year Ended December 31, 2007
From operations:			
Net investment income	$ 98,195,774	$ 1,327,513,100	$ 1,838,606,996
Net realized gain (loss) from investment transactions	9,507,514	(114,800,827)	47,553
Payment by affiliate relating to certain investment transactions	—	100,000,000	—
Net increase in net assets resulting from operations	107,703,288	1,312,712,273	1,838,654,549
Distributions to shareholders:			
From net investment income:			
FST Shares	(84,330,843)	(1,096,404,359)	(1,387,265,745)
FST Select Shares	(257,816)	(7,822,892)	(19,267,251)
FST Preferred Shares	(3,278,308)	(41,721,735)	(62,212,662)
FST Capital Shares	(1,621,813)	(23,599,227)	(34,581,112)
FST Administration Shares	(6,836,786)	(115,102,019)	(252,920,511)
FST Service Shares	(836,251)	(37,709,073)	(82,407,266)
From net realized gains:			
FST Shares	—	—	—
FST Select Shares	—	—	—
FST Preferred Shares	—	—	—
FST Capital Shares	—	—	—
FST Administration Shares	—	—	—
FST Service Shares	—	—	—
Total distributions to shareholders	(97,161,817)	(1,322,359,305)	(1,838,654,547)
From share transactions (at $1.00 per share):			
Proceeds from sales of shares	153,178,348,911	353,293,122,864	299,125,985,950
Reinvestment of distributions	38,035,058	441,214,406	642,325,029
Cost of shares redeemed	(148,651,885,869)	(367,185,329,610)	(280,452,495,953)
Net increase (decrease) in net assets resulting from share transactions	4,564,498,100	(13,450,992,340)	19,315,815,026
NET INCREASE (DECREASE)	4,575,039,571	(13,460,639,372)	19,315,815,028
Net assets:			
Beginning of period	32,935,064,411	46,395,703,783	27,079,888,755
End of period	$ 37,510,103,982	$ 32,935,064,411	$ 46,395,703,783
Undistributed net investment income	$ 7,335,312	$ 6,301,355	$ 1,147,560

* The Funds changed their fiscal year end from December 31 to August 31.

52

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Tax-Free Money Market Fund			Treasury Instruments Fund		
For the Period January 1, 2009 to August 31, 2009*	For the Fiscal Year Ended December 31, 2008	For the Fiscal Year Ended December 31, 2007	For the Period January 1, 2009 to August 31, 2009*	For the Fiscal Year Ended December 31, 2008	For the Fiscal Year Ended December 31, 2007
$ 25,077,901	$ 222,486,070	$ 315,655,533	$ 5,409,763	$ 243,260,466	$ 211,627,056
1,000,995	555,789	1,718,355	10,309,376	70,239,515	7,095,850
—	—	—	—	—	—
26,078,896	223,041,859	317,373,888	15,719,139	313,499,981	218,722,906
(24,075,811)	(196,975,638)	(275,586,540)	(5,405,155)	(202,660,734)	(152,781,216)
(138,485)	(1,009,573)	(2,077,489)	(4,608)	(615,484)	(1,468,710)
(105,864)	(2,971,334)	(5,341,212)	—	(4,738,432)	(6,563,168)
(351,761)	(5,282,301)	(6,671,994)	—	(682,617)	(572,309)
(374,979)	(11,472,694)	(18,671,308)	—	(28,977,214)	(39,893,023)
(31,025)	(4,774,530)	(7,306,990)	—	(5,585,985)	(10,348,630)
—	(1,278,622)	(801,636)	(18,856,496)	(49,214,094)	(4,479,746)
—	(5,181)	(5,806)	(120,062)	(152,795)	(32,470)
—	(12,127)	(20,915)	(231,620)	(875,864)	(187,218)
—	(38,562)	(26,396)	(59,197)	(312,628)	(9,879)
—	(44,166)	(60,924)	(1,589,561)	(6,555,921)	(1,017,035)
—	(33,405)	(26,511)	(335,766)	(1,368,327)	(333,819)
(25,077,925)	(223,898,133)	(316,597,721)	(26,602,465)	(301,740,095)	(217,687,223)
19,307,931,291	53,482,338,331	60,132,779,450	33,745,614,688	136,939,196,109	45,309,918,175
18,946,839	152,563,776	201,833,954	19,857,585	206,267,487	90,592,459
(19,955,423,598)	(53,686,012,030)	(57,156,471,612)	(50,042,475,454)	(111,967,016,159)	(36,847,590,116)
(628,545,468)	(51,109,923)	3,178,141,792	(16,277,003,181)	25,178,447,437	8,552,920,518
(627,544,497)	(51,966,197)	3,178,917,959	(16,287,886,507)	25,190,207,323	8,553,956,201
10,717,316,047	10,769,282,244	7,590,364,285	36,952,952,869	11,762,745,546	3,208,789,345
$ 10,089,771,550	$ 10,717,316,047	$ 10,769,282,244	$ 20,665,066,362	$ 36,952,952,869	$ 11,762,745,546
$ —	$ —	$ —	$ 1,235,189	$ 1,187,938	$ 1,097,704

The accompanying notes are an integral part of these financial statements. 53

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets

	Treasury Obligations Fund		
	For the Period January 1, 2009 to August 31, 2009*	For the Fiscal Year Ended December 31, 2008	For the Fiscal Year Ended December 31, 2007
From operations:			
Net investment income	$ 5,548,103	$ 236,371,046	$ 444,557,906
Net realized gain from investment transactions	22,778,788	7,560,120	2,159,783
Net increase in net assets resulting from operations	28,326,891	243,931,166	446,717,689
Distributions to shareholders:			
From net investment income:			
FST Shares	(5,548,103)	(173,788,449)	(239,326,819)
FST Select Shares	—	(71,214)	(45,904)
FST Preferred Shares	—	(3,576,007)	(7,636,468)
FST Capital Shares	—	(3,941,099)	(8,737,053)
FST Administration Shares	—	(36,977,912)	(123,424,082)
FST Service Shares	—	(18,016,365)	(65,939,106)
From net realized gains:			
FST Shares	(16,253,523)	(4,462,424)	—
FST Select Shares	(167,543)	(16,681)	—
FST Preferred Shares	(262,204)	(96,874)	—
FST Capital Shares	(374,926)	(140,157)	—
FST Administration Shares	(2,568,365)	(747,149)	—
FST Service Shares	(1,032,580)	(512,866)	—
Total distributions to shareholders	(26,207,244)	(242,347,197)	(445,109,432)
From share transactions (at $1.00 per share):			
Proceeds from sales of shares	95,529,181,255	110,129,345,005	64,096,925,371
Reinvestment of distributions	10,339,103	147,912,604	225,758,735
Cost of shares redeemed	(90,042,631,001)	(111,517,640,087)	(53,979,112,783)
Net increase (decrease) in net assets resulting from share transactions	5,496,889,357	(1,240,382,478)	10,343,571,323
NET INCREASE (DECREASE)	5,499,009,004	(1,238,798,509)	10,345,179,580
Net assets:			
Beginning of period	16,004,034,337	17,242,832,846	6,897,653,266
End of period	$ 21,503,043,341	$ 16,004,034,337	$ 17,242,832,846
Undistributed net investment income	$ 1,654,032	$ 1,608,257	$ 1,608,257

* The Funds changed their fiscal year end from December 31 to August 31.

54 **The accompanying notes are an integral part of these financial statements.**

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Notes to Financial Statements

August 31, 2009

1. ORGANIZATION

Goldman Sachs Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "Act"), as an open end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the "Funds" or individually a "Fund"), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-Diversified
Federal, Government, Money Market, Prime Obligations, Tax-Free Money Market, Treasury Instruments and Treasury Obligations	FST, FST Select, FST Preferred, FST Capital, FST Administration and FST Service	Diversified

The Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Tax-Free Money Market Fund pursues its investment objective by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and generally not an item of tax preference under the federal alternative minimum tax.

Goldman, Sachs & Co. ("Goldman Sachs" or the "Distributor") serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs Asset Management, L.P. ("GSAM"), an affiliate of Goldman Sachs serves as investment adviser to the Funds pursuant to a Management Agreement (the "Agreement") with the Trust on behalf of the Funds.

The Funds changed their fiscal year end from December 31 to August 31. GSAM has agreed to reimburse the Funds for any costs associated with changing the Funds' fiscal year ends.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — It is the Funds' policy to use the amortized-cost method, as permitted by Rule 2a-7 under the Act, for valuing portfolio securities, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity or reset date. Under procedures and tolerances established by the trustees, GSAM evaluates the difference between the Funds' net asset value per share ("NAV") based upon the amortized cost of the Funds' securities and the NAV based upon available market quotations (or permitted substitutes) at least once a week.

55

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B. Security and Fund Share Transactions, and Interest Income — Security and fund share transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

Net investment income (other than class specific expenses) and accumulated realized gains or losses are allocated daily to each class of shares of the respective Funds based upon the relative proportion of settled shares of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or "pro-rata" basis depending upon the nature of the expense and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds. Long-term capital gain distributions, if any, are declared and paid annually.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with U.S. federal income tax rules, which may differ from GAAP. The source of the Funds' distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character and are not adjusted for temporary differences.

The tax character of distributions paid during the fiscal period ended August 31, 2009 was as follows:

	Federal	Government	Money Market	Prime Obligations	Tax-Free Money Market	Treasury Instruments	Treasury Obligations
Distributions paid from:							
Ordinary Income	$64,270,194	$178,115,991	$82,378,825	$97,161,817	$ —	$26,602,465	$26,207,244
Net long-term capital gains	—	472,862	161,200	—	—	—	—
Tax-Exempt Income	—	—	—	—	25,077,925	—	—
Total distributions	$64,270,194	$178,588,853	$82,540,025	$97,161,817	$25,077,925	$26,602,465	$26,207,244

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were ordinary income for the Federal, Government, Money Market, Prime Obligations, Treasury Instruments and Treasury Obligations Funds. For the Tax-Free Money Market Fund the tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 was tax-exempt income, ordinary income and net long term capital gains of $222,359,295, $871,701 and $667,137; and $315,655,533, $471,094 and $471,094, respectively.

56

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

As of August 31, 2009, the components of accumulated earnings on a tax basis were as follows:

	Federal	Government	Money Market	Prime Obligations	Tax-Free Money Market	Treasury Instruments	Treasury Obligations
Undistributed ordinary income — net	$1,909,384	$10,999,799	$ 2,691,276	$ 9,609,785	$ 425,981	$2,094,502	$6,125,993
Undistributed Tax Exempt Income — net	—	—	—	—	438,624	—	—
Undistributed long-term capital gains	—	—	—	—	494,883	—	—
Total undistributed earnings	$1,909,384	$10,999,799	$ 2,691,276	$ 9,609,785	$1,359,488	$2,094,502	$6,125,993
Capital loss carryforward:[1]							
Expiring 2016	—	—	—	(6,447,107)	—	—	—
Timing differences (Dividend payable)	(585,359)	(4,359,290)	(1,085,910)	(2,274,473)	(438,624)	(120,238)	(814,120)
Total accumulated earnings — net	$1,324,025	$ 6,640,509	$ 1,605,366	$ 888,205	$ 920,864	$1,974,264	$5,311,873

[1] Expiration occurs on August 31 of the year indicated. The Money Market and the Prime Obligations Fund utilized $2,824,541 and $9,507,514, of capital losses in the current fiscal period, respectively.

The amortized cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

In order to present certain components of the Funds' capital accounts on a tax basis, certain reclassifications have been recorded to the Fund's accounts. These reclassifications have no impact on the NAV of the Funds. Reclassifications result primarily from dividend redesignations and differences related to the tax treatment of inflation protected securities.

Fund	Accumulated net realized gain (loss)	Accumulated undistributed (distributions in excess of) net investment income
Money Market	$1,210,448	$(1,210,448)
Tax-Free Money Market	(24)	24
Treasury Instruments	(47,251)	47,251
Treasury Obligations	(45,775)	45,775

GSAM has reviewed the tax positions for the Funds for the open tax years (the current and prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

57

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Forward Commitment Transactions — The Funds may enter into forward commitments. These transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement. The purchased securities in the forward commitment transactions do not begin to accrue interest income until the settlement date of these securities. Losses may arise due to changes in the market value of the security or from the inability of counterparties to meet the terms of the transaction. When entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations.

F. Repurchase Agreements — Certain Funds may enter into repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements. Under these arrangements, the Funds are permitted to deliver or re-pledge these securities.

Pursuant to exemptive relief granted by the Securities and Exchange Commission ("SEC") and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds' credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. AGREEMENTS

The Fund Contractual Fee table on the following page summarizes relevant contractual fee arrangements.

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds' business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of each Fund's average daily net assets.

B. Distribution Agreement — Goldman Sachs serves as Distributor of shares of the Funds pursuant to a Distribution Agreement and receives no separate fee.

C. Service Plans — The Trust, on behalf of each Fund, has adopted Service Plans to allow FST Select, FST Preferred, FST Capital, FST Administration and FST Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of the FST Select, FST Preferred, FST Capital, FST Administration and FST Service Shares.

58

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

3. AGREEMENTS (continued)

D. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services are calculated daily and payable monthly, equal to an annual percentage rate of each Fund's average daily net assets.

E. Other Agreements — GSAM has voluntarily agreed to limit certain "Other Expenses" of the Funds (excluding management fees, transfer agent fees and expenses, FST Select fees, FST Preferred fees, FST Capital fees, FST Administration fees, FST Service fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.014% of each Fund's average daily net assets. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds have entered into certain expense offset arrangements with the custodian resulting in a further reduction in the Funds' expenses.

F. Total Fund Expenses

Fund Contractual Fees

The contractual annualized rates for each of the Funds are as follows:

	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Service Shares
Management Fee	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%
Service Fees	N/A	0.03	0.10	0.15	0.25	0.50
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01

N/A - Reflects fees that are not applicable to respective share classes.

59

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2009

3. AGREEMENTS (continued)

Fund Effective Net Expenses (After waivers and reimbursements)

During the period, GSAM has voluntarily agreed to waive a portion of its management fee attributable to certain Funds. Additionally, Goldman Sachs, as Distributor and Transfer Agent, has voluntarily agreed to waive all or a portion of its respective Class-Specific fees (consisting of Service Plans fees) attributable to the applicable share classes and transfer agency fees attributable to the Funds. The following tables outline; i) such fees, net of waivers, ii) Other Expenses, net of reimbursements and custodian fee credit reductions, in order to determine each Fund's net annualized expenses for the periods stated. The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

	Ratio of net expenses to average net assets for the period January 1, 2009 to August 31, 2009[1]						Ratio of net expenses to average net assets for the fiscal year ended December 31, 2008					
	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Service Shares	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Service Shares
Federal												
Management Fee*	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%
Service Fees	N/A	0.03	0.10	0.15	0.23	0.32	N/A	0.03	0.10	0.15	0.25	0.50
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02
Net Expenses	0.21	0.24	0.31	0.36	0.44	0.53	0.21	0.24	0.31	0.36	0.46	0.71
Government												
Management Fee**	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Service Fees	N/A	0.03	0.10	0.15	0.24	0.39	N/A	0.03	0.10	0.15	0.25	0.50
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02
Net Expenses	0.19	0.22	0.29	0.34	0.43	0.58	0.19	0.22	0.29	0.34	0.44	0.69
Money Market												
Management Fee**	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Service Fees	N/A	0.03	0.10	0.15	0.24	0.41	N/A	0.03	0.10	0.15	0.25	0.50
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.04	0.04	0.04	0.04	0.04	0.04	0.02	0.02	0.02	0.02	0.02	0.02
Net Expenses	0.21	0.24	0.31	0.36	0.45	0.62	0.19	0.22	0.29	0.34	0.44	0.69

60

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

3. AGREEMENTS (continued)

	Ratio of net expenses to average net assets for the period January 1, 2009 to August 31, 2009[1]						Ratio of net expenses to average net assets for the fiscal year ended December 31, 2008					
	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Service Shares	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Service Shares
Prime Obligations												
Management Fee**	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Service Fees	N/A	0.03	0.10	0.15	0.24	0.40	N/A	0.03	0.10	0.15	0.25	0.50
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.06	0.06	0.06	0.06	0.06	0.06	0.02	0.02	0.02	0.02	0.02	0.02
Net Expenses	0.23	0.26	0.33	0.38	0.47	0.63	0.19	0.22	0.29	0.34	0.44	0.69
Tax-Free Money Market												
Management Fee**	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Service Fees	N/A	0.03	0.10	0.15	0.24	0.40	N/A	0.03	0.10	0.15	0.25	0.50
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.04	0.04	0.04	0.04	0.04	0.04	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.21	0.24	0.31	0.36	0.45	0.61	0.18	0.21	0.28	0.33	0.43	0.68
Treasury Instruments												
Management Fee*	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%
Service Fees	N/A	0.03	0.07	0.10	0.14	0.15	N/A	0.03	0.10	0.15	0.25	0.48
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.02	0.02	0.02	0.02	0.02	0.02
Net Expenses	0.20	0.23	0.27	0.30	0.34	0.35	0.21	0.24	0.31	0.36	0.46	0.69
Treasury Obligations												
Management Fee*	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%
Service Fees	N/A	0.03	0.09	0.13	0.17	0.21	N/A	0.03	0.10	0.15	0.25	0.46
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.02	0.02	0.02	0.02	0.02	0.02
Net Expenses	0.20	0.23	0.29	0.33	0.37	0.41	0.21	0.24	0.31	0.36	0.46	0.67

* Prior to July 1, 2008, net management fees amounted to 0.175%.

** Prior to July 1, 2008, net management fees amounted to 0.155%.

[1] Annualized.

61

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2009

3. AGREEMENTS (continued)

For the period ended August 31, 2009, expense reductions including waivers, expense reimbursements and fee credits, were as follows (in thousands):

Fund	Management Fee Waivers	Custody Fee Reduction	Service Plans Fee Waivers	Other Expense Reimbursements	Total
Federal	$ 4,951	$ 12	$1,562	$23	$ 6,548
Government	19,654	—	776	24	20,454
Money Market	6,981	1	350	98	7,430
Prime Obligations	10,381	2	1,115	28	11,526
Tax-Free Money Market	3,164	1	132	26	3,323
Treasury Instruments	4,552	369	2,587	19	7,527
Treasury Obligations	3,878	1	3,742	18	7,639

For the fiscal year ended December 31, 2008, expense reductions, including waivers, expense reimbursements and fee credits, were as follows (in thousands):

Fund	Management Fee Waivers	Custody Fee Reductions	Service Plans Fee Waivers	Other Expense Reimbursements	Total
Federal	$ 5,862	$ 25	$ —	$ —	$ 5,887
Government	12,267	1	—	—	12,268
Money Market	11,112	1	—	—	11,113
Prime Obligations	23,670	37	—	—	23,707
Tax-Free Money Market	5,441	1,322	—	367	7,130
Treasury Instruments	6,041	39	115	—	6,195
Treasury Obligations	4,361	1	582	—	4,944

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GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

3. AGREEMENTS (continued)

As of August 31, 2009, the amounts owed to affiliates of the Funds were as follows (in thousands):

Fund	Management Fees	Transfer Agent Fees	Total
Federal	$3,741	$208	$3,949
Government	8,541	534	9,075
Money Market	3,327	208	3,535
Prime Obligations	5,015	319	5,334
Tax-Free Money Market	1,363	85	1,448
Treasury Instruments	3,455	192	3,647
Treasury Obligations	3,437	191	3,628

G. Line of Credit Facility — The Funds participate in a $660,000,000 committed, unsecured revolving line of credit facility (the "facility") together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the period ended August 31, 2009 and the fiscal year ended December 31, 2008, the Funds did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

63

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2009

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds' investments categorized in the fair value hierarchy:

Federal	Level 1	Level 2[a]	Level 3
Assets			
U.S. Treasuries and Other U.S. Government Obligations and Agencies	$8,531,897,511	$14,643,421,234	$—

Government	Level 1	Level 2[a]	Level 3
Assets			
U.S. Treasuries and Other U.S. Government Obligations and Agencies	$4,101,690,255	$26,052,556,491	$—
Corporate Obligations (including repurchase agreements)	—	31,235,100,000	—
Total	$4,101,690,255	$57,287,656,491	$—

Money Market	Level 1	Level 2[a]	Level 3
Assets			
U.S. Treasuries and Other U.S. Government Obligations and Agencies	$453,544,706	$ 7,392,668,791	$—
Corporate Obligations (including repurchase agreements)	—	16,122,455,416	—
Total	$453,544,706	$23,515,124,207	$—

64

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

4. FAIR VALUE OF INVESTMENTS (continued)

Prime Obligations	Level 1	Level 2[a]	Level 3
Assets			
U.S. Treasuries and Other U.S. Government Obligations and Agencies	$1,191,682,140	$12,503,273,744	$—
Corporate Obligations (including repurchase agreements)	—	23,809,826,198	—
Total	$1,191,682,140	$36,313,099,942	$—

Tax-Free Money Market	Level 1	Level 2[a]	Level 3
Assets			
Municipal Debt Obligations	$—	$10,305,179,512	$—

Treasury Instruments	Level 1	Level 2[a]	Level 3
Assets			
U.S. Treasury Obligations	$21,117,948,980	$—	$—

Treasury Obligations	Level 1	Level 2[a]	Level 3
Assets			
U.S. Treasury Obligations	$10,420,965,752	$ —	$—
Corporate Obligations (including repurchase agreements)	—	11,274,900,000	—
Total	$10,420,965,752	$11,274,900,000	$—

[a] The Funds utilize amortized cost which approximates fair value to value money market investments. This results in a Level 2 classification as amortized cost is considered a model-based price.

65

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2009

5. OTHER RISKS

A. Interest Rate Risk — In a declining interest rate environment, low yields on the Funds' holdings may have an adverse impact on the Funds' ability to provide a positive yield to its shareholders. As a result, GSAM and/or Goldman Sachs may voluntarily agree to waive certain fees (such as FST Select fees, FST Preferred fees, FST Capital fees, FST Administration fees, FST Service fees, transfer agency and management fees) which can fluctuate daily.

B. Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

C. Portfolio Concentration Risk — The Tax-Free Money Market Fund has the ability to invest a large percentage of its assets in obligations of issuers within certain states, which makes it subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting such states.

6. INDEMNIFICATIONS

Under the Trust's organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

7. OTHER MATTERS

A. Temporary Guarantee Program — On October 3, 2008, the trustees of the Funds approved participation in the U.S. Treasury Department's (the "Treasury") Temporary Guarantee Program (the "Program") for the Funds and other Goldman Sachs registered money market funds. Each of these Funds paid the Treasury a fee based on the number of shares outstanding as of September 19, 2008 to participate in the Program for the initial 3-month term that expired on December 18, 2008. On December 3, 2008, the trustees approved participation in the extension of the program through April 30, 2009, on behalf of the Federal, Government, Money Market, Prime Obligations and Tax-Free Money Market Funds. Subsequently, on April 9, 2009, the trustees approved further participation in the Program through September 18, 2009 on behalf of the Money Market, Prime Obligations and Tax-Free Money Market Funds. With each extension of the Program, the participating Funds paid the Treasury an additional fee based on the number of shares outstanding as of September 19, 2008.

Pursuant to its terms, the Program terminated on September 18, 2009, and therefore the guarantee of a $1.00 NAV price per share provided by the Program is no longer in effect for any of the Funds or any other money market fund. Under the Program, if a participating Fund's market-based net asset value per share had dropped below $0.995 on any day while the

66

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

7. OTHER MATTERS (continued)

Program was in effect, shareholders of record on that date who also held shares in the participating Fund on September 19, 2008 may have been eligible to receive a payment from the Treasury upon liquidation of that Fund. The fees are being amortized over the length of the participation in the Program. The expense is borne by the participating Funds without regard to any expense limitation in effect for those Funds. Such amounts are represented in the U.S. Treasury Temporary Guarantee Program fees on the Statements of Operations.

B. New Accounting Pronouncement — In May 2009, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 165, "Subsequent Events" ("FAS 165"). This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). FAS 165 is effective for interim and annual financial statements issued for fiscal periods ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through October 16, 2009, the date that the financial statements were issued.

C. Transaction with Affiliate — On September 22, 2008, The Goldman Sachs Group Inc. made a voluntary and irrevocable capital infusion of $100,000,000 to the Prime Obligations Fund. This action was taken to ensure the Fund maintained the highest credit rating possible during a period in which the credit markets endured extremely volatile market conditions.

D. Exemptive Orders — Pursuant to SEC exemptive orders, the Goldman Sachs money market funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

67

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2009

8. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE)

Share activity is as follows:

	Federal Fund		
	For the Period January 1, 2009 to August 31, 2009*	For the Fiscal Year Ended December 31, 2008	For the Fiscal Year Ended December 31, 2007
FST Shares			
Shares sold	60,949,178,413	95,446,773,943	38,311,759,493
Reinvestment of distributions	48,340,006	390,296,824	422,405,991
Shares redeemed	(72,113,419,286)	(79,726,945,092)	(32,225,508,253)
	(11,115,900,867)	16,110,125,675	6,508,657,231
FST Select Shares			
Shares sold	408,461,186	359,442,777	—
Reinvestment of distributions	113,297	47,302	62
Shares redeemed	(241,987,360)	(269,630,420)	—
	166,587,123	89,859,659	62
FST Preferred Shares			
Shares sold	1,828,812,056	2,735,581,299	526,074,125
Reinvestment of distributions	548,287	6,945,566	7,486,381
Shares redeemed	(1,808,839,758)	(2,566,415,890)	(350,840,621)
	20,520,585	176,110,975	182,719,885
FST Capital Shares			
Shares sold	358,946,681	254,718,165	11,638,757
Reinvestment of distributions	44,454	375,281	273,458
Shares redeemed	(237,658,210)	(226,655,921)	(7,584,151)
	121,332,925	28,437,525	4,328,064
FST Administration Shares			
Shares sold	2,702,076,673	7,897,386,576	3,102,910,716
Reinvestment of distributions	481,271	9,597,516	17,357,437
Shares redeemed	(3,275,384,328)	(7,022,983,161)	(3,288,741,678)
	(572,826,384)	884,000,931	(168,473,525)
FST Service Shares			
Shares sold	5,331,458,209	9,892,830,324	7,260,644,578
Reinvestment of distributions	120,927	11,326,779	17,239,300
Shares redeemed	(5,776,190,572)	(9,518,423,956)	(7,110,507,995)
	(444,611,436)	385,733,147	167,375,883
NET INCREASE (DECREASE) IN SHARES	(11,824,898,054)	17,674,267,912	6,694,607,600

* The Funds changed their fiscal year end from December 31 to August 31.

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GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Government Fund			Money Market Fund		
For the Period January 1, 2009 to August 31, 2009*	For the Fiscal Year Ended December 31, 2008	For the Fiscal Year Ended December 31, 2007	For the Period January 1, 2009 to August 31, 2009*	For the Fiscal Year Ended December 31, 2008	For the Fiscal Year Ended December 31, 2007
224,021,991,701	182,355,935,294	42,691,754,110	99,436,717,861	151,001,014,449	110,136,476,999
90,898,407	250,189,316	133,173,404	57,011,837	337,197,673	521,420,824
(221,045,603,419)	(143,726,486,878)	(35,998,585,770)	(95,956,541,304)	(154,998,013,750)	(102,569,525,823)
3,067,286,689	38,879,637,732	6,826,341,744	3,537,188,394	(3,659,801,628)	8,088,372,000
3,363,787,237	5,895,762,249	1,011,668,311	71,979,946	349,544,061	1,005,473,685
4,228,623	20,730,074	9,717,853	146,430	2,484,208	6,165,076
(2,371,884,896)	(5,132,821,699)	(665,623,037)	(83,436,664)	(380,774,930)	(956,873,320)
996,130,964	783,670,624	355,763,127	(11,310,288)	(28,746,661)	54,765,441
2,710,161,982	4,405,165,458	2,692,898,154	423,598,980	1,188,890,576	651,489,952
952,474	7,679,689	12,401,743	286,650	3,555,441	5,134,883
(2,860,036,835)	(4,057,557,776)	(2,422,917,216)	(424,060,161)	(1,266,239,330)	(592,627,543)
(148,922,379)	355,287,371	282,382,681	(174,531)	(73,793,313)	63,997,292
7,759,681,275	11,701,527,932	7,967,460,651	373,583,446	263,275,228	199,196,750
1,832,756	6,731,377	15,924,172	158,942	1,010,441	882,308
(7,994,944,062)	(10,807,155,964)	(7,781,952,779)	(347,850,691)	(268,195,734)	(159,063,525)
(233,430,031)	901,103,345	201,432,044	25,891,697	(3,910,065)	41,015,533
7,974,257,545	12,397,209,009	8,354,041,709	3,241,857,122	5,354,580,747	5,240,871,994
697,386	8,924,028	13,380,647	1,452,169	14,568,311	22,209,410
(8,752,931,106)	(10,297,995,836)	(7,631,542,888)	(2,513,002,932)	(5,859,482,127)	(4,704,486,380)
(777,976,175)	2,108,137,201	735,879,468	730,306,359	(490,333,069)	558,595,024
1,965,129,286	3,360,262,990	3,059,798,913	1,940,485,449	2,056,079,035	1,558,158,046
220,867	4,229,240	7,295,096	376,641	8,608,959	16,357,259
(2,136,252,562)	(3,095,216,571)	(3,034,502,602)	(2,028,120,984)	(2,153,176,787)	(1,412,775,297)
(170,902,409)	269,275,659	32,591,407	(87,258,894)	(88,488,793)	161,740,008
2,732,186,659	43,297,111,932	8,434,390,471	4,194,642,737	(4,345,073,529)	8,968,485,298

69

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2009

8. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Prime Obligations Fund		
	For the Period January 1, 2009 to August 31, 2009*	For the Fiscal Year Ended December 31, 2008	For the Fiscal Year Ended December 31, 2007
FST Shares			
Shares sold	125,864,446,108	290,149,281,542	230,076,934,069
Reinvestment of distributions	33,448,137	362,970,659	487,002,828
Shares redeemed	(120,367,566,920)	(301,510,689,365)	(212,478,271,348)
	5,530,327,325	(10,998,437,164)	18,085,665,549
FST Select Shares			
Shares sold	324,404,380	2,221,385,557	3,037,658,794
Reinvestment of distributions	229,737	7,447,772	18,187,032
Shares redeemed	(321,222,660)	(2,400,147,966)	(3,079,375,424)
	3,411,457	(171,314,637)	(23,529,598)
FST Preferred Shares			
Shares sold	9,327,080,055	18,398,316,025	13,431,487,063
Reinvestment of distributions	2,069,574	28,342,874	45,184,913
Shares redeemed	(9,488,719,280)	(18,195,577,799)	(14,094,256,022)
	(159,569,651)	231,081,100	(617,584,046)
FST Capital Shares			
Shares sold	3,901,021,645	10,756,157,422	8,030,059,529
Reinvestment of distributions	606,233	6,791,256	17,398,360
Shares redeemed	(4,110,975,961)	(10,772,852,804)	(7,848,462,824)
	(209,348,083)	(9,904,126)	198,995,065
FST Administration Shares			
Shares sold	9,009,126,388	20,007,946,428	30,217,784,703
Reinvestment of distributions	1,269,911	17,263,204	41,049,887
Shares redeemed	(9,085,264,475)	(21,829,342,267)	(29,003,735,484)
	(74,868,176)	(1,804,132,635)	1,255,099,106
FST Service Shares			
Shares sold	4,752,270,335	11,760,035,890	14,332,061,792
Reinvestment of distributions	411,466	18,398,641	33,502,009
Shares redeemed	(5,278,136,573)	(12,476,719,409)	(13,948,394,851)
	(525,454,772)	(698,284,878)	417,168,950
NET INCREASE (DECREASE) IN SHARES	4,564,498,100	(13,450,992,340)	19,315,815,026

* The Funds changed their fiscal year end from December 31 to August 31.

70

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

8. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Tax-Free Money Market Fund		
	For the Period January 1, 2009 to August 31, 2009*	For the Fiscal Year Ended December 31, 2008	For the Fiscal Year Ended December 31, 2007
FST Shares			
Shares sold	17,508,072,733	47,956,643,891	54,750,598,715
Reinvestment of distributions	18,670,076	147,513,567	193,059,422
Shares redeemed	(17,768,813,213)	(47,515,484,612)	(52,118,365,138)
	(242,070,404)	588,672,846	2,825,292,999
FST Select Shares			
Shares sold	136,269,921	194,930,312	238,061,100
Reinvestment of distributions	137,189	890,047	1,197,575
Shares redeemed	(91,453,314)	(226,502,211)	(269,114,411)
	44,953,796	(30,681,852)	(29,855,736)
FST Preferred Shares			
Shares sold	56,931,087	823,180,411	820,169,945
Reinvestment of distributions	42,219	884,714	1,577,802
Shares redeemed	(93,966,195)	(962,375,042)	(927,845,201)
	(36,992,889)	(138,309,917)	(106,097,454)
FST Capital Shares			
Shares sold	127,256,334	1,247,652,479	784,200,042
Reinvestment of distributions	10,569	320,908	1,272,285
Shares redeemed	(258,588,498)	(1,271,632,304)	(890,967,626)
	(131,321,595)	(23,658,917)	(105,495,299)
FST Administration Shares			
Shares sold	1,070,926,199	2,143,085,486	2,383,334,314
Reinvestment of distributions	80,909	1,933,386	2,799,028
Shares redeemed	(1,125,262,086)	(2,540,229,124)	(1,951,596,165)
	(54,254,978)	(395,210,252)	434,537,177
FST Service Shares			
Shares sold	408,475,017	1,116,845,752	1,156,415,334
Reinvestment of distributions	5,877	1,021,154	1,927,842
Shares redeemed	(617,340,292)	(1,169,788,737)	(998,583,071)
	(208,859,398)	(51,921,831)	159,760,105
NET INCREASE (DECREASE) IN SHARES	(628,545,468)	(51,109,923)	3,178,141,792

* The Funds changed their fiscal year end from December 31 to August 31.

71

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2009

8. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Treasury Instruments Fund		
	For the Period January 1, 2009 to August 31, 2009*	For the Fiscal Year Ended December 31, 2008	For the Fiscal Year Ended December 31, 2007
FST Shares			
Shares sold	30,100,521,981	107,607,236,523	36,477,370,131
Reinvestment of distributions	19,342,879	179,971,525	74,035,868
Shares redeemed	(44,308,135,666)	(84,488,433,638)	(29,177,747,663)
	(14,188,270,806)	23,298,774,410	7,373,658,336
FST Select Shares			
Shares sold	695,313,159	497,125,598	91,005,402
Reinvestment of distributions	124,642	766,531	1,477,265
Shares redeemed	(657,254,013)	(392,047,388)	(96,536,637)
	38,183,788	105,844,741	(4,053,970)
FST Preferred Shares			
Shares sold	1,130,635,662	3,387,898,318	268,398,073
Reinvestment of distributions	153,059	3,613,043	268,804
Shares redeemed	(1,166,139,606)	(3,254,368,207)	(210,823,526)
	(35,350,885)	137,143,154	57,843,351
FST Capital Shares			
Shares sold	173,063,976	1,034,685,307	195,371,491
Reinvestment of distributions	29,842	941,011	524,970
Shares redeemed	(280,973,442)	(882,872,709)	(192,904,660)
	(107,879,624)	152,753,609	2,991,801
FST Administration Shares			
Shares sold	1,240,366,557	20,202,207,926	6,048,579,064
Reinvestment of distributions	181,382	15,549,178	8,432,133
Shares redeemed	(2,846,913,876)	(18,687,527,434)	(5,374,370,717)
	(1,606,365,937)	1,530,229,670	682,640,480
FST Service Shares			
Shares sold	405,713,353	4,210,042,437	2,229,194,014
Reinvestment of distributions	25,781	5,426,199	5,853,419
Shares redeemed	(783,058,851)	(4,261,766,783)	(1,795,206,913)
	(377,319,717)	(46,298,147)	439,840,520
NET INCREASE (DECREASE) IN SHARES	(16,277,003,181)	25,178,447,437	8,552,920,518

* The Funds changed their fiscal year end from December 31 to August 31.

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GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

8. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Treasury Obligations Fund		
	For the Period January 1, 2009 to August 31, 2009*	For the Fiscal Year Ended December 31, 2008	For the Fiscal Year Ended December 31, 2007
FST Shares			
Shares sold	67,460,822,354	86,026,192,902	40,069,208,287
Reinvestment of distributions	9,811,836	126,955,170	152,620,255
Shares redeemed	(62,540,627,887)	(85,796,774,424)	(30,426,054,050)
	4,930,006,303	356,373,648	9,795,774,492
FST Select Shares			
Shares sold	885,487,711	392,524,307	277,400,000
Reinvestment of distributions	155,656	80,822	32,876
Shares redeemed	(248,701,784)	(359,709,857)	(277,411,269)
	636,941,583	32,895,272	21,607
FST Preferred Shares			
Shares sold	1,065,224,770	602,927,104	1,124,767,546
Reinvestment of distributions	174,644	1,783,834	1,391,566
Shares redeemed	(1,007,316,611)	(1,004,702,743)	(1,255,508,168)
	58,082,803	(399,991,805)	(129,349,056)
FST Capital Shares			
Shares sold	622,165,585	623,050,585	479,544,205
Reinvestment of distributions	56,702	2,085,373	4,345,697
Shares redeemed	(652,325,096)	(583,383,040)	(256,151,622)
	(30,102,809)	41,752,918	227,738,280
FST Administration Shares			
Shares sold	22,157,569,902	15,636,676,978	13,815,964,993
Reinvestment of distributions	76,169	4,153,721	11,568,247
Shares redeemed	(21,956,717,502)	(16,432,817,709)	(13,393,638,880)
	200,928,569	(791,987,010)	433,894,360
FST Service Shares			
Shares sold	3,337,910,933	6,847,973,129	8,330,040,340
Reinvestment of distributions	64,096	12,853,684	55,800,094
Shares redeemed	(3,636,942,121)	(7,340,252,314)	(8,370,348,794)
	(298,967,092)	(479,425,501)	15,491,640
NET INCREASE (DECREASE) IN SHARES	5,496,889,357	(1,240,382,478)	10,343,571,323

* The Funds changed their fiscal year end from December 31 to August 31.

73

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year—Share Class	Net asset value, beginning of period	Net investment income	Distributions from net investment income
FOR THE PERIOD JANUARY 1 TO AUGUST 31*,			
2009-FST Shares	$1.00	$0.0032	$(0.0032)
2009-FST Select Shares	1.00	0.0030	(0.0030)
2009-FST Preferred Shares	1.00	0.0025	(0.0025)
2009-FST Capital Shares	1.00	0.0022	(0.0022)
2009-FST Administration Shares	1.00	0.0016	(0.0016)
2009-FST Service Shares	1.00	0.0006	(0.0006)
FOR THE FISCAL YEARS ENDED DECEMBER 31,			
2008-FST Shares	1.00	0.026[(c)]	(0.026)
2008-FST Select Shares	1.00	0.026[(c)]	(0.026)
2008-FST Preferred Shares	1.00	0.025[(c)]	(0.025)
2008-FST Capital Shares	1.00	0.025[(c)]	(0.025)
2008-FST Administration Shares	1.00	0.024[(c)]	(0.024)
2008-FST Service Shares	1.00	0.021[(c)]	(0.021)
2007-FST Shares	1.00	0.052	(0.052)
2007-FST Select Shares	1.00	0.051	(0.051)
2007-FST Preferred Shares	1.00	0.051	(0.051)
2007-FST Capital Shares	1.00	0.050	(0.050)
2007-FST Administration Shares	1.00	0.049	(0.049)
2007-FST Service Shares	1.00	0.047	(0.047)
2006-FST Shares	1.00	0.049	(0.049)
2006-FST Select Shares	1.00	0.049	(0.049)
2006-FST Preferred Shares	1.00	0.048	(0.048)
2006-FST Capital Shares	1.00	0.047	(0.047)
2006-FST Administration Shares	1.00	0.046	(0.046)
2006-FST Service Shares	1.00	0.044	(0.044)
2005-FST Shares	1.00	0.031	(0.031)
2005-FST Select Shares	1.00	0.031	(0.031)
2005-FST Preferred Shares	1.00	0.030	(0.030)
2005-FST Capital Shares	1.00	0.029	(0.029)
2005-FST Administration Shares	1.00	0.028	(0.028)
2005-FST Service Shares	1.00	0.026	(0.026)
2004-FST Shares	1.00	0.012	(0.012)
2004-FST Select Shares	1.00	0.012	(0.012)
2004-FST Preferred Shares	1.00	0.011	(0.011)
2004-FST Capital Shares	1.00	0.011	(0.011)
2004-FST Administration Shares	1.00	0.010	(0.010)
2004-FST Service Shares	1.00	0.007	(0.007)

* The Fund changed its fiscal year end from December 31 to August 31.

(a) Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(b) Annualized.

(c) Reflects an increase of $0.002 per share and 0.22%, as a result of a voluntary and irrevocable capital infusion by Goldman Sachs.

80

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

					Ratios assuming no expense reductions	
Net asset value, end of period	Total return[a]	Net assets, end of period (in 000's)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets
[redacted]						
$1.00	0.32%	$30,756,777	0.23%[b]	0.47%[b]	0.28%[b]	0.42%[b]
1.00	0.30	99,249	0.26[b]	0.48[b]	0.31[b]	0.43[b]
1.00	0.25	1,226,201	0.33[b]	0.40[b]	0.38[b]	0.35[b]
1.00	0.22	568,066	0.38[b]	0.37[b]	0.43[b]	0.32[b]
1.00	0.16	3,986,524	0.47[b]	0.24[b]	0.53[b]	0.18[b]
1.00	0.06	873,287	0.63[b]	0.12[b]	0.78[b]	(0.03)[b]
[redacted]						
1.00	2.64[d]	25,218,329	0.19	2.72	0.24	2.67
1.00	2.61[d]	95,807	0.22	2.77	0.27	2.72
1.00	2.54[d]	1,385,336	0.29	2.55	0.34	2.50
1.00	2.49[d]	777,173	0.34	2.48	0.39	2.43
1.00	2.39[d]	4,060,108	0.44	2.45	0.49	2.40
1.00	2.13[d]	1,398,311	0.69	2.19	0.74	2.14
1.00	5.28	36,224,153	0.18	5.13	0.23	5.08
1.00	5.24	267,150	0.21	5.13	0.26	5.08
1.00	5.17	1,154,660	0.28	5.05	0.33	5.00
1.00	5.12	787,305	0.33	5.00	0.38	4.95
1.00	5.01	5,865,430	0.43	4.90	0.48	4.85
1.00	4.75	2,097,006	0.68	4.65	0.73	4.60
1.00	4.99	18,138,487	0.18	4.88	0.23	4.83
1.00	4.96	290,680	0.21	4.94	0.26	4.89
1.00	4.89	1,772,244	0.28	4.79	0.33	4.74
1.00	4.83	588,310	0.33	4.78	0.38	4.73
1.00	4.73	4,610,331	0.43	4.64	0.48	4.59
1.00	4.47	1,679,837	0.68	4.41	0.73	4.36
1.00	3.14	18,844,076	0.18	3.10	0.22	3.06
1.00	3.11	98,894	0.21	3.08	0.25	3.04
1.00	3.04	1,756,837	0.28	2.99	0.32	2.95
1.00	2.98	478,857	0.33	3.03	0.37	2.99
1.00	2.88	3,421,363	0.43	2.88	0.47	2.84
1.00	2.62	1,375,066	0.68	2.64	0.72	2.60
1.00	1.25	15,981,734	0.18	1.22	0.22	1.18
1.00	1.22	80,638	0.21	1.18	0.25	1.14
1.00	1.15	1,412,563	0.28	1.13	0.32	1.09
1.00	1.10	241,806	0.33	1.07	0.37	1.03
1.00	1.00	2,765,553	0.43	0.99	0.47	0.95
1.00	0.75	1,111,799	0.68	0.75	0.72	0.71

The accompanying notes are an integral part of these financial statements. 81

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2009 (Unaudited)

As a shareholder of FST Shares, FST Select Shares, FST Preferred Shares, FST Capital Shares, FST Administration Shares or FST Service Shares of a Fund you incur ongoing costs, including management fees, service and/or shareholder administration fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in FST Shares, FST Select Shares, FST Preferred Shares, FST Capital Shares, FST Administration Shares or FST Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2009 through August 31, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the column heading entitled "Expenses Paid" to estimate the expenses you paid on your account for this period.

	Federal Fund			Government Fund			Money Market Fund			Prime Obligations Fund		
Share Class	Beginning Account Value 3/1/09	Ending Account Value 8/31/09	Expenses Paid for the 6 months ended 8/31/09*	Beginning Account Value 3/1/09	Ending Account Value 8/31/09	Expenses Paid for the 6 months ended 8/31/09*	Beginning Account Value 3/1/09	Ending Account Value 8/31/09	Expenses Paid for the 6 months ended 8/31/09*	Beginning Account Value 3/1/09	Ending Account Value 8/31/09	Expenses Paid for the 6 months ended 8/31/09*
FST Shares												
Actual	$1,000.00	$1,001.30	$1.06	$1,000.00	$1,001.70	$0.93	$1,000.00	$1,002.10	$1.12	$1,000.00	$1,001.80	$1.26
Hypothetical 5% return	1,000.00	1,024.15+	1.07	1,000.00	1,024.27+	0.95	1,000.00	1,024.09+	1.13	1,000.00	1,023.95+	1.27
FST Select Shares												
Actual	1,000.00	1,001.20	1.19	1,000.00	1,001.50	1.08	1,000.00	1,001.90	1.28	1,000.00	1,001.70	1.41
Hypothetical 5% return	1,000.00	1,024.02+	1.20	1,000.00	1,024.13+	1.09	1,000.00	1,023.93+	1.29	1,000.00	1,023.80+	1.42
FST Preferred Shares												
Actual	1,000.00	1,000.80	1.56	1,000.00	1,001.20	1.44	1,000.00	1,001.60	1.62	1,000.00	1,001.30	1.77
Hypothetical 5% return	1,000.00	1,023.65+	1.58	1,000.00	1,023.77+	1.45	1,000.00	1,023.58+	1.64	1,000.00	1,023.44+	1.78
FST Capital Shares												
Actual	1,000.00	1,000.60	1.79	1,000.00	1,000.90	1.69	1,000.00	1,001.30	1.88	1,000.00	1,001.10	2.02
Hypothetical 5% return	1,000.00	1,023.42+	1.81	1,000.00	1,023.51+	1.71	1,000.00	1,023.33+	1.90	1,000.00	1,023.19+	2.04
FST Administration Shares												
Actual	1,000.00	1,000.30	2.16	1,000.00	1,000.50	2.12	1,000.00	1,000.80	2.33	1,000.00	1,000.70	2.43
Hypothetical 5% return	1,000.00	1,023.05+	2.18	1,000.00	1,023.09+	2.14	1,000.00	1,022.87+	2.36	1,000.00	1,022.78+	2.45
FST Service Shares												
Actual	1,000.00	1,000.10	2.34	1,000.00	1,000.10	2.69	1,000.00	1,000.10	3.06	1,000.00	1,000.10	3.07
Hypothetical 5% return	1,000.00	1,022.86+	2.37	1,000.00	1,022.52+	2.72	1,000.00	1,022.15+	3.09	1,000.00	1,022.14+	3.10

89

GOLDMAN SACHS FUNDS—FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2009 (Unaudited) (continued)

	Tax-Free Money Market Fund			Treasury Instruments Fund			Treasury Obligations Fund		
Share Class	Beginning Account Value 3/1/09	Ending Account Value 8/31/09	Expenses Paid for the 6 months ended 8/31/09*	Beginning Account Value 3/1/09	Ending Account Value 8/31/09	Expenses Paid for the 6 months ended 8/31/09*	Beginning Account Value 3/1/09	Ending Account Value 8/31/09	Expenses Paid for the 6 months ended 8/31/09*
FST Shares									
Actual	$1,000.00	$1,001.60	$1.15	$1,000.00	$1,000.60	$1.00	$1,000.00	$1,000.90	$1.02
Hypothetical 5% return	1,000.00	1,024.06+	1.16	1,000.00	1,024.21+	1.01	1,000.00	1,024.19+	1.03
FST Select Shares									
Actual	1,000.00	1,001.50	1.30	1,000.00	1,000.40	1.12	1,000.00	1,000.70	1.19
Hypothetical 5% return	1,000.00	1,023.91+	1.31	1,000.00	1,024.08+	1.14	1,000.00	1,024.01+	1.21
FST Preferred Shares									
Actual	1,000.00	1,001.10	1.65	1,000.00	1,000.30	1.31	1,000.00	1,000.40	1.49
Hypothetical 5% return	1,000.00	1,023.55+	1.67	1,000.00	1,023.90+	1.32	1,000.00	1,023.71+	1.51
FST Capital Shares									
Actual	1,000.00	1,000.90	1.90	1,000.00	1,000.20	1.41	1,000.00	1,000.30	1.66
Hypothetical 5% return	1,000.00	1,023.30+	1.93	1,000.00	1,023.80+	1.43	1,000.00	1,023.55+	1.68
FST Administration Shares									
Actual	1,000.00	1,000.40	2.36	1,000.00	1,000.10	1.55	1,000.00	1,000.10	1.80
Hypothetical 5% return	1,000.00	1,022.85+	2.38	1,000.00	1,023.66+	1.56	1,000.00	1,023.40+	1.83
FST Service Shares									
Actual	1,000.00	1,000.10	2.91	1,000.00	1,000.10	1.56	1,000.00	1,000.10	1.87
Hypothetical 5% return	1,000.00	1,022.29+	2.94	1,000.00	1,023.64+	1.58	1,000.00	1,023.33+	1.89

* Expenses for each share class are calculated using the Funds' annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Service Shares
Federal	0.21%	0.24%	0.31%	0.35%	0.43%	0.46%
Government	0.19	0.21	0.28	0.34	0.42	0.53
Money Market	0.22	0.25	0.32	0.37	0.46	0.61
Prime Obligations	0.25	0.28	0.35	0.40	0.48	0.61
Tax-Free Money Market	0.23	0.26	0.33	0.38	0.47	0.58
Treasury Instruments	0.20	0.22	0.26	0.28	0.31	0.31
Treasury Obligations	0.20	0.24	0.30	0.33	0.36	0.37

+ Hypothetical expenses are based on each Fund's actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

90

FINANCIAL SQUARE PRIME OBLIGATIONS FUND
HOLDINGS AS OF 4/30/2010

Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Fund's entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio.

Prospectuses for the Goldman Sachs Funds containing more complete information may be obtained from your authorized dealer, or from Goldman, Sachs & Co. by calling 1–800–526–7384, or by downloading from this Web site (www.goldmansachsfunds.com). Please consider a Fund's objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

Goldman, Sachs & Co. is the distributor of the Goldman Sachs Funds.
Copyright (c) 2010 Goldman Sachs & Co. All Rights Reserved.
2010-1784TMPL Date of first use: 5/15/10

Description	Maturity Date	Par Value	% of Portfolio
RANGER FUNDING COMPANY LL	07/14/2010	75,000,000	0.30
YORKTOWN CAPITAL, LLC	07/14/2010	84,398,000	0.34
ENTERPRISE FUNDING COMPAN	07/12/2010	150,000,000	0.60
RANGER FUNDING COMPANY LL	07/19/2010	100,000,000	0.40
ENTERPRISE FUNDING COMPAN	07/20/2010	110,000,000	0.44
TICONDEROGA FUNDING, LLC	07/26/2010	150,000,000	0.60
STRAIGHT-A FUNDING, LLC	05/07/2010	50,000,000	0.20
GOVCO, LLC	05/11/2010	50,000,000	0.20
AMSTERDAM FUNDING CORPORA	05/17/2010	100,000,000	0.40
AMSTERDAM FUNDING CORPORA	05/14/2010	50,000,000	0.20
STRAIGHT-A FUNDING, LLC	05/03/2010	100,000,000	0.40
ASPEN FUNDING CORP.	05/11/2010	75,000,000	0.30
STRAIGHT-A FUNDING, LLC	05/10/2010	64,331,000	0.26
TICONDEROGA FUNDING, LLC	05/19/2010	50,000,000	0.20
SALISBURY RECEIVABLES COM	05/07/2010	30,000,000	0.12
CHARIOT FUNDING LLC	05/18/2010	53,000,000	0.21
CHARIOT FUNDING LLC	05/19/2010	75,000,000	0.30
JUPITER SECURITIZATION CO	05/19/2010	20,000,000	0.08
WINDMILL FUNDING CORPORAT	05/17/2010	100,000,000	0.40
AMSTERDAM FUNDING CORPORA	05/18/2010	120,000,000	0.48
TASMAN FUNDING INC	05/24/2010	38,000,000	0.15
STRAIGHT-A FUNDING, LLC	05/14/2010	85,315,000	0.34
ATLANTIS ONE FUNDING CORP	05/25/2010	110,000,000	0.44
ATLANTIS ONE FUNDING CORP	05/24/2010	100,000,000	0.40
CLIPPER RECEIVABLES COMPA	06/14/2010	75,000,000	0.30
TASMAN FUNDING INC	06/04/2010	45,036,000	0.18
STRAIGHT-A FUNDING, LLC	06/07/2010	100,000,000	0.40
AMSTERDAM FUNDING CORPORA	06/07/2010	76,000,000	0.31
ATLANTIS ONE FUNDING CORP	06/09/2010	50,000,000	0.20
STRAIGHT-A FUNDING, LLC	06/02/2010	95,000,000	0.38
CHARIOT FUNDING LLC	06/09/2010	56,000,000	0.23

THUNDER BAY FUNDING INC	06/08/2010	21,547,000	0.09
VARIABLE FUNDING CAPITAL	06/15/2010	205,000,000	0.82
LMA-AMERICAS LLC	05/26/2010	104,400,000	0.42
WINDMILL FUNDING CORPORAT	07/19/2010	66,000,000	0.27
AMSTERDAM FUNDING CORPORA	07/19/2010	50,000,000	0.20
ASPEN FUNDING CORP.	06/22/2010	150,000,000	0.60
WINDMILL FUNDING CORPORAT	07/20/2010	50,000,000	0.20
TASMAN FUNDING INC	07/23/2010	60,000,000	0.24
HANNOVER FUNDING COMPANY	07/06/2010	50,000,000	0.20
AMSTEL FUNDING CORPORATIO	05/05/2010	30,000,000	0.12
STRAIGHT-A FUNDING, LLC	06/14/2010	75,000,000	0.30
ATLANTIS ONE FUNDING CORP	08/04/2010	395,000,000	1.59
MATCHPOINT FINANCE PLC	07/07/2010	50,000,000	0.20
STRAIGHT-A FUNDING, LLC	07/01/2010	52,506,000	0.21
ATLANTIC ASSET SECURITIZA	07/06/2010	115,000,000	0.46
CLIPPER RECEIVABLES COMPA	08/09/2010	100,000,000	0.40
ASPEN FUNDING CORP.	05/14/2010	50,000,000	0.20
GEMINI SECURITIZATION COR	05/14/2010	75,000,000	0.30
HANNOVER FUNDING COMPANY	07/13/2010	70,000,000	0.28
VARIABLE FUNDING CAPITAL	07/14/2010	75,000,000	0.30
STRAIGHT-A FUNDING, LLC	07/06/2010	100,000,000	0.40
THAMES ASSET GLOBAL SECUR	07/19/2010	75,000,000	0.30
WINDMILL FUNDING CORPORAT	07/26/2010	90,411,000	0.36
ATLANTIC ASSET SECURITIZA	07/16/2010	135,000,000	0.54
TASMAN FUNDING INC	07/20/2010	67,126,000	0.27
AMSTERDAM FUNDING CORPORA	07/22/2010	105,585,000	0.42
VARIABLE FUNDING CAPITAL	07/20/2010	144,947,000	0.58
CLIPPER RECEIVABLES COMPA	08/02/2010	150,000,000	0.60
CLIPPER RECEIVABLES COMPA	08/02/2010	50,000,000	0.20
TASMAN FUNDING INC	07/23/2010	35,102,000	0.14
TULIP FUNDING CORPORATION	05/21/2010	83,844,000	0.34
TULIP FUNDING CORPORATION	05/28/2010	58,113,000	0.23
TASMAN FUNDING INC	07/27/2010	74,166,000	0.30
TASMAN FUNDING INC	05/28/2010	25,015,000	0.10
MATCHPOINT MASTER TRUST	05/27/2010	73,535,000	0.30
NIEUW AMSTERDAM RECEIVABL	05/04/2010	300,000,000	1.21
ASSET BACKED COMMERCIAL PAPER		**5,849,377,000**	**23.54**
BANK OF AMERICA, NATIONAL	07/09/2010	495,000,000	1.99
BANK NOTE		**495,000,000**	**1.99**
GENERAL ELECTRIC CAPITAL	07/22/2010	100,000,000	0.40
COMMERCIAL PAPER		**100,000,000**	**0.40**
BANK OF AMERICA, NATIONAL	07/29/2010	168,000,000	0.68
WELLS FARGO & COMPANY	12/09/2011	97,500,000	0.39
GOVERNMENT GUARANTEE VARIABLE RATE		**265,500,000**	**1.07**
BANC OF AMERICA SECURITIE	07/12/2010	130,000,000	0.52
MASTER NOTE		**130,000,000**	**0.52**
(GS) GOLDMAN, SACHS & CO.	05/03/2010	200,000,000	0.80
UBS SECURITIES LLC	05/03/2010	25,000,000	0.10
(GS) GOLDMAN, SACHS & CO.	05/03/2010	100,000,000	0.40
BARCLAYS CAPITAL INC.	05/03/2010	95,000,000	0.38
DEUTSCHE BANK SECURITIES	05/03/2010	250,000,000	1.01
BANC OF AMERICA SECURITIE	05/03/2010	150,000,000	0.60

(GS) GSFG JOINT ACCOUNT I [1]	05/03/2010	39,700,000	0.16
(GS) GSFG JOINT ACCOUNT II [2]	05/03/2010	6,163,700,000	24.80
REPURCHASE AGREEMENT (GOVERNMENT)		**7,023,400,000**	**28.26**
CITIGROUP GLOBAL MARKETS	05/03/2010	245,000,000	0.99
MORGAN STANLEY & CO. INCO	05/03/2010	190,000,000	0.76
WELLS FARGO & COMPANY	05/03/2010	400,000,000	1.61
MORGAN STANLEY & CO. INCO	05/03/2010	250,000,000	1.01
REPURCHASE AGREEMENT (OTHER)		**1,085,000,000**	**4.37**
THE CITY OF NEW YORK	08/01/2020	62,705,000	0.25
UNION NORTH CAROLINA (COU	03/01/2033	12,390,000	0.05
UNION NORTH CAROLINA (COU	03/01/2033	41,045,000	0.17
MECKLENBURG COUNTY,NC	02/01/2024	46,470,000	0.19
JEA	10/01/2041	35,090,000	0.14
BAY AREA TOLL AUTHORITY	04/01/2047	98,900,000	0.40
CALIFORNIA DEPARTMENT OF	05/01/2022	32,100,000	0.13
CALIFORNIA DEPARTMENT OF	05/01/2022	30,380,000	0.12
CALIFORNIA DEPARTMENT OF	05/01/2022	40,150,000	0.16
CALIFORNIA DEPARTMENT OF	05/01/2022	50,510,000	0.20
STATE OF NORTH CAROLINA	06/01/2019	70,550,000	0.28
MAYO CLINIC	11/15/2038	95,000,000	0.38
FAIRVIEW HEALTH SERVICES	11/15/2047	50,000,000	0.20
RALEIGH NORTH CAROLINA (C	02/01/2034	75,000,000	0.30
PARKVIEW HEALTH SYSTEM, I	11/01/2039	53,275,000	0.21
RALEIGH NORTH CAROLINA (C	02/01/2034	40,000,000	0.16
STATE OF NORTH CAROLINA	05/01/2021	23,195,000	0.09
DISTRICT OF COLUMBIA	06/01/2034	84,000,000	0.34
KAISER FOUNDATION HOSPITA	06/01/2041	89,915,000	0.36
KAISER FOUNDATION HOSPITA	04/01/2038	50,215,000	0.20
LOS ANGELES CALIFORNIA WA	07/01/2035	72,500,000	0.29
EMORY UNIVERSITY	09/01/2036	30,000,000	0.12
OHIO STATE UNIVERSITY	12/01/2031	30,000,000	0.12
NEW YORK CITY TRANSITIONA	02/01/2035	70,000,000	0.28
NEW YORK CITY TRANSITIONA	02/01/2035	20,000,000	0.08
BOARD OF REGENTS OF THE U	12/01/2031	30,000,000	0.12
DUKE UNIVERSITY HEALTH SY	06/01/2028	85,200,000	0.34
TAX EXEMPT VARIABLE RATE		**1,418,590,000**	**5.71**
THE CITY OF NEW YORK	08/01/2019	54,045,000	0.22
NEW YORK CITY TRANSITIONA	05/01/2030	20,045,000	0.08
NEW YORK CITY TRANSITIONA	05/01/2030	-400,000	0.00
NEW YORK CITY TRANSITIONA	05/01/2030	400,000	0.00
TAXABLE MUNICIPAL SECURITIES		**74,090,000**	**0.30**
CITIBANK NA-NASSAU BRANCH	05/03/2010	133,200,000	0.54
TIME DEPOSITS		**133,200,000**	**0.54**
FEDERAL NATIONAL MORTGAGE	07/12/2010	414,500,000	1.67
FEDERAL HOME LOAN MORTGAG	05/18/2010	750,000,000	3.02
FEDERAL HOME LOAN MORTGAG	07/01/2010	92,000,000	0.37
FEDERAL NATIONAL MORTGAGE	07/15/2010	650,000,000	2.62
US GOVERNMENT AGENCY DISCOUNT NOTES		**1,906,500,000**	**7.67**
FEDERAL HOME LOAN BANK SY	05/14/2010	300,000,000	1.21
FEDERAL HOME LOAN BANK SY	06/21/2010	124,500,000	0.50
FEDERAL HOME LOAN BANK SY	06/21/2010	92,700,000	0.37

FEDERAL HOME LOAN BANK SY	08/27/2010	160,000,000	0.64
FEDERAL HOME LOAN BANK SY	03/14/2011	270,000,000	1.09
US GOVERNMENT AGENCY NOTES/BONDS		**947,200,000**	**3.81**
FEDERAL HOME LOAN MORTGAG	07/12/2010	635,000,000	2.56
FEDERAL NATIONAL MORTGAGE	07/13/2010	480,000,000	1.93
FEDERAL HOME LOAN MORTGAG	09/03/2010	360,000,000	1.45
FEDERAL HOME LOAN BANK SY	11/19/2010	100,000,000	0.40
FEDERAL HOME LOAN BANK SY	12/01/2010	190,000,000	0.76
FEDERAL HOME LOAN BANK SY	12/01/2010	250,000,000	1.01
FEDERAL HOME LOAN MORTGAG	02/01/2011	41,000,000	0.16
FEDERAL HOME LOAN BANK SY	01/24/2011	280,000,000	1.13
FEDERAL HOME LOAN BANK SY	01/24/2011	70,000,000	0.28
FEDERAL HOME LOAN BANK SY	01/24/2011	210,000,000	0.84
FEDERAL HOME LOAN BANK SY	02/01/2011	70,000,000	0.28
FEDERAL HOME LOAN MORTGAG	08/05/2011	61,400,000	0.25
FEDERAL HOME LOAN MORTGAG	08/05/2011	50,000,000	0.20
FEDERAL HOME LOAN MORTGAG	04/01/2011	17,800,000	0.07
FEDERAL HOME LOAN MORTGAG	04/07/2011	10,750,000	0.04
FEDERAL HOME LOAN MORTGAG	03/09/2011	4,300,000	0.02
FEDERAL HOME LOAN MORTGAG	05/04/2011	15,947,000	0.06
FEDERAL NATIONAL MORTGAGE	05/13/2011	2,350,000	0.01
FEDERAL HOME LOAN MORTGAG	02/01/2011	12,300,000	0.05
FEDERAL HOME LOAN BANK SY	05/13/2011	202,000,000	0.81
FEDERAL HOME LOAN BANK SY	05/25/2011	182,500,000	0.73
FEDERAL HOME LOAN MORTGAG	08/05/2011	22,300,000	0.09
FEDERAL HOME LOAN MORTGAG	05/04/2011	5,600,000	0.02
FEDERAL FARM CREDIT BANK	12/08/2011	100,000,000	0.40
FEDERAL FARM CREDIT BANK	12/09/2011	100,000,000	0.40
FEDERAL HOME LOAN BANK SY	07/11/2011	175,000,000	0.70
FEDERAL HOME LOAN MORTGAG	01/11/2012	400,000,000	1.61
US GOVERNMENT AGENCY VARIABLE RATE NOTES		**4,048,247,000**	**16.29**
FEDERAL HOME LOAN BANK SY	12/06/2010	200,000,000	0.80
JPMORGAN CHASE & CO.	05/18/2010	55,567,000	0.22
JPMORGAN CHASE & CO.	05/07/2010	23,000,000	0.09
JPMORGAN CHASE & CO.	05/18/2010	96,648,000	0.39
WACHOVIA BANK, NATIONAL A	05/25/2010	225,000,000	0.91
JPMORGAN CHASE & CO.	06/22/2010	103,000,000	0.41
JPMORGAN CHASE & CO.	05/07/2010	42,000,000	0.17
JPMORGAN CHASE BANK, NATI	01/21/2011	400,000,000	1.61
MERRILL LYNCH & CO., INC.	05/12/2010	231,540,000	0.93
VARIABLE RATE OBLIGATIONS		**1,376,755,000**	**5.54**
GRAND TOTAL:		**24,852,859,000**	**100.00**

(1)(2) See below for additional information on each counterparty within Joint Account I & II
Refer to the Statement of Additional Information (SAI) for more detail on Joint Account I & II.

(1) JOINT ACCOUNT I

Description	Allocation of Par Value
BANC OF AMERICA SECURITIE	6,089,090
BARCLAYS CAPITAL INC.	4,204,372
BARCLAYS CAPITAL INC.	2,174,675
BNP PARIBAS SECURITIES CO	8,698,701
CREDIT SUISSE SECURITIES	1,449,783
DEUTSCHE BANK SECURITIES	2,165,107
J.P. MORGAN SECURITIES, I	5,799,134
RBS SECURITIES INC.	8,698,701
UBS SECURITIES LLC	420,437
TOTAL	**39,700,000**

(2) JOINT ACCOUNT II

Description	Allocation of Par Value
BANC OF AMERICA SECURITIE	1,355,338,160
BARCLAYS CAPITAL INC.	322,853,302
BARCLAYS CAPITAL INC.	645,706,603
BNP PARIBAS SECURITIES CO	430,471,069
BNP PARIBAS SECURITIES CO	473,518,176
CITIGROUP GLOBAL MARKETS	430,471,069
CITIGROUP GLOBAL MARKETS	75,332,437
CREDIT SUISSE SECURITIES	182,950,204
DEUTSCHE BANK SECURITIES	812,514,143
J.P. MORGAN SECURITIES, I	67,799,193
MERRILL LYNCH GOVERNMENT	182,950,204
RBS SECURITIES INC.	376,662,185
WELLS FARGO SECURITIES, L	807,133,254
TOTAL	**6,163,700,000**

AdvisorOne Funds Annual Report

Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below.  The term of office of each Trustee listed below will continue indefinitely.  Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Omaha, Nebraska 68137.

Names, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During The Past 5 Years and Current Directorships

INTERESTED TRUSTEES
Michael Miola* Age: 57	Chairman of the Board	Elected by Shareholders on May 7, 2003

Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC; CLS Investments, LLC; Gemcom, LLC and Northern Lights Compliance Services, LLC; Current Directorships:  Northern Lights Fund Trust; Northern Lights Variable Trust; Constellation Trust Company.

NON-INTERESTED TRUSTEES
L. Merill Bryan, Jr. ** Age: 65 Gary Lanzen Age: 56 Anthony J. Hertl Age: 60	Trustee Trustee Trustee	Elected by Shareholders on May 7, 2003 Elected by Shareholders on May 7, 2003 Elected by Shareholders on December 17, 2004

Retired; formerly Senior Vice President & Chief Information Officer of Union Pacific Corporation. Current Directorships:  Northern Lights Fund Trust; Northern Lights Variable Trust.

Chief Investment Officer (2006-Present), formerly President of Orizon Investment Counsel, LLC; formerly Partner, Orizon Group, Inc.  Current Directorships:  Northern Lights Fund Trust; Northern Lights Variable Trust.

Consultant to small and emerging businesses since 2000;  Current Directorships:  Northern Lights Fund Trust; Northern Lights Variable Trust; Satuit Capital Management Trust; The Z Seven Fund, Inc.; Greenwich Advisors Trust.

AdvisorOne Funds Annual Report

Names, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During The Past 5 Years and Current Directorships

OFFICERS

W. Patrick Clarke

Age:  65

Andrew Rogers

Age: 41

450 Wireless Boulevard

Hauppauge, NY 11788

Brian Nielsen

Age: 37

Michael Wagner

Age: 59

450 Wireless Boulevard

Hauppauge, NY 11788

James Colantino

Age:  40

450 Wireless Blvd.

Hauppauge, NY 11788

Kevin Wolf

Age: 40

450 Wireless Blvd.

Hauppauge, NY 11788

Doug McCash

Age: 39

	President Treasurer Secretary Chief Compliance Officer Assistant Treasurer Assistant Treasurer AML Officer	Appointed February 3, 2003 Appointed June 23, 2006 Appointed May 9, 2003 Appointed June 23, 2006 Appointed March 29, 2007 Appointed March 27, 2009 Appointed March 27, 2009

President of the Trust; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of CLS Investments, LLC; Orion Advisor Services, LLC, Gemini Fund Services, LLC, Northern Lights Distributors, LLC; Gemcom, LLC,  Northern Lights Compliance Services, LLC, and Forum Financial Consultants, LLC. Director of Constellation Trust Company.

President and Manager, Gemini Fund Services, LLC; formerly Manager, Northern Lights Compliance Services, LLC; (3/2006 -5/2008); formerly Senior Vice President and Director of Fund Administration, Gemini Fund Services, LLC (2001-2003);   Manager (since 3/2006) and President (since 2004), Gemcom LLC.

Secretary and Chief Legal Officer of the Trust; Secretary and General Counsel for NorthStar Financial Services Group, LLC, CLS Investments, LLC and Orion Advisor Services, LLC; President, Secretary and General Counsel for Northern Lights Distributors, LLC; Director, Secretary and General Counsel for Constellation Trust Company; Assistant Secretary for Gemini Fund Services, LLC, Northern Lights Compliance Services, LLC and Gemcom, LLC; Manager of Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC.

President (4/06-present) and Chief Operating Officer (9/04-3/06), Northern Lights Compliance Services, LLC; President and Manager, Gemini Fund Services, LLC (2004-2006); Chief Operating Officer and Manager of Northern Lights Compliance Services, LLC.

Vice President (since 2004); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.

Executive Vice President and Director of Fund Administration, Gemini Fund Services, LLC (2006- Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004-2006); Vice-President, GemCom, LLC (2004-Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

Associate General Counsel NorthStar Financial Services Group, LLC (2006-Present) and Chief Compliance Officer for CLS Investments, LLC (2008-Present).

AdvisorOne Funds Annual Report

*Michael Miola is an "interested person" of the Trust as that term is defined under the 1940 Act, because of his affiliation with  CLS Investments, LLC (the Trust’s Adviser), Gemini Fund Services, LLC (the Trust’s Administrator) and Northern Lights Distributors, LLC (the Trust’s Distributor).

**From December 2006 through April 2007, L. Merill Bryan, an Independent Trustee of the Trust, invested $143,080 in a limited liability company (the "LLC"). This investment is required to be disclosed because one of the other members of the LLC is under common control with the Fund’s distributor.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-811-0225.

AdvisorOne Funds Annual Report

Additional Information (Unaudited)

Approval of the Advisory Agreement – CLS Funds

The Board of Trustees of the Trust (“Board”), including a majority of the Independent Trustees, approved the continuance of the Investment Advisory Agreement between the Trust and CLS Investments, LLC (the “Adviser”) at a meeting held on March 26, 2010.

The Board discussed the written materials that were received before the Meeting, the Adviser’s oral presentation and other information that the Board received at the Meeting, and deliberated on the renewal of the Advisory Agreement in light of this information.  In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement included the following:

Nature, Extent and Quality of Services.  The Board reviewed materials provided by the Adviser related to the Advisory Agreement with the Trust, including the Adviser’s ADV,  a description of the manner in which investment decisions are made and executed,  a review of the professional personnel performing services for the Funds, including the team of five individuals that primarily monitor and execute the investment process, an organization chart of the Adviser and its parent company, noting the addition of a new position within the Adviser, Chief Information Officer, who is responsible for facilitating communication between departments.  The Board reviewed the extent of the Adviser’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board received satisfactory responses from representatives of the Adviser with respect to a series of important questions, including: whether the Adviser was involved in any lawsuits or pending regulatory actions; whether the Adviser’s management of other accounts conflicts with its management of the Funds; and whether the Adviser has procedures in place to adequately allocate trades among its respective client.  The Board reviewed the description provided by the Adviser of its practices for monitoring compliance with the Funds’ investment limitations, noting the Adviser’s CCO periodically reviews the portfolio mangers’ performance of their duties to ensure compliance with the Compliance Program.   The Board then reviewed the Adviser’s overview of its current trading practices and its policies with respect to selection of broker-dealers for portfolio transactions.  The Board then reviewed the capitalization of the Adviser based on financial statements provided by the Adviser and concluded that the Adviser was sufficiently well-capitalized to meet its obligations to the Funds.  The Board concluded that CLS has the ability to provide a level of service consistent with the Board's expectations.

Performance.  The Board reviewed information on the investment performance of each Fund since inception.  The Trustees reviewed information on the recent performance of Reservoir Fund as compared to a peer group of other funds in the fixed income Morningstar category group.  The Board reviewed performance information for Shelter Fund compared to a peer group of other funds in the allocation/alternative Morningstar category group.   The Trustees considered information regarding the performance of the other Funds in the Trust compared to a peer group of other funds complied by Lipper, Inc.  The also discussed the information provided by the Adviser.  The Board concluded that the Adviser’s past performance was acceptable.

Fees and Expenses.  The Board reviewed the advisory fees and expense ratios of Amerigo, Clermont, Select Allocation, Descartes, Liahona, Enhanced Income, Flexible Income and Select Appreciation compared to fees paid by a peer group of other Fund of Funds and ETFs compiled by Lipper, Inc.  The Board then reviewed the advisory fees paid by Reservoir Fund compared to fees paid by a peer group of fixed income funds from Morningstar.  The Board next reviewed the advisory fees paid by Shelter Fund compared to fees paid by a peer group of funds in the allocation/alternative Morningstar category with similar growth/income investment objective.  The Board reviewed the contractual arrangements for each Fund, which stated that the Adviser had agreed to waive or limit its management fees and/or reimburse expenses at least until December 31, 2010, to limit net annual operating expenses, and found such arrangements to be beneficial to shareholders.  The Board concluded that the advisory fee paid by each Fund is fair and reasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Funds, and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of each Fund, economies of scale was not a material consideration, but would be re-evaluated in the future.

Profitability.  The Board considered the profits realized by the Adviser in connection with the operation of the Funds and whether the amount of profit is a fair entrepreneurial profit for the management of the Funds.  It also considered the income and other benefits realized by the Adviser and its affiliates from other activities related to the Funds.  As stated in the materials provided, the Adviser reported it did not receive payments from the Funds other than for advisory fees paid pursuant to the advisory agreement and the Funds’ prospectus.  The Board reviewed the Adviser's 2008 balance sheet and the Adviser reported there was no adverse material change in the financial condition of the Adviser since the date of that balance sheet.  The Board concluded that the Adviser’s level of profitability from its relationship to each Fund is not excessive.

  Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies, is available without charge, upon request, by calling 1-866-811-0225 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.   The Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-811-0225.

AdvisorOne Funds Annual Report

Additional Information (Unaudited) (Continued)

April 30, 2010

Privacy Policy

The AdvisorOne Funds recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

•

Account applications and other required forms,

•

Written, oral, electronic or telephonic communications and

•

Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our customers.

AdvisorOne Funds

4020 S. 147th Street • Omaha, NE 68137

866-811-0225 • www.advisoronefunds.com

Distributed by Northern Lights Distributors, LLC, Member FINRA

0950-NLD-7/9/2010

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2010

$ 118,000

FY 2009

$ 77,500

(b)

Audit-Related Fees

FY 2010

$ 0

FY 2009

$ 0

Nature of the fees:

(c)

Tax Fees

FY 2010

$ 26,800

FY 2009

$ 14,500

Nature of the fees:

Preparation of federal and state tax returns and review of annual dividend calculations.

(d)

All Other Fees

Registrant

Adviser

FY 2010

$ 0

$ 0

FY 2009

$ 0

$ 0

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)

Percentages of 2010 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

0%

Tax Fees:

0%

0%

All Other Fees:

0%

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2010

$ 26,800

             $ None

FY 2009

$ 14,500

$ None

(h)

Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2010.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AdvisorOne Funds

By (Signature and Title)

       W. Patrick Clarke, President

Date

7/7/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

        W. Patrick Clarke, President

Date

7/7/10

By (Signature and Title)

       Andrew Rogers, Treasurer

Date

7/7/10